PROSPECTUS

14,000,000 Common Shares

Nuveen Mortgage Opportunity Term Fund

$25.00 PER SHARE

Investment Objective.    Nuveen Mortgage Opportunity Term Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to generate attractive total returns through opportunistic investments in mortgage-backed securities. The Fund intends to invest in mortgage-backed securities directly, and indirectly through a separate investment in a public-private investment fund formed pursuant to the Public-Private Investment Program (“PPIP”) established by the U.S. Department of the Treasury (the “UST”). Through these investments, the Fund seeks to capitalize on the potential for recovery in the U.S. residential and commercial real estate markets, and a corresponding recovery in valuations of mortgage securities, over an investment horizon of the next ten years. The Fund cannot assure you that it will achieve its investment objective.

No Prior History.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering.

The Fund’s common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund’s trading or “ticker” symbol is “JLS.”

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Investing in the Fund’s common shares involves certain risks. You could lose some or all of your investment. See “Risks” beginning on page 42 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 13 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The UST has not participated in the preparation of this prospectus or made any representation regarding, and expressly disclaims any liability or responsibility to any investor in the Fund for, the accuracy, completeness or correctness of any of the materials contained herein. Without limitation of the foregoing, the UST does not approve or disapprove of any tax disclosure or advice set forth herein.

	Per Share	Total(3)
Public Offering Price	$25.000	$350,000,000
Sales Load(1)	$1.125	$15,750,000
Estimated Offering Expenses(2)	$0.050	$700,000
Proceeds, after Expenses, to the Fund	$23.825	$333,550,000

(1)

Nuveen Asset Management (and not the Fund) has agreed to pay from its own assets a structuring fee to each of Wells Fargo Securities, LLC and UBS Securities LLC, and an incentive fee to Raymond James & Associates, Inc. See “Underwriting.”

(2)

Total expenses of the common share offering paid by the Fund (which do not include the sales load) are estimated to be $700,000, or $800,000 assuming full exercise of the over-allotment option, which represents $0.05 per common share issued. Nuveen Asset Management has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.05 per common share.

(3)

The Fund has granted the underwriters an option to purchase up to 2,000,000 additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $400,000,000, $18,000,000, $800,000 and $381,200,000, respectively. See “Underwriting.”

The underwriters expect to deliver the common shares to purchasers on or about November 30, 2009.

Wells Fargo Securities	BofA Merrill Lynch	UBS Investment Bank	Nuveen Investments, LLC

Janney Montgomery Scott     Raymond James     RBC Capital Markets    Stifel Nicolaus

Ladenburg Thalmann & Co. Inc.    Maxim Group LLC    Wunderlich Securities

The date of this prospectus is November 24, 2009.

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Fund Strategies.    The Fund seeks to achieve its investment objective by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS,” as defined further below), consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). MBS represent interests in diversified pools of residential or commercial mortgage loans, and typically take the form of pass-through securities or collateralized mortgage obligations. The Fund will seek to select MBS that, in the judgment of the Fund’s portfolio management team, represent an undervalued investment opportunity with favorable total return potential. This evaluation is based upon multiple factors, including rigorous analysis of the credit performance of the mortgage loan portfolios underlying the MBS; security structure characteristics such as the priority of payment, credit enhancement and default patterns of underlying loans; and the relative financial strength of the mortgage loan servicer.

To implement its strategy, the Fund intends to invest in MBS directly, and indirectly through a separate investment as a limited partner in a private feeder fund (the “Feeder PPIP Fund”). The Feeder PPIP Fund will invest alongside the UST in a master fund that has been organized to invest directly in MBS and other assets eligible for purchase under PPIP (the “Master PPIP Fund”).

Portfolio Contents.    Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined herein) in MBS, consisting primarily of non-agency RMBS and CMBS, directly and indirectly by investing in the Feeder PPIP Fund. The Fund also may invest up to 20% of its Managed Assets directly in other permitted investments. Based upon current market conditions, the Fund anticipates it will have initial portfolio allocations (including its direct and indirect investments) of approximately 60% to 70% of Managed Assets in RMBS, 20% to 30% in CMBS, and 10% to 15% in other permitted investments. It is expected that these allocations will change over the life of the Fund.

Allocation of Proceeds.    The Fund intends to invest 70% to 80% of the net proceeds of this offering (representing 54% to 67% of Managed Assets) directly in MBS and other permitted investments and approximately 20% to 30% of the net proceeds of this offering (representing 33% to 46% of Managed Assets) in the Feeder PPIP Fund. The allocation of net proceeds between the Fund’s direct investments and its investment in the Feeder PPIP Fund differs as a percentage of Managed Assets because of the use of leverage, as described below. Under no circumstances will the Fund invest more than 40% of the net proceeds of this offering in the Feeder PPIP Fund.

Leverage.    The Fund anticipates using leverage to seek to enhance total returns. The Fund intends to use leverage indirectly through the Feeder PPIP Fund’s investment in the Master PPIP Fund, which will borrow from the UST and perhaps from other government or private sources. The Fund expects its investment in the Master PPIP Fund will be leveraged by borrowing under a credit agreement with the UST in an amount equal to approximately 50% of the Master PPIP Fund’s total assets immediately after giving effect to the borrowing. The Master PPIP Fund’s will be non-recourse to the Fund. Although the Master PPIP Fund’s will not constitute actual borrowing of the Fund, it will constitute effective leverage for the Fund of approximately 20% to 25% of its Managed Assets. In addition, the Fund may employ leverage directly at the Fund level in the form of borrowings through a qualified government sponsored program or from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. The Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect, to total Managed Assets) to 33% of Managed Assets. In addition, the Fund intends to establish a standby credit facility in an amount up to 5% of Managed Assets as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company. The Fund also may borrow for temporary, emergency or other purposes as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). There can be no assurance that the Fund’s leverage strategy will be successful.

Investment Adviser and Subadviser.    Nuveen Asset Management (“NAM”) is the Fund’s investment adviser and Wellington Management Company, LLP is the Fund’s subadviser (the “Subadviser”). NAM will determine whether and to what extent the Fund will invest in the Feeder PPIP Fund. The Subadviser has day-to-day responsibility for managing the Fund’s direct investments in MBS and other permitted investments. The Subadviser is also the investment adviser to the Feeder PPIP Fund and Master PPIP Fund (in that capacity, “Wellington Management”). In certain instances, at NAM’s direction, the Subadviser may manage assets that have been committed to the Feeder PPIP Fund by NAM, but have not yet been called by the Feeder PPIP Fund. An affiliate of Wellington Management is the general partner to the Feeder PPIP Fund and the Master PPIP Fund.

Limited Term.    It is anticipated that the Fund will terminate after 10 years, on or before November 30, 2019, although it could terminate sooner or later. Upon termination, the Fund will distribute all of its net assets to shareholders of record as of the date of termination. The Fund’s investment objective and policies are not designed to seek to return to investors who purchase common shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated November 24, 2009, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information (the table of contents of which is on page 95 of this prospectus), annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission’s website (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Board of Governors of the U.S. Federal Reserve, the UST or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information prior to making an investment in the Fund, especially the information set forth under the heading “Risks.”

The Fund	Nuveen Mortgage Opportunity Term Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

The Offering	The Fund is offering 14,000,000 common shares of beneficial interest at $25.00 per share through a group of underwriters led by Wells Fargo Securities, LLC (“Wells Fargo”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Nuveen Investments, LLC (“Nuveen”). Certain underwriters participating in this offering or their affiliates, including Wells Fargo and Merrill Lynch, Pierce Fenner & Smith Incorporated (which is a remote affiliate of Nuveen Asset Management (“NAM”), the Fund’s investment adviser, and the Fund) have an ownership interest in Nuveen Investments, Inc. (“Nuveen Investments”), the parent company of NAM. See “Management of the Fund—Investment Adviser.” The common shares of beneficial interest are called “Common Shares” in this prospectus. You must purchase at least 100 Common Shares in this offering. The Fund has given the underwriters an option to purchase up to 2,000,000 additional Common Shares to cover orders in excess of 14,000,000 Common Shares. See “Underwriting.” NAM has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.05 per Common Share.

Who May Want to Invest	You should consider your investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors seeking:

•	Access to an opportunistic institutional market strategy—non-agency residential and commercial mortgage-backed securities—at historically attractive prices and yields;

•	An unprecedented co-investment opportunity with the U.S. Treasury (the “UST”) and institutional investors in a Public-Private Investment Program (“PPIP”) partnership;

•	Attractive monthly distributions with the potential for capital appreciation from investments in discounted mortgage-backed securities;

•	A strategy that intends to employ leverage to potentially enhance current income and total returns;

•	A limited ten year term, with all net assets distributed to investors upon termination;

•	The potential for daily liquidity afforded by listing on the New York Stock Exchange; and

•	The combined closed-end fund expertise of Nuveen Investments and mortgage-backed securities expertise of Wellington Management Company, LLP (the “Subadviser” or “Wellington Management”).

However, keep in mind that you will need to assume the risks associated with an investment in the Fund. See “Risks.”

Investment Objective and Strategies	The Fund’s investment objective is to generate attractive total returns through opportunistic investments in mortgage-backed securities (“MBS,” as further defined herein). The Fund cannot assure you that it will achieve its investment objective. See “The Fund’s Investments” and “Risks.”

The Fund seeks to achieve its investment objective by investing primarily in a diverse portfolio of MBS, consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). MBS represent interests in diversified pools of residential or commercial mortgage loans, and typically take the form of pass-through securities or collateralized mortgage obligations (“CMOs”). The Fund will seek to select MBS that, in the judgment of the Fund’s portfolio management team, represent an undervalued investment opportunity with favorable total return potential. This evaluation is based upon multiple factors, including rigorous analysis of the credit performance of the mortgage loan portfolios underlying the MBS; security structure characteristics such as the priority of payment, credit enhancement and default patterns of underlying loans; and the relative financial strength of the mortgage loan servicer.

To implement its strategy, the Fund intends to invest in MBS directly, and indirectly through a separate investment as a limited partner in a private feeder fund (the “Feeder PPIP Fund”). The Feeder PPIP Fund will invest alongside the UST in a master fund that has been organized to invest directly in MBS and other assets eligible for purchase under PPIP (the “Master PPIP Fund”). The Fund intends to invest 70% to 80% of the net proceeds of this offering (representing 54% to 67% of Managed Assets (as defined herein)) directly in MBS and other permitted investments and approximately 20% to 30% of the net proceeds of this offering (representing 33% to 46% of Managed Assets) in the Feeder PPIP Fund. The allocation of net proceeds between the Fund’s direct investments and its investment in the Feeder PPIP Fund differs as a percentage of Managed Assets because of the use of leverage, as described below. Under no circumstances will the Fund invest more than 40% of the net proceeds of this offering in the Feeder PPIP Fund.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in MBS, consisting primarily of non-agency RMBS and CMBS, directly and indirectly by investing in the Feeder PPIP Fund. MBS include, but are not limited to, the following: U.S. agency mortgage-backed pass-through securities issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and other federal agencies, or issues guaranteed by them; delegated underwriting and servicing bonds, including pools of multi-family housing loans issued by FNMA and FHLMC; non-agency RMBS; non-dollar RMBS; CMBS and CMOs, including interest only (“IO”), principal only (“PO”) and other mortgage securities backed by U.S. agency or non-agency pass-through securities; mortgage-related asset-backed securities (“ABS”), such as home equity loan-backed (“HEQ”) securities; MBS credit default swaps (including on the CMBX, TRX and ABX indices) and other derivative instruments related to MBS; and repurchase agreements supported by agency MBS.

The Fund also may invest up to 20% of its Managed Assets in other permitted investments, including cash and cash equivalents, UST securities, non-mortgage related ABS, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including on the CDX index), and other synthetic mortgage-related exposure, including equity investments in mortgage REITs, as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund also may invest in any newly developed mortgage-related derivatives that may hereafter become available for mortgage investing.

Based upon current market conditions, the Fund anticipates it will have initial portfolio allocations (including its direct and indirect investments) of approximately 60% to 70% of Managed Assets in RMBS, 20% to 30% in CMBS, and 10% to 15% in other permitted investments. It is expected that these allocations will change over the life of the Fund. See “The Fund’s Investments” for additional information on the types of securities in which the Fund may invest.

The Fund’s “Managed Assets” are the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, leverage at the Master PPIP Fund level attributable to the Fund’s investment in the Feeder PPIP Fund.

The Fund intends to use leverage to seek to enhance total returns. The Fund expects that its indirect investment in the Master PPIP Fund will be leveraged through borrowings from the UST. Such borrowings by the Master PPIP Fund will be non-recourse to the Fund. Over time, the percentage of the Fund’s Managed Assets attributable to the Master PPIP Fund is expected to decline, which may lead to a lower effective leverage rate. In addition, the Fund may employ leverage at the Fund level through borrowings from a qualified government sponsored program or from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. The Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect, to total Managed Assets) to 33% of its Managed Assets. See “Leverage.”

The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may use derivative instruments to, among other things, seek to enhance return, to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset. See “The Fund’s Investments—Derivatives.”

The Fund is not limited in its ability to invest in below investment-grade or illiquid securities.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its available assets (i.e., assets not invested in the Feeder PPIP Fund) in high quality short-term investments. Such transactions will be used solely to reduce risk. There can be no assurance that such strategies will be successful.

During the invest-up period of the Feeder PPIP Fund (which is expected to be six to twelve months), the Fund may invest in U.S. agency-backed MBS or other liquid mortgage-related securities. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

Public-Private Investment Program (“PPIP”)	On March 23, 2009, the UST, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the United States Federal Reserve, announced the creation of PPIP. PPIP is designed to encourage the transfer of certain illiquid legacy real estate-related assets off the balance sheets of financial institutions, restarting the market for these assets and supporting the flow of credit and other capital into the broader economy. PPIP calls for the creation of public-private investment funds, such as the Master PPIP Fund, through which privately raised capital and UST capital are pooled together to facilitate the purchase of PPIP Eligible Assets.

PPIP Eligible Assets include RMBS and CMBS issued prior to 2009 that were originally rated AAA or that received an equivalent rating by two or more nationally recognized statistical rating organizations (“NRSROs”) without ratings enhancement and that are secured directly by actual mortgage loans, leases or other assets and not other securities (other than certain swap positions, as determined by the UST).

Certain categories of PPIP Eligible Assets, such as RMBS involving adjustable rate mortgages offering different payment options (“Option ARM RMBS”) and certain RMBS involving mortgages made with borrowers with limited credit history or made with limited documentation (“Subprime RMBS”), have been referred to by the financial media as “toxic assets.” The Fund does not currently intend to invest a significant portion of its assets in those categories of MBS. Based on current market conditions, the Fund anticipates that it will have no direct investment exposure to Option ARM RMBS and limited investment exposure to select Subprime RMBS.

The Fund will participate in the Master PPIP Fund by investing in the Feeder PPIP Fund, which in turn will invest substantially all of its investments in the Master PPIP Fund after an initial invest-up period. The Fund’s investment in the Feeder PPIP Fund will be illiquid. See “Illiquid Investment” below.

Feeder PPIP Fund.    The Feeder PPIP Fund is a Delaware limited partnership formed to participate in PPIP by investing alongside the UST in the Master PPIP Fund. The Feeder PPIP Fund is a private partnership, organized to provide certain qualified institutional investors with access to PPIP. The Fund will be a limited partner of the Feeder PPIP Fund. Wellington Management serves as investment adviser to the Feeder PPIP Fund. Wellington PPIF Management, LLC (the “General Partner”), an affiliate of Wellington Management, will serve as the general partner to the Feeder PPIP Fund. The Fund’s interests in the Feeder PPIP Fund will be substantially identical to those of the other investors in the Feeder PPIP Fund in all material respects except the Fund will not be subject to the Feeder PPIP Fund’s management fee. Investors in the Fund, however, will pay a management fee on Managed Assets, which includes total assets attributable to the Fund’s direct investments and its investments in the leveraged Master PPIP Fund.

Master PPIP Fund.    The Master PPIP Fund is a Delaware limited partnership that will invest directly in a portfolio of PPIP Eligible Assets and borrow from the UST through a senior secured term loan facility which is generally non-recourse to the investors in the Master PPIP Fund, subject to certain exceptions (the “UST Debt Financing,” as defined below). There are three principal investors in the Master PPIP Fund: the UST, the Feeder PPIP Fund and another private feeder fund structured for non-U.S. and U.S. tax-exempt investors (the “Offshore Feeder PPIP Fund”). The General Partner serves as the general partner to, and has also made a nominal investment in, the Master PPIP Fund. Wellington Management serves as the investment adviser of the Master PPIP Fund.

Neither the Feeder PPIP Fund nor the Master PPIP Fund is registered with the Securities and Exchange Commission as an investment company under the 1940 Act, and neither fund’s interests are registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Master PPIP Fund will invest substantially all of its assets in PPIP Eligible Assets. In addition to PPIP Eligible Assets, the Master PPIP Fund may also invest in (a) cash, (b) bank deposits, (c) UST securities with maturities of not more than 90 calendar days, (d) money market mutual funds that (i) are registered with the Securities and Exchange Commission and regulated under Rule 2a-7 promulgated under the 1940 Act and (ii) invest exclusively in direct obligations of the United States of America or obligations the prompt payment of the principal of and interest on which is unconditionally guaranteed by the United States of America and/or (e) any other investment approved by the UST in writing as a temporary investment (collectively, “Temporary Investments”).

Warrants. In connection with its use of UST Debt Financing, the Master PPIP Fund has granted warrants to the UST, which provide for preferential payments by the Master PPIP Fund to the UST after the Master PPIP Fund has returned all of the capital invested in the Master PPIP Fund by each of its partners. See “Risks—Leverage Risk” and “Risks—Risks Related to Investments in the Feeder PPIP Fund and Master PPIP Fund.”

Illiquid Investment.    The Feeder PPIP Fund generally may not withdraw from the Master PPIP Fund, and the Feeder PPIP Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the Master PPIP Fund, in whole or in part, without the prior written consent of the UST. Similarly, the Fund generally may not withdraw from the Feeder PPIP Fund, and the Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the Feeder PPIP Fund, in whole or in part, without the prior written consent of the General Partner. As a result, the Fund’s investment in the Feeder PPIP Fund will be considered illiquid.

The UST is a significant equity investor in (and lender to) the Master PPIP Fund. As a result, the UST has certain rights and powers with respect to the Master PPIP Fund which provide the UST with an oversight and examination role with respect to its investment in the Master PPIP Fund. As a result of the Fund’s investment in the Master PPIP Fund, through its investment in the Feeder PPIP Fund, the Fund will be subject to various risks not typically associated with an investment in a registered closed-end investment company. See “Risks—Role of UST in the Master PPIP Fund Risk” and “—Risks Related to Investments in the Feeder PPIP Fund and the Master PPIP Fund.”

Leverage	The Fund anticipates using leverage to seek to enhance total returns. The Fund intends to use leverage indirectly through its investment in the leveraged Master PPIP Fund, which will borrow from the UST and perhaps from other government or private sources. The Fund also may employ leverage directly at the Fund level in the form of borrowings from a qualified government sponsored program or from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. The Fund will not offer preferred shares for the first two years after it begins operations.

Master PPIP Fund Leverage.    The Master PPIP Fund will borrow money from the UST for investment purposes in an amount equal to approximately 50% of the Master PPIP Fund’s total assets immediately after giving effect to the borrowing (the “UST Debt Financing”). The Master PPIP Fund will bear the interest expense and other financing costs arising out of its use of the UST Debt Financing. The Master PPIP Fund may also use, to the extent permitted, other private or public sources of leverage. Although the Master PPIP Fund’s borrowing will not constitute actual borrowing of the Fund and will be non-recourse to the Fund, it is expected when fully utilized to constitute effective leverage for the Fund of approximately 20% to 25% of Managed Assets after the initial invest-up is completed.

Fund Leverage. The Fund may employ additional leverage directly at the Fund level through borrowings, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. As a result of the Fund’s investment in the leveraged Master PPIP Fund and its other potential Fund-level leverage, the Fund may have a combined effective leverage ratio of up to 33% of its Managed Assets.

The Fund also intends to establish a standby credit facility in an amount up to 5% of Managed Assets as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company. See “Distributions.” In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of up to 33% of the Fund’s Managed Assets.

The Fund pays to NAM a management fee, and to the Subadviser a subadvisory fee, based on Managed Assets. NAM, in consultation with the Subadviser, will decide whether and how much to leverage the Fund based solely on the assessment of whether such use of leverage will advance the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore NAM and the Subadviser’s management fees means that NAM may have an incentive to effect, and the Subadviser may have an incentive to recommend, an increase in the Fund’s use of leverage. NAM, in consultation with the Subadviser, will seek to manage that incentive by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees (the “Board of Trustees”).

The Fund also may obtain leverage through entering into reverse repurchase agreements under which the Fund sells portfolio investments to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Such agreements are considered to be borrowings under the 1940 Act unless the Fund segregates an amount of cash and/or liquid securities equal to the amount of the Fund’s obligations under the reverse repurchase agreements. The Fund will segregate cash or liquid securities in a manner consistent with the positions articulated by the Securities and Exchange Commission and its staff.

There can be no assurance that the Fund’s leverage strategy will be successful. The use of leverage creates special risks for holders of Common Shares (“Common Shareholders”). See “Leverage” and “Risks—Leverage Risk.”

Limited Term	The Fund seeks to capitalize on the potential for recovery in the U.S. residential and commercial real estate markets, and a corresponding recovery in the valuation of MBS, over an investment horizon of the next 10 years. Accordingly, the Fund has a limited term of 10 years and, unless terminated earlier, plans to liquidate all of its assets, retire or redeem its borrowings and distribute any remaining net assets to Common Shareholders on or before November 30, 2019. The Fund’s term may only be extended by a vote of the Board of Trustees for up to two consecutive one-year periods. The Fund has been structured with this limited term for a number of reasons, including but not limited to the fact that the Fund is designed to attempt to take advantage of the opportunity presented by historically low valuations of MBS and that the Fund anticipates investing a portion of its portfolio in the Feeder PPIP Fund, which invests in the Master PPIP Fund, which has an eight year term (subject to possible extension as described below).

The Master PPIP Fund will continue until the eighth anniversary of the closing of the Master PPIP Fund (the “Master PPIP Closing Date”) (unless terminated earlier pursuant to certain conditions), subject to extension at the discretion of Wellington Management with the written consent of the UST for up to two consecutive one-year periods. Upon its termination, it is anticipated that the Master PPIP Fund (and in turn the Feeder PPIP Fund) will distribute substantially all of its net assets to its partners on a pro-rata basis. The Fund, in turn, will reinvest the proceeds received from the Feeder PPIP Fund or distribute such proceeds to Common Shareholders. See “Risks—Limited Term Risk.”

The Fund’s investment objective and policies are not designed to seek to return to investors who purchase Common Shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination.

Distributions	The Fund expects to make monthly distributions to Common Shareholders, commencing approximately 90 days after the completion of this offering. The Fund’s distributions are expected to be composed of net investment income. In addition, the Fund may distribute, at least annually, any net realized capital gains to Common Shareholders. Distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

The Fund may employ a managed distribution policy in order to provide shareholders an opportunity to receive potential realized capital gains and/or principal repayments on its portfolio over time through monthly distributions rather than in potentially large lump sum payments. While the major portion of the Fund’s distributions are projected to be sourced from the Fund’s net investment income, the portfolio management team believes there is a potential for additional total return above the Fund’s net investment income over the term of the Fund. Such potential additional returns will depend on a variety of factors, including, among others: the discount pricing obtained in acquiring portfolio securities, the recoveries from the underlying mortgages and the securities currently in default, the actual default losses and prepayment rates of the underlying mortgage pools going forward, the cost of leverage, and the payments on the warrants made by the Master PPIP Fund to the UST.

The ability of the Fund to make distributions to Common Shareholders is dependent, in part, upon the distributions the Master PPIP Fund makes to the Feeder PPIP Fund and that the Feeder PPIP Fund in turn makes to the Fund. The Master PPIP Fund is required to distribute any income earned from its investments, including principal paydowns, interest and dividend income and any net proceeds realized from dispositions of investments, no later than 30 calendar days following the end of each fiscal quarter in which such income is received by the Master PPIP Fund. However, Wellington Management, as the investment adviser of the Master PPIP Fund, will be allowed to withhold from any distributions amounts necessary to (i) create reasonable reserves for Master PPIP Fund expenses, (ii) create reasonable reserves for repayment of indebtedness, and (iii) make investments as permitted by PPIP during the investment period. Generally, distribution of income by the Master PPIP Fund will initially be made to the partners in the Master PPIP Fund, which include the UST, the Feeder PPIP Fund, the Offshore Feeder PPIP Fund, and the General Partner, in proportion to each of their respective percentage interests in the Master PPIP Fund. During the invest-up period of the Feeder PPIP Fund, which is expected to be six to twelve months, distributions may be made by the Feeder PPIP Fund to its partners, including the Fund, in the discretion of the General Partner (when cash is made available to the Feeder PPIP Fund by the Master PPIP Fund as discussed above). The General Partner will determine the amount of funds available for distribution by the Feeder PPIP Fund to its investors, including the Fund, after applying any funds needed to pay expenses of the Feeder PPIP Fund (including the Feeder PPIP Fund’s share of certain expenses of the Master PPIP Fund) or for any reserves established by the Feeder PPIP Fund.

As explained more fully below in “Tax Matters,” the Fund intends to make distributions to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid paying U.S. federal income taxes and, if practicable, excise taxes, on undistributed taxable income. At least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. See “Distributions.”

The Master PPIP Fund’s use of the UST Debt Financing may limit its ability to make distributions to the Feeder PPIP Fund and in turn the ability of the Feeder PPIP Fund to make distributions to the Fund. See “Risks—Risks Related to Investments in the Feeder PPIP Fund and Master PPIP Fund.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

Investment Adviser and Subadviser

NAM will be the Fund’s investment adviser, responsible for determining the Fund’s overall investment strategy and monitoring the performance of the Subadviser. NAM will determine whether and to what extent the Fund will invest in the Feeder PPIP Fund. NAM may delegate management of assets that have been committed to the

Feeder PPIP Fund but not yet called to the Subadviser. To the extent that NAM determines not to invest the Fund’s assets in the Feeder PPIP Fund, those assets will be invested primarily in MBS and other permitted investments.

The Subadviser has overall responsibility for implementing the Fund’s direct investments in MBS and other permitted investments. In certain instances, at NAM’s direction, the Subadviser may manage assets that have been committed to the Feeder PPIP Fund by NAM but have not yet been called by the Feeder PPIP Fund. Wellington Management will also serve as investment adviser to the Feeder PPIP Fund and the Master PPIP Fund. An affiliate of Wellington Management will be the General Partner to the Feeder PPIP Fund and the Master PPIP Fund.

NAM, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $141 billion of assets under management as of September 30, 2009. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end funds as measured by the number of funds (126) and the amount of fund assets under management (approximately $46 billion) as of September 30, 2009.

On November 13, 2007, Nuveen Investments was acquired by an investor group led by Madison Dearborn Partners, LLC, a private equity firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch & Co., Inc. (“Merrill Lynch”), which has since been acquired by Bank of America Corporation (“Bank of America”). As a result of the MDP Acquisition, Merrill Lynch currently owns a 32% non-voting equity stake in Nuveen Investments, owns a $30 million position in the $250 million revolving loan facility of Nuveen Investments and holds two of ten seats on the board of directors of Nuveen Investments. Wells Fargo also owns an interest in Nuveen Investments. Because these arrangements may give rise to certain conflicts of interest involving NAM and Bank of America (including Merrill Lynch), NAM has adopted polices and procedures intended to address these potential conflicts. To the extent conflicts exist between NAM, the Fund and Merrill Lynch, Merrill Lynch will pursue its interests regardless of whether those interests are adverse to those of NAM, the Fund and the Fund’s Common Shareholders. For additional information regarding the MDP Acquisition, see “Management of the Fund—Nuveen Investments.”

The Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. As of September 30, 2009, Nuveen Investments had outstanding approximately $4.0 billion in aggregate principal amount of indebtedness, with $531.8 million of available cash on hand. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance outstanding indebtedness with scheduled maturities beginning in 2013. The risks, uncertainties and other factors related to Nuveen Investments’ business, the effects of which may cause its assets under management, earnings, revenues, and/or profit margins to decline, are described in its filings with the Securities and Exchange Commission, which are publicly available.

Wellington Management is a professional investment counseling firm. Wellington Management is one of the largest private asset managers in the financial services industry, with over $506 billion in client assets under management as of September 30, 2009. As of that date, the firm served as investment adviser to approximately 1,500 institutions, including investment companies, pension plans, financial institutions, endowments and foundations, located in over 40 countries.

The Fund has agreed to pay a total annual management fee to NAM and the Subadviser based on the sum of a Fund-level fee and a complex-level fee in a maximum amount equal to 1.15% of the Fund’s average daily Managed Assets, which includes assets attributable to the Fund’s use of effective leverage such as, but not limited to, the leverage at the Master PPIP Fund level attributable to the Fund’s investment in the Feeder PPIP Fund. Pursuant to an investment management agreement between NAM and the Fund, NAM will receive 40% of the Fund’s total annual management fee. Pursuant to an investment sub-advisory agreement between the Subadviser and the Fund, the Subadviser will receive 60% of the Fund’s total annual management fee.

The Fund-level fee is a maximum of 0.9500% of the Fund’s average daily Managed Assets, with lower fees for assets that exceed $125 million. The complex-level fee is a maximum of 0.2000% of the Fund’s average daily Managed Assets based on the average daily managed assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S. (collectively, the “Nuveen Funds”) (as “managed assets” are defined in each Nuveen Fund’s investment management agreement with NAM, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes and the Fund’s allocable amount of the Master PPIP Fund’s leverage)), with lower fee levels for complex-level assets that exceed $55 billion.

Based on complex-level assets of approximately $65.8 billion as of September 30, 2009, the complex-level fee would be 0.1901% of the Fund’s Managed Assets and the total fee to NAM and the Subadviser would be 1.1401% of the Fund’s Managed Assets (assuming Managed Assets of $125 million).

Listing	The Fund’s Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. See “Description of Shares—Common Shares.” The trading or “ticker” symbol of the Common Shares is “JLS.”

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as the Fund’s custodian, transfer agent and administrator. See “Custodian and Transfer Agent.”

Special Risk Considerations	Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. The Fund’s performance and the value of its investments will vary in response to changes in the market for MBS, interest rates, inflation and other market factors. See “Risks” for a more complete discussion of the special risk considerations of an investment in the Fund.

General Risks

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Risks Related to Investments in MBS.    Investing in MBS (including PPIP Eligible Assets) entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. MBS are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform its duties. Most MBS are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such MBS, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS. In addition, concentrations of MBS of a particular type, as well as concentrations of MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the MBS to additional risk.

•

Prepayment Risk.    MBS represent an interest in a pool of mortgages. These mortgages typically permit borrowers to prepay amounts owing, often with no penalty. The relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage-related and asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, the total return and maturity of mortgage-related and asset-backed securities may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related securities at a premium, prepayments may result in loss of the Fund’s principal investment to the extent of any unamortized premium. RMBS and CMBS are subject to a number of specific risks. See “Risks—CMBS Risks” and “—Non-Agency RMBS Risks”

•

Below Investment Grade Securities Risk.    The Fund will invest a substantial portion of its assets in MBS that were originally rated AAA, but subsequently have been downgraded to below investment grade. As a result of being downgraded to below investment grade, these assets will be regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade securities may be particularly susceptible to economic downturns. It is likely that the current economic recession could further disrupt the market for such securities and may have an adverse impact on the value of such securities and on the ability of the issuers of such securities to repay principal and repay interest thereon, thereby increasing the incidence of default on such securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in Common Shares of the Fund, both in the short term and the long term.

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Credit Risk.    Credit risk is the risk that one or more MBS or other securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. In general, lower-rated securities carry a greater degree of risk that the issuer will be unable to make interest and principal payments when due, which could have a negative impact on the Fund’s net asset value, dividends and on the market value of the Common Shares. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities, potentially making them difficult to value.

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Leverage Risk.    The Fund anticipates using leverage, which will magnify investment, market and certain other risks. The Fund intends to limit its combined effective leverage ratio to 33% of Managed Assets. The Fund’s investment through the Feeder PPIP Fund in the leveraged Master PPIP Fund would result in a fixed level of effective leverage since the Fund generally may not withdraw from the Feeder PPIP Fund. This may constrain the Fund’s ability to utilize additional effective leverage at the Fund level and, in certain circumstances, the Fund may be required to sell assets at inopportune times, potentially incurring losses.

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Risks Related to the Role of the UST in the Master PPIP Fund.    As a result of the UST providing equity capital and UST Debt Financing to the Master PPIP Fund, the UST will be able to exercise certain rights and powers in regard to the Master PPIP Fund. The UST may exercise these rights in its own interest and not in the interests of the Fund or the Common Shareholders. The UST’s exercise of these rights and powers in its own interest may adversely affect the Fund and its ability to achieve its investment objective. See “Risks—Risks Related to Investments in the Feeder PPIP Fund and Master PPIP Fund.”

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Risks Related to Investments in PPIP Eligible Assets.    The Master PPIP Fund will invest substantially all of its assets in PPIP Eligible Assets. Investments in these securities may be speculative. Investing in PPIP Eligible Assets entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. PPIP Eligible Assets are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform.

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Risks Related to Fund Distributions.    Distributions paid by the Fund to its Common Shareholders are derived from the interest income and additional total return from the Fund’s investments in MBS securities and other permitted investments. The total return generated by the Fund’s investments can vary widely over the short term and long term. Additionally, the terms of PPIP may limit the Master PPIP Fund’s ability to distribute cash under certain circumstances, which may affect the Fund’s ability to satisfy the distribution requirements necessary to maintain the Fund’s status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S federal income and excise taxes.

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Credit Risk of Originators and Servicers of Residential and Commercial Mortgage Loans.    A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now subject to federal insolvency proceedings. These difficulties have resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as from increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related non-agency RMBS. Many of these originators and servicers are very highly leveraged. These difficulties may also increase the chances that some of these entities may default on their warehousing or other credit lines or become insolvent or bankrupt thereby increasing both the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency RMBS and subordinated security holders.

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Subprime Mortgage Market Risk.    The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage related securities. Delinquencies and losses on residential mortgage loans generally have increased recently and may continue to increase, and a further decline in or flattening of housing values may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.

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Risks Associated with Legislation and Government Plans.    Law, legislation or other government regulation, including that which is promulgated in furtherance of a “bailout” or “rescue” plan to address distress in the residential mortgage loan sector may result in a reduction of available transactional opportunities for the Fund, or an increase in the cost associated with such transactions. Foremost among these risks is the possibility of legislation or regulation relating to loan modifications. Such legislation may include, by way of example and not limitation, provisions for relief to stay or delay the foreclosure of residential mortgage loans or to modify payment terms, including interest rates and repayment periods, of residential mortgage loans over a lender’s objections. The implications of government intervention are unclear, and any such program may have negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Risks Related to Investments in the Fund

•	No Prior History. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

•	Investment and Market Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value.    Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering.

•

Interest Rate Risk.    Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise.

•

Investment Focus Risk.    The Fund will be affected to a greater degree by events affecting the MBS market, and more specifically, the markets for PPIP Eligible Assets, than if it invested in a broader array of securities, and such impact could be considerably greater than if it did not focus its investments to such an extent, particularly as a result of the leveraged nature of its investments.

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Competition for Investment Opportunities.    It is possible that competition for appropriate portfolio investments may increase, thus reducing the number of attractive portfolio investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made. There can be no assurance that the Fund will be able to locate, consummate and exit investments that satisfy its investment objective, or that it will be able to invest the net proceeds from this offering in MBS to the extent necessary to achieve its investment objective.

•

Limited Term Risk.    Because the assets of the Fund, the Feeder PPIP Fund, and the Master PPIP Fund will be liquidated in connection with their respective terminations, each may be required to sell portfolio securities when they otherwise would not, including at times when market conditions are not favorable, which may cause them to lose money. The Feeder PPIP Fund and the Master PPIP Fund are subject to earlier dissolution and termination. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination.

•

Derivatives Risk.    Derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Derivatives involve investment exposure that may exceed the original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund under certain circumstances. In addition, the derivatives market is largely unregulated. As a result, potential regulatory developments could adversely affect the Fund’s ability to terminate existing contracts or to realize amounts to be received under such contracts.

•

Liquidity Risk.    The Fund, both directly and indirectly through its investment through the Feeder PPIP Fund in the Master PPIP Fund, may invest in MBS, including PPIP Eligible Assets, for which there is no readily available trading market or which are otherwise illiquid. The Fund and the Master PPIP Fund may not be able to readily dispose of such securities at prices that approximate those at which they could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund and the Master PPIP Fund may have to sell other investments to raise cash to meet their respective obligations.

•

Non-Diversification.    Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund may be more susceptible than a diversified fund to any single corporate, economic, political, geographic or regulatory occurrence affecting MBS issuers or mortgage loan servicers.

•

Hedging Risk.    The Fund’s use of derivatives or other transactions to reduce risks involves costs and will be subject to the Fund’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Fund’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Certain federal income tax provisions and the terms of PPIP impose restrictions on the ability of the Fund and the Master PPIP Fund to enter into derivatives or other risk reduction transactions.

•

Reliance on Investment Adviser and Subadviser.    The Fund is subject to management risk because it is an actively managed portfolio. NAM and the Subadviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no assurance that these will produce the desired results. The Fund is dependent upon services and resources provided by its investment adviser, NAM (and therefore the investment adviser’s parent, Nuveen Investments), and the Subadviser. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness, with scheduled maturities beginning in 2013, or to fund its other liquidity needs. For additional information on NAM and Nuveen Investments, see “Management of the Fund.”

•

Risks Related to Potential Conflicts of Interest.    NAM and the Subadviser manage other registered investment companies, separate accounts, private investment funds and other investment funds, which may raise potential conflicts of interest, including those associated with allocating management time, services and functions, and there can be no assurance that any actual or potential conflicts of interest will not result in the Fund or Master PPIP Fund receiving less favorable investment terms in certain investments than if such conflicts of interest did not exist.

•

Tax Risks.    The Fund may be required to report taxable income early in its holding period for certain investments in excess of the economic income the Fund ultimately realizes from such investments. Due to the nature of certain of the Fund’s investments, the Fund may have taxable income in excess of the cash available to the Fund for the annual distribution necessary to maintain the Fund’s status as a regulated investment company for U.S. federal income tax purposes and avoid U.S. federal corporate income and excise taxes. In addition, the Fund’s efforts to satisfy such distribution requirements may adversely affect the Fund’s ability to execute its business strategies. The Fund may in the future choose to pay distributions in kind, in which case a Fund shareholder may be required to pay U.S. federal income taxes in excess of the cash distributions that the shareholder receives.

The Fund must satisfy an asset diversification test in order to qualify as a regulated investment company for U.S. federal income tax purposes. The Fund expects to satisfy this test by, among other things, looking through to the assets held by the Master PPIP Fund, and in so doing it will rely on a legal opinion of its tax counsel. The opinion notes that there is no specific authority directly on point dealing with the application of the Code to partnership interests held by regulated investment companies (such as the Fund) and it states that there can be no assurance that the Internal Revenue

Service (the “IRS”) will not successfully challenge the conclusions therein. If the Fund were not permitted to look through to the assets of the Master PPIP Fund, its tax status as a regulated investment company could be jeopardized. For any tax year that the Fund failed to qualify as a regulated investment company, all of its taxable income would be subject to U.S. federal income tax (and possible state income tax) at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to the Fund’s shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. See “Risks—Tax Risks—Status as Regulated Investment Company.”

Risks Related to Investments in the Feeder PPIP Fund and Master PPIP Fund

•

PPIP Amendment Risk.    PPIP could be amended pursuant to new legislation or altered through administrative or judicial action. Such amendments could be retroactive, which could have the effect of preventing the Fund from benefiting from its investment in the Feeder PPIP Fund.

•

Loan Modification Risk.    The general partner of the Master PPIP Fund, subject to certain conditions, will be required, under the terms of PPIP, to (i) consent on behalf of the Master PPIP Fund to reasonable requests from servicers or trustees for approval to participate in the UST’s Making Home Affordable Program, or for approval to implement other reasonable loss mitigation measures (including but not limited to, term extensions, rate reductions, principal write downs, or removal of caps on the percentage of loans that may be modified within the securitization structure), and (ii) where the Master PPIP Fund acquires 100% of the RMBS that are backed by a particular pool of residential mortgage loans, instruct the servicer or trustee of such securities, if such servicer or trustee is participating in the Making Home Affordable Program, to include such pool of residential mortgage loans in the Making Home Affordable Program. Any of these requirements may have a negative effect on the Master PPIP Fund’s investment performance.

•

New Financing Program Risk.    The Feeder PPIP Fund and Master PPIP Fund were formed to take advantage of PPIP, a recently-commenced program with a limited operating history. PPIP is designed to encourage the transfer of certain illiquid legacy real estate-related assets off of the balance sheets of financial institutions, restarting the market for these assets and supporting the flow of credit and other capital into the broader economy. PPIP is without precedent and its effects are impossible to predict with certainty. Such uncertainties of the program may result in challenges for the Fund, the Feeder PPIP Fund and the Master PPIP Fund that make achievement of the Fund’s investment objective more difficult than would otherwise be the case with more established methods of investing and financing.

•

Risks Related to PPIP Distributions.    During the term of any UST Debt Financing loan received through PPIP, the Master PPIP Fund will be subject to an asset coverage test (and, under certain circumstances, a leverage ratio test), each of which must be satisfied on a pro forma basis. Failure to satisfy the asset coverage test at specified levels restricts the ability of the Master PPIP Fund (and consequently the Fund) to make distributions. A more detailed description of the asset coverage test can be found in “Risks—Risks Related to the Feeder PPIP Fund and Master PPIP Fund.” Pursuant to the terms of the UST Debt Financing, the Master PPIP Fund is limited in the amount of distributions it can make if it does not meet the required asset coverage ratio. There can be no assurance that the Master PPIP Fund will achieve the required asset coverage ratio. The limitations of the asset coverage requirements on the Master PPIP Fund’s ability to make distributions may adversely affect the Fund’s ability to satisfy the distribution requirements necessary to maintain the Fund’s status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes. See also “Risks—Tax Risks—Risks Associated with Asset Coverage Requirements and Regulated Investment Company Distribution Requirements.”

•

Additional Risks.    For additional risks relating to investments in the Fund, including “Distressed Situations,” “Currency Risk,” “Expedited Transactions,” “CMBS Risk,” “Non-Agency RMBS Risk,” “Extension Risk,” “Widening Risk,” “Interest Rate Risk Associated with Non-Agency RMBS Securities and CMBS,” “Structural Risks Associated with Non-Agency RMBS and CMBS,” “Subordination Risk Associated with Non-Agency RMBS and CMBS,” “Management Risk,” “Market Discount from Net Asset Value and Expected Reductions in Net Asset Value,” “Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk,” “Recent Developments,” “Government Intervention in Financial Markets,” “Market Disruption and Geopolitical Risk,” “Certain Risks Related to the PPIP,” “New Program Risk,” “Municipal Securities Market Risk,” “Inflation Risk,” “Deflation Risk,” “Non-Diversification,” “Restrictions Placed on Hedging,” “Reinvestment Risk,” “Leverage Recourse Risk,” “Reverse Repurchase Agreement Risk,” “Insolvency Considerations with Respect to Issuers of Indebtedness,” “Portfolio Valuation for Financial Accounting and Other Reporting Purposes,” “Master and Feeder PPIP Funds Not Registered,” “Inverse Floating Rate Securities Risk,” “Variable Debt Risk,” “Other Investment Companies Risk,” “Counterparty Risk,” “Personnel Turnover Risk,” “Certain Affiliations,” “Anti-Takeover Provisions,” “Risks Related to PPIP Distributions; Asset Coverage Requirement and Leverage Ratio Risk,” “Limited Recourse to the General Partner and Wellington Management,” “Limited Recourse to the UST,” “Master Feeder Structure,” “Default,” “Removal of an Investor,” “Market Value Calculation May Not Reflect Liquidation Value of PPIP Eligible Assets; Effect on Asset Coverage Test and Leverage Ratio Test,” “Master PPIP Fund Hedging Risk,” “Restrictions on Acquiring and Selling PPIP Eligible Assets Risk; Risks Relating to Conflict of Interest and Code of Ethics Restrictions” and “Risks Relating to Affiliates,” please see “Risks” beginning on page 42 of this prospectus.

SUMMARY OF FUND EXPENSES

The purpose of the table and the example below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. Expenses are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues 14,000,000 Common Shares and that the net proceeds of the offering are $333,550,000, of which $91,750,000 is invested in the Master PPIP Fund through an investment in the Feeder PPIP Fund. Expenses also assume the Fund’s maximum effective leverage equal to approximately 33% of the Fund’s Managed Assets. The Fund’s actual expenses may vary from the estimated expenses shown in the table. See “Management of the Fund.”

Percentage of Offering Price
Shareholder Transaction Expenses
Sales Load Paid by You	4.50%
Offering Expenses Borne by the Fund(1)	0.20%
Dividend Reinvestment Plan(2)	0.00%

Percentage of Net Assets
Estimated Annual Expenses
Management Fees:
Fund-Level Fees(3)	1.42%
Complex-Level Fees(3)	0.30%
Interest Expenses(4)	0.33%
Other Expenses(5)	0.12%
Acquired Fund Fees and Expenses(6)	0.41%

Total Annual Expenses	2.58%

The following example illustrates the expenses (including (i) the sales load of $45 and (ii) estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 2.58% and (2) a 5% annual return:(7)

1 Year	3 Years	5 Years	10 Years
$72	$123	$178	$325

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

(1)	NAM has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay the amount by which the Fund’s offering costs (other than sales load) exceed $0.05 per Common Share. Based on an estimated offering size of $350,000,000 (14,000,000 Common Shares), the Fund would pay a maximum of $700,000 of offering costs and NAM would pay all offering costs in excess of $700,000, which are currently estimated to be $1,145,000.
(2)	You will be charged a $2.50 service fee and pay brokerage charges if you direct State Street Bank and Trust Company, as the agent for the Fund’s Dividend Reinvestment Plan (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”
(3)	Assumes no fee breakpoints. See “Management of the Fund—Investment Management and Subadvisory Agreements.”
(4)	Assumes effective leverage equal to 14.57% of the Fund’s Managed Assets due to borrowings at the Fund level and an annual interest rate on such borrowings of 1.50%.
(5)

Other Expenses do not include any interest attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (“self-deposited inverse floating rate securities”). The Fund does not currently expect to create self-deposited inverse floating rate securities.
(6)	This is an estimate of (i) annual operating expenses to be borne by the Fund in connection with its anticipated investment in the Feeder PPIP Fund and (ii) the Fund’s pro rata share of the organizational expenses of the Feeder PPIP Fund and the Master PPIP Fund in connection with such investment. The Fund’s actual operating expenses will vary based upon the level of the Fund’s investment in the Feeder PPIP Fund, the actual expenses of the Feeder PPIP Fund, the actual amount of borrowings by the Master PPIP Fund and any fluctuations in interest rates or actions taken by the Master PPIP Fund to manage its interest rate exposure. This estimate assumes effective leverage equal to 18.43% of the Fund’s Managed Assets due to borrowings at the Master PPIP Fund level and an annual interest rate on such borrowings of 1.25%.
(7)	The example assumes that the estimated Total Annual Expenses set forth in the table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 10, 2009, pursuant to a declaration of trust (the “Declaration”) governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $333,550,000 ($381,200,000 if the underwriters exercise the over-allotment option in full) after payment of the estimated offering costs. NAM has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.05 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below, including investment in the Feeder PPIP Fund, which will invest proceeds it receives from the Fund in the Master PPIP Fund in accordance with the investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with the Fund’s investment objective and policies within approximately three to four months after the completion of the offering. Wellington Management anticipates, based on current market conditions, that 50% of the Fund’s indirect investment in the Master PPIP Fund will be invested within six months and 100% of the Fund’s investment in the Master PPIP Fund be invested within 12 months. Wellington Management believes that the flexibility of investing over this period may permit the Master PPIP Fund to purchase securities at more favorable prices, although no assurance can be given in this regard. Pending such investment, it is anticipated that the proceeds of this offering will be invested in mortgage-related short-term investments, such as U.S. agency CMOs, CMBS, municipal securities, reverse repurchase agreements and other high quality securities, until such time as the Feeder PPIP Fund issues capital calls for portions of the Fund’s capital commitment to the Feeder PPIP Fund for investment in the Feeder PPIP Fund and, subsequently, in the Master PPIP Fund.

THE FUND’S INVESTMENTS

Investment Objective and Policies

The Fund’s investment objective is to generate attractive total returns through opportunistic investments in MBS. The Fund intends to invest in MBS directly, and indirectly through a separate investment in a public-private investment fund formed pursuant to PPIP. Through these investments, the Fund seeks to capitalize on the potential for recovery in the U.S. residential and commercial real estate markets, and a corresponding recovery in valuations of MBS, over an investment horizon of the next 10 years. The Fund cannot assure you that it will achieve its investment objective. See “Risks.”

The Fund seeks to achieve its investment objective by investing primarily in a diverse portfolio of MBS, consisting primarily of non-agency RMBS and CMBS. MBS represent interests in diversified pools of residential or commercial mortgage loans, and typically take the form of pass-through securities or CMOs. The Fund will seek to select MBS that, in the judgment of the Fund’s portfolio management team, represent an undervalued investment opportunity with favorable total return potential. This evaluation is based upon multiple factors, including rigorous analysis of the credit performance of the mortgage loan portfolios underlying the MBS; security structure characteristics such as the priority of payment, credit enhancement and default patterns of underlying loans; and the relative financial strength of the mortgage loan servicer.

To implement its strategy, the Fund intends to invest in MBS directly, and indirectly through a separate investment as a limited partner in the Feeder PPIP Fund. The Feeder PPIP Fund will invest alongside the UST, the Offshore Feeder PPIP Fund and the General Partner in the Master PPIP Fund. The Fund intends to invest

70% to 80% of the net proceeds of this offering (representing 54% to 67% of Managed Assets) directly in MBS and other permitted investments and 20% to 30% (representing 33% to 46% of Managed Assets) of the net proceeds in the Feeder PPIP Fund. Under no circumstances will the Fund invest more than 40% of the net proceeds of this offering in the Feeder PPIP Fund.

The Fund intends to use leverage to enhance the total return potential of the overall investment strategy. The Fund expects that its indirect investment in the Master PPIP Fund will be leveraged through borrowings from the UST. Such borrowings by the Master PPIP Fund will be non-recourse to the Fund. In addition, the Fund may employ leverage at the Fund level through borrowings from a qualified government sponsored program or from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. The Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect, to total Managed Assets) to 33% of its Managed Assets.

“Managed Assets” are the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, leverage at the Master PPIP Fund level attributable to the Fund’s investment in the Feeder PPIP Fund.

The Fund also intends to establish a standby credit facility in an amount up to 5% of Managed Assets as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company. Such indebtedness would be in addition to the combined effective leverage ratio of up to 33% of the Fund’s Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in MBS, consisting primarily of non-agency RMBS and CMBS, directly and indirectly by investing in the Feeder PPIP Fund. MBS include, but are not limited to, the following: U.S. agency mortgage-backed, pass-through securities issued by GNMA, FNMA, FHLMC, and other federal agencies, or issues guaranteed by them; delegated underwriting and servicing bonds, including pools of multi-family housing loans issued by FNMA and FHLMC; non-agency RMBS; non-dollar RMBS; CMBS and CMOs, including IO, PO, and other mortgage securities backed by U.S. agency or non-agency pass-through securities; mortgage-related ABS, such as HEQ securities; MBS credit default swaps (including on the CMBX, TRX and ABX indices), and other derivative instruments related to mortgage-backed securities; and repurchase agreements supported by agency MBS.

The Fund also may invest up to 20% of its Managed Assets in other permitted investments, including cash and cash equivalents, UST securities, non-mortgage related ABS, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including on the CDX index), and other synthetic mortgage-related exposure, including equity investments in mortgage REITs, as permitted by the 1940 Act. The Fund also may invest in any newly developed mortgage-related derivatives that may hereafter become available for mortgage investing.

Based upon current market conditions, the Fund anticipates it will have initial portfolio allocations (including its direct and indirect investments) of approximately 60% to 70% of Managed Assets in RMBS, 20% to 30% in CMBS, and 10% to 15% in other permitted investments. It is expected that these allocations will change over the life of the Fund. See “The Fund’s Investments” for additional information on the types of securities in which the Fund may invest.

The Fund intends to use leverage to seek to enhance total returns, primarily through its indirect investment in the leveraged Master PPIP Fund. The Fund expects that its indirect investment in the Master PPIP Fund will be leveraged through borrowings from the UST. Such borrowings by the Master PPIP Fund will be non-recourse to the Fund. Over time, the percentage of the Fund’s net proceeds invested in the Master PPIP Fund is expected to decline, which may lead to a lower effective leverage rate. In addition, the Fund may employ leverage at the Fund level through borrowings from a qualified government sponsored program or from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. The Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect, to total Managed Assets) to 33% of its Managed Assets. See “Leverage.”

The Feeder PPIP Fund generally may not withdraw from the Master PPIP Fund, and the Feeder PPIP Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the Master PPIP Fund, in whole or in part, without the prior written consent of the UST. Similarly, the Fund generally may not withdraw from the Feeder PPIP Fund and the Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the Feeder PPIP Fund, in whole or in part, without the prior written consent of the General Partner. As a result, the Fund’s investment in the Feeder PPIP Fund will be considered illiquid.

The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Fund may use derivative instruments to, among other things, seek to enhance return, to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset. See “The Fund’s Investments—Derivatives.”

The Fund is not limited in its ability to invest in below investment-grade or illiquid securities.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its available assets (i.e., assets not invested in the Feeder PPIP Fund) in high quality short-term investments. Such transactions will be used solely to reduce risk. There can be no assurance that such strategies will be successful.

The Fund cannot change its fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Investment Philosophy and Process

NAM will determine whether and to what extent the Fund will invest in the Feeder PPIP Fund. The Subadviser has overall responsibility for implementing Fund’s direct investments in MBS and other permitted investments and is the investment adviser to the Feeder PPIP Fund and Master PPIP Fund. In certain instances, at NAM’s direction, the Subadviser may manage assets that have been committed to the Feeder PPIP Fund by NAM, but have not yet been called by the Feeder PPIP Fund.

Investment Philosophy.    Based on current market conditions, the portfolio management team believes the case for investing in MBS is compelling. Due to continued market dislocations and anxiety about the macroeconomic environment and borrower default behavior, credit spreads in MBS and other structured finance securities remain very wide and prices remain low by historical standards. However, the portfolio management team believes that these credit spreads are wider than is justified by likely default activity in the underlying securities based on conservative macroeconomic and housing assumptions. In addition, U.S. government efforts to support these markets are extensive. However, an extended economic recession or the lack of a recovery in real estate markets could further disrupt the market for MBS securities and may have an adverse impact on the value of such securities and therefore the Fund. Through PPIP, the UST is offering very favorable borrowing terms to facilitate leverage, which may contribute a meaningful component of returns for the Fund. Based on all of these factors, the portfolio management team believes that the Fund offers investors the potential to achieve attractive investment returns.

Investment Process.    The portfolio management team at the Subadviser utilizes a disciplined multi-step investment process that combines top-down strategy, bottom-up fundamental research, and security selection to identify attractive MBS and mortgage-related investment opportunities. Top-down strategic decisions among MBS sectors draw on a comprehensive review of trends in the market, the interest rate outlook, and other economic inputs. Research and security selection involve a thorough and ongoing review of structure, servicer, and collateral. The Fund will seek to select MBS that, in the judgment of the Fund’s portfolio management team, represent an undervalued investment opportunity with favorable total return potential. This evaluation is based upon multiple factors, including rigorous analysis of the credit performance of the mortgage loan portfolios underlying the MBS; security structure characteristics such as the priority of payment, credit enhancement and default patterns of underlying loans; and the relative financial strength of the mortgage loan servicer. The Subadviser will seek to select higher quality securities from senior classes and avoid mortgage securities where the credit risk may substantially outweigh the potential for higher returns.

The Fund will be investing in discounted or “distressed” mortgage securities. These mortgage securities offer the opportunity for investors to earn total return in excess of current yields. Such potential additional returns will depend on a variety of factors, including, among others: the discount pricing obtained in acquiring portfolio securities, the recoveries from the underlying mortgages and the securities currently in default, the actual default losses and prepayment rates of the underlying mortgage pools going forward, the cost of leverage and the payments on the warrants made by the Master PPIP Fund to the UST. The portfolio management team’s valuation of such securities at the time of purchase takes into account for each mortgage pool existing default levels as well as the possibility of future defaults under various economic scenarios. The portfolio management team will seek to limit potential losses on underlying mortgage loans by seeking to invest in higher quality securities from senior classes and generally avoid categories of mortgage securities where the credit risk may substantially outweigh the potential for higher returns. For example, the Fund initially anticipates, based on current market conditions, that it will have limited investment exposure to select Subprime RMBS and no direct investment exposure to Option ARM RMBS.

For mortgage-backed and structured finance securities, the Subadviser’s research analysts review quantitative and qualitative metrics at the time of purchase and on an on-going basis. In addition to rigorous stress testing and scenario analysis for every security, an important component of the analysis includes a review of the financial strength of the servicer, the underwriting standards of the originator, the servicing collection capabilities, as well as macroeconomic views on the U.S. economy and interest rates. The portfolio management team maintains a regular dialogue with the Subadviser’s equity research and fixed income credit analysts regarding their investment views and proprietary ratings on relevant servicers and originators. Finally, the analysis of securities focuses on identifying whether individual securities are backed by a diversified pool of assets and whether the portfolio management team believes individual securities exhibit stable to improving performance trends on a relative basis.

Portfolio Composition and Other Information

The Fund’s portfolio will be composed principally of the following investments. More detailed information about the Fund’s portfolio investments is contained in the Statement of Additional Information under “Portfolio Composition.”

MBS.    MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in RMBS and CMBS, including residual interests, issued by private issuers, including subordinated mortgage-

related securities. The Fund may invest in subprime mortgages or MBS that are backed by subprime mortgages. Other mortgage-related securities in which the Fund may invest are described below.

RMBS.    RMBS are securities with payments which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances by residential real estate (one-to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.

The non-agency RMBS in which the Fund may invest are issued by, among others, commercial banks, investment banks, and mortgage originators. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by private insurers. There can be no assurance that the private insurers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

The agency RMBS in which the Fund may invest represent participations in, are secured by or payable from, mortgage loans secured by real residential property. Agency RMBS may include agency mortgage pass-through certificates issued or guaranteed by GNMA, FNMA and/or FHLMC. These mortgage pass-through certificates provide for the pass-through to investors of their pro rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying loans. GNMA, FNMA and FHLMC guarantee timely distributions of interest and principal to shareholders. Agency RMBS may also include agency CMOs, which are debt obligations issued by GNMA, FNMA or FHLMC.

CMBS.    CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Funds may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. CMBS have no governmental guarantee.

Stripped Mortgage-Backed Securities.    The Fund also may invest in stripped mortgage-backed securities (“Stripped MBS”). Stripped MBS are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (“IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (“PO”). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Below Investment Grade Securities.    A significant portion of the Fund’s portfolio (including both direct and indirect investments) may consist of below investment grade securities. Although all PPIP Eligible Assets must have originally been rated AAA or an equivalent rating by at least two NRSROs, many may currently be rated below investment grade. Below investment grade securities are those rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s) and BB or lower by Standard and Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc., (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or comparably rated by other rating agencies. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Ca by Moody’s and C by S&P or Fitch are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated C by Moody’s and D by S&P or Fitch are in default and the payment of interest and/or repayment of principal is in arrears.

Lower grade securities, though higher yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in the Fund’s net asset value volatility.

ABS.    ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. In a basic securitization structure, an entity, often a financial institution, originates or otherwise acquires a pool of financial assets, either directly or through an affiliate. It then sells the financial assets, again either directly or through an affiliate, to a specially created investment vehicle that issues securities “backed” or supported by those financial assets, which securities are ABS. Payment on the ABS depends primarily on the cash flows generated by the assets in the underlying pool and other rights designed to assure timely payment, such as liquidity facilities, guarantees or other features generally known as credit enhancements. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters” or “residual interest securities”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities. Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary at inception between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust. The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In the portfolio management team’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund’s other assets to losses. The Fund will segregate or earmark liquid assets with its custodian in accordance with Securities and Exchange Commission regulations to cover these obligations. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the inverse floater could be terminated and the Fund could incur a loss. See also “Segregation of Assets” in the Statement of Additional Information. The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Investments in inverse floating rate securities create effective leverage. The use of leverage creates special risks for Common Shareholders. See “Leverage” and “Risks—Leverage Risk” and “—Inverse Floating Rate Securities Risk.”

Floating Rate Securities.    The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Repurchase Agreements and Reverse Repurchase Agreements.    The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. The Fund may borrow and create effective leverage through entering into reverse repurchase agreements under which the Fund sells portfolio investments to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the 1940 Act unless the Fund segregates an amount of cash and/or liquid securities equal to the amount of the Fund’s obligations under the reverse repurchase agreements. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Municipal Securities.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility or pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends.

Derivatives

The Fund may invest in certain derivative instruments in pursuit of its investment objective and to seek to enhance return, to hedge some of the risk of the Fund’s investments or as a substitute for a position in an underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. In particular, the Fund may use credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Master PPIP Fund also may invest in certain derivative instruments to hedge its interest rate exposure with respect to its debt investments. Under the terms of PPIP, the Master PPIP Fund has agreed not to enter into any other derivatives contracts without the written consent of the UST.

There is no assurance that these derivative strategies will be available at any time or that the Subadviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Initial Portfolio Composition

The Subadviser anticipates that, based upon current market conditions, the Fund’s direct investments in MBS will be invested during an invest-up period of three to four months after the completion of the offering. Wellington Management anticipates, based on current market conditions, that 50% of the Fund’s investment in the Master PPIP Fund will be invested within six months and 100% of the Fund’s investment in the Master PPIP Fund will be invested within 12 months. During the Master PPIP Fund’s invest-up period, the Fund may invest capital that is committed to the Feeder PPIP Fund but not yet called for investment by the Feeder PPIP Fund in MBS and other permitted investments. Based upon current market conditions, the Fund anticipates that, after the invest-up period, it will have initial portfolio allocations (including its direct and indirect investments) of approximately 60% to 70% of Managed Assets in RMBS, 20% to 30% in CMBS, and 10% to 15% in other permitted investments. It is expected that these allocations will change over the life of the Fund.

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. There are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the portfolio management team’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” on page 22 of this prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

THE PUBLIC-PRIVATE INVESTMENT PROGRAM

PPIP

On March 23, 2009, the UST, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the United States Federal Reserve, announced the creation of PPIP. PPIP is designed to encourage the transfer of certain illiquid legacy real estate-related assets off the balance sheets of financial institutions, restarting the market for these assets and supporting the flow of credit and other capital into the broader economy. PPIP calls for the creation of public-private investment funds, such as the Master PPIP Fund, through which privately raised capital and UST capital are pooled together to facilitate the purchase of PPIP Eligible Assets.

PPIP Eligible Assets currently include RMBS and CMBS issued prior to 2009 that were originally rated AAA or that received an equivalent rating by two or more NRSROs without ratings enhancement and that are secured directly by actual mortgage loans, leases or other assets and not other securities (other than certain swap positions, as determined by the UST). A rating issued by an NRSRO is only the opinion of the entity issuing the rating, and is not a guarantee as to quality, or an assurance of the performance, of the rated security. In addition, the manner in which NRSROs obtain and process information about a particular security may affect the NRSRO’s ability to timely react to changes in an issuer’s circumstances that could influence a particular rating. At least 90% of the loans and other assets underlying any PPIP Eligible Asset must be situated in the United States. PPIP Eligible Assets must be purchased solely from those financial institutions from which the UST may purchase assets pursuant to Section 101(a)(1) of the Emergency Economic Stabilization Act of 2008 (“EESA”). Such financial institutions include, but are not limited to, any bank, savings association, credit union, security broker or dealer, or insurance company, established and regulated under the laws of the United States or any State, territory, or possession of the United States, the District of Columbia, Commonwealth of Puerto Rico, Commonwealth of Northern Mariana Islands, Guam, American Samoa, or the United States Virgin Islands, and having significant operations in the United States, but excluding any central bank of, or institution owned by, a foreign government; provided, however, if foreign government ownership of otherwise PPIP Eligible Assets results from extending financing to a financial institution that then failed or defaulted on such financing, such assets remain PPIP Eligible Assets. PPIP Eligible Assets do not include any securities backed by loans and other assets 10% or more of which are not situated in the United States. The final determination of what constitutes PPIP Eligible Assets is made by the UST and may be subject to change. Accordingly, the PPIP Eligible Assets in which the Master PPIP Fund may invest could change over time.

The Feeder PPIP Fund

The Feeder PPIP Fund is a Delaware limited partnership formed to participate in PPIP by investing alongside the UST in the Master PPIP Fund. The Feeder PPIP Fund is a private partnership organized to provide certain qualified institutional investors with access to PPIP. Wellington Management is the investment adviser to the Feeder PPIP Fund. An affiliate of Wellington Management serves as the general partner to the Feeder PPIP Fund. NAM will determine whether and to what extent the Fund invests in the Feeder PPIP Fund.

Certain persons associated with Wellington Management will invest a minimum of $20 million in the Master PPIP Fund through either the Feeder PPIP Fund or the Offshore Feeder PPIP Fund. In addition, the General Partner will have a capital commitment equal to $100,000 with respect to the Feeder PPIP Fund and $5,000 with respect to the Master PPIP Fund. Wellington Management will not invest directly in the Master PPIP Fund.

The Fund’s interests in the Feeder PPIP Fund will be substantially identical to those of the other investors in the Feeder PPIP Fund in all material respects except the Fund will not be subject to the Feeder PPIP Fund’s management fee. Investors in the Fund, however, will pay a management fee on Managed Assets, which includes total assets attributable to the Fund’s direct investments and its investments in the leveraged Master PPIP Fund.

The Feeder PPIP Fund will accept investors through several separate closings. There have been one or more closings in which the Fund did not invest. The Fund will invest in the Feeder PPIP Fund in a subsequent closing.

Upon the occurrence of a closing subsequent to the initial closing of the Feeder PPIP Fund, each newly admitted investor (“New Investor”) in the Feeder PPIP Fund, such as the Fund, will, in addition to its share of any drawdown issued at the time of the subsequent closing, (i) contribute to the Feeder PPIP Fund an amount equal to the excess of (a) its pro rata share of all drawn commitments of the investors admitted in previous closings over (b) its pro rata share of all distributions made to the investors admitted in previous closings, plus (ii) pay an amount equivalent to interest on such amount at an annual rate equal to the prime rate plus 2%. The interest equivalent component will be paid in addition to the New Investor’s capital commitment. This requirement to pay an interest equivalent for a New Investor is designed to compensate the UST and the initial investors for the use of funds between the initial and subsequent closing and to therefore ensure all investors are treated equitably.

If, in the reasonable judgment of the General Partner, (i) the removal of an investor in the Feeder PPIP Fund is necessary to ensure compliance with the United States Employee Retirement Income Security Act of 1974, as amended, the United States Bank Holding Company Act of 1956, as amended, or the terms of the Master PPIP Fund or (ii) a material adverse effect on any of the Feeder PPIP Fund, the Offshore Feeder PPIP Fund, the Master PPIP Fund, other investors in the Feeder PPIP Fund, the General Partner, or any of their respective affiliates is likely to result by virtue of an investor’s investment in the Feeder PPIP Fund, the Feeder PPIP Fund will redeem the entire interest in the Feeder PPIP Fund held by such investor by issuing a preferential promissory note payable to the order of the investor in the amount of the fair market value of such interest, as determined by the General Partner in its sole discretion. Such note will be paid in full (pro rata with any similar notes issued) and no distributions will be made to the remaining investors in the Feeder PPIP Fund until such notes have been paid in full.

The Feeder PPIP Fund is subject to dissolution and termination upon the occurrence of certain events, including any of the following:

•	the dissolution of the Master PPIP Fund;

•

the election of the general partner of the Feeder PPIP Fund following its determination that a change in any applicable law or regulation would materially adversely impact the continuation of the Feeder PPIP Fund; or

•	the election of the general partner of the Feeder PPIP Fund following its determination, upon written advice of counsel, that dissolution is required by applicable law or regulation.

The Fund initially intends to invest approximately 20% to 30% of the net proceeds from this offering in the Feeder PPIP Fund. Under no circumstances will the Fund invest more than 40% of the net proceeds of this offering in the Feeder PPIP Fund. The Feeder PPIP Fund will invest substantially all of its assets in the Master PPIP Fund. The Fund generally may not withdraw from the Feeder PPIP Fund and the Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the Feeder PPIP Fund, in whole or in part, without the prior written consent of the General Partner.

Master PPIP Fund

The Master PPIP Fund is a Delaware limited partnership that will invest directly in a portfolio of PPIP Eligible Assets and borrow from the UST through UST Debt Financing. There are three principal investors in the Master PPIP Fund: the UST, the Feeder PPIP Fund the Offshore Feeder PPIP Fund. The General Partner serves as general partner to, and has also made a nominal investment in, the Master PPIP Fund. Wellington Management serves as the investment adviser of the Master PPIP Fund.

Neither the Feeder PPIP Fund nor the Master PPIP Fund is registered with the Securities and Exchange Commission as an investment company under the 1940 Act, and neither fund’s interests are registered under the Securities Act.

The Fund’s investment in the Feeder PPIP Fund will be governed by the terms and conditions of the partnership agreement for the Feeder PPIP Fund, and the Feeder PPIP Fund’s investment in the Master PPIP

Fund will in turn be governed by the terms and conditions of the partnership agreement for the Master PPIP Fund (collectively, the “Partnership Agreements”). The Partnership Agreements will regulate the investment and financial operations, distributions of income, gains (if any) and returns of capital to the partners, governance and management of the Feeder PPIP Fund and the Master PPIP Fund, respectively.

The UST will invest an amount equal to the combined investment of the Feeder PPIP Fund, the Offshore Feeder PPIP Fund and the General Partner in the Master PPIP Fund. The UST will also provide UST Debt Financing to the Master PPIP Fund to provide leverage and to fund its purchase of additional PPIP Eligible Assets. The Fund’s investment in the Feeder PPIP Fund (and in turn the Feeder PPIP Fund’s investment in the Master PPIP Fund) will not occur immediately, but rather the Fund’s capital will be drawn down during a reasonable time period after the closing of this offering through a series of capital calls. Certain persons associated with Wellington Management will invest a minimum of $20 million in the Master PPIP Fund, through either the Feeder PPIP Fund or the Offshore Feeder PPIP Fund.

The Master PPIP Fund will invest substantially all of its assets in PPIP Eligible Assets, including non-agency RMBS and CMBS. The Master PPIP Fund also may invest in Temporary Investments. The Master PPIP Fund will leverage its investments with UST Debt Financing, which generally will be non-recourse to the investors in the Master PPIP Fund, subject to certain exceptions. The Master PPIP Fund may seek also to access other private or public sources of leverage. See “Leverage.”

As a result of the UST providing equity capital and the UST Debt Financing to the Master PPIP Fund, the UST will have certain rights and powers in regard to the Master PPIP Fund, which will indirectly subject the Fund to various risks not typically associated with an investment in a registered closed-end investment company. For example, the UST will have the right to unilaterally remove the general partner of the Master PPIP Fund in certain circumstances and to remove the general partner with the consent of a certain percentage of partnership units in other circumstances. See “Risks—Certain Risks Related to the Feeder PPIP Fund and Master PPIP Fund.” In addition, the Master PPIP Fund will grant the UST warrants in connection with the UST providing the UST Debt Financing. See “—Master PPIP Fund Warrants.”

The Master PPIP Fund will not, without the written consent of the UST:

•	acquire directly or indirectly through a flow-through entity a residual interest in a real estate mortgage investment conduit;

•	invest in any securities or assets other than PPIP Eligible Assets and Temporary Investments;

•	enter into any derivative contract unless such contract is intended solely to hedge the Master PPIP Fund’s interest rate exposure with respect to any debt obligation;

•	hedge any credit risks arising from investments made by the Master PPIP Fund;

•	directly or indirectly lend PPIP Eligible Assets, Temporary Investments or any economic interest therein for any purpose (including to facilitate delivery of a short sale); or

•	invest more than 5% of the Master PPIP Fund’s aggregate capital commitments in any particular issuance of PPIP Eligible Assets (as measured by CUSIP number).

Due to restrictions imposed on the Master PPIP Fund, the Master PPIP Fund may use interest rate derivatives solely for the purpose of hedging interest rate mismatches between the UST Debt Financing and PPIP Eligible Assets, or as otherwise designed to reduce the Master PPIP Fund’s exposure to prevailing interest rates. The Master PPIP Fund’s ability to use derivative contracts and engage in other strategic transactions for other hedging and risk management purposes generally will require the consent of the UST.

The General Partner will, subject to certain conditions, (i) consent on behalf of the Master PPIP Fund to reasonable requests from servicers or trustees for approval to participate in the UST’s Making Home Affordable Program, or for approval to implement other reasonable loss mitigation measures (including but not limited to, term extensions, rate reductions, principal write downs, or removal of caps on the percentage of loans that may be modified within the securitization structure) and (ii) where the Master PPIP Fund acquires 100% of the RMBS that are backed by a particular pool of residential mortgage loans, instruct the servicer or trustee of such securities, if such servicer or trustee is participating in the Making Home Affordable Program, to include such pool of residential mortgage loans in the Making Home Affordable Program. The General Partner will only be required to so consent or instruct (as applicable) if it receives reasonably requested information from the servicer or the trustee (as applicable) and access to appropriate individuals at the servicer or the trustee (as applicable) which allow the General Partner to make an independent analysis that the consent or instruction (as applicable) is consistent with its duties as general partner of the Master PPIP Fund.

The Master PPIP Fund maintains a capital account for its partners. The Master PPIP Fund’s partners (other than the UST) will pay their pro rata share, based on the amount each invests in the Master PPIP Fund, of all legal, accounting, filing and other expenses incurred by the Master PPIP Fund (and its affiliates) in connection with organizing and establishing the Master PPIP Fund. Wellington Management (and its affiliates) will be responsible for the expenses of providing their services to the Master PPIP Fund, including overhead expenses (including systems and technology), office expenses and compensation of their employees. Except as noted above, the Master PPIP Fund will pay all reasonable expenses related to the operation of the Master PPIP Fund, including fees, costs and expenses related to the investigation, development, purchase, holding and sale of PPIP Eligible Assets (including PPIP Eligible Asset transactions that are not ultimately consummated or closed), fees, costs and expenses of any administrators, custodians, attorneys, accountants and other professionals, fees, costs and expenses incurred in connection with borrowings by the Master PPIP Fund through the UST Debt Financing or otherwise, certain taxes, the costs of any litigation (but not, for the avoidance of doubt, any losses incurred by Wellington Management, certain of its affiliates, or any of their respective officers, directors, employees, shareholders, members or partners), directors’ and officers’ liability or other insurance (provided that the Master PPIP Fund shall not bear the cost of any incremental premium associated with the purchase of insurance designed to insure Wellington Management or any other party for any liability resulting from fraud, bad faith, willful misconduct, breach of fiduciary duty, gross negligence, a violation of applicable securities laws, conduct that is the subject of a criminal proceeding where the insured party had no reasonable basis to believe that such conduct was lawful or a willful and material breach of the governing documents of the Master PPIP Fund), expenses incurred with respect to liquidation of the Master PPIP Fund and any fees or other governmental charges levied against the Master PPIP Fund. For the avoidance of doubt, these expenses shall not include any fees, costs or expenses of any third party engaged to monitor, or provide investment advice with respect to, the Master PPIP Fund’s investments. Except as described above, all items of income, gain, loss and deduction will be allocated to the respective capital account of the Master PPIP Fund’s partners, consistent with the distribution policies of the Master PPIP Fund. See “Distributions.”

The Master PPIP Fund may re-invest proceeds otherwise distributable to its partners, on a pro rata basis, in PPIP Eligible Assets until the third anniversary of the Master PPIP Closing Date. Subject to limitations imposed by PPIP, the Master PPIP Fund will distribute, on a pro rata basis, all distributable proceeds received after the third anniversary of the Master PPIP Closing Date.

The Master PPIP Fund is expected to continue until the eighth anniversary of the Master PPIP Closing Date but may be continued with the prior written consent of the UST for consecutive periods of up to one year each up to a maximum of two years. However, the Master PPIP Fund is subject to earlier dissolution and termination upon the occurrence of certain events, including any of the following:

•	the liquidation of all of the Master PPIP Fund’s portfolio investments;

•

the bankruptcy, dissolution or any similar event of withdrawal of the General Partner (unless the UST agrees in writing to continue the business of the Master PPIP Fund and to the appointment of another general partner); or

•	the General Partner’s good faith determination that a change in any law, regulation, rule or governmental order (or change in judicial or regulatory interpretation of any law, regulation or governmental order) would materially adversely impact the General Partner, at least a majority in interest of investors in the Feeder PPIP Fund and Offshore Feeder PPIP Fund (including, but not limited to, the Fund), or the affiliates of such investors as a result of their management of, or participation in, the Master PPIP Fund.

The UST has the right to unilaterally remove the General Partner upon the occurrence of (i) a breach of the General Partner’s obligation to make capital contributions or to bear its expenses in accordance with the partnership agreement governing the Master PPIP Fund if the breach is not cured within five calendar days, (ii) a failure to obtain the UST’s consent to certain amendments to the Master PPIP Fund’s compliance and execution policies, (iii) a finding by any court or governmental body of competent jurisdiction or an admission by the General Partner or any person that has the power to direct or cause the direction of the management and policies of the General Partner, whether by ownership of voting shares, by contract or otherwise, and their respective senior officers and senior executives (each a “Relevant Person”) (a) of fraud, gross negligence, bad faith or willful misconduct by any Relevant Person, (b) of a material violation of applicable securities laws by any Relevant Person or (c) that the General Partner has otherwise committed a material breach of the partnership agreement governing the Master PPIP Fund, including the representations and warranties contained in the agreement, or (iv) a conviction of, or plea of guilty or nolo contendere by any Relevant Person in respect of a felony. In addition, the UST has the right to remove the General Partner without cause at any time with the consent of a majority of the Master PPIP Fund’s shareholders.

Master PPIP Fund Warrants.    The Master PPIP Fund will grant warrants to the UST in connection with UST’s provision of equity capital and UST Debt Financing to the Master PPIP Fund. The warrants provide for preferential payments by the Master PPIP Fund to the UST after the Master PPIP Fund has returned all of the capital invested in the Master PPIP Fund by its partners. After the Master PPIP Fund has paid to each partner distributions equal to each partner’s capital contributions, for every $100 that would otherwise be distributed to the Feeder PPIP Fund (and thus indirectly to the Fund) and the other partners, $2.50 would be allocated to an escrow account and $97.50 would be distributed to the Feeder PPIP Fund and other partners on a pro rata basis. Upon liquidation of the Master PPIP Fund, the amount, if any, by which cumulative warrant payments exceed 2.5% of the cumulative net distributions of eligible investment proceeds will be returned to the other partners, including the Feeder PPIP Fund (assuming no event of default by the Feeder PPIP Fund). See “Risks —Leverage Risk,” and “—Certain Risks Related to PPIP.”

LEVERAGE

The Fund intends to use leverage to seek to enhance total returns. The Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect, to total Managed Assets) to 33% of Managed Assets. NAM, in consultation with the Subadviser, will determine the leverage the Fund will employ.

Master PPIP Fund Leverage.    The Master PPIP Fund will borrow money from the UST for investment purposes in an amount equal to approximately 50% of the Master PPIP Fund’s total assets immediately after giving effect to the borrowing (i.e., a Full Turn Election, as defined below). The Master PPIP Fund will bear the interest expense and other financing costs arising out of its use of the UST Debt Financing. The Master PPIP Fund may also borrow money from other private or public sources to the extent permitted, including through the Term Asset-Backed Securities Loan Facility program established by the Board of Governors of the United States Federal Reserve, also referred to as “TALF.” Although the Master PPIP Fund’s UST Debt Financing will not constitute actual borrowing of the Fund and will be non-recourse to the Fund, it will constitute effective leverage for the Fund of approximately 20% to 25% of Managed Assets, depending on the size of the Fund’s investment in the Feeder PPIP Fund.

The UST Debt Financing may be drawn down by the Master PPIP Fund subject to certain conditions. Among these conditions are that all loans provided by the UST to the Master PPIP Fund must be secured by the

Master PPIP Fund’s investments, its rights under any permitted interest hedges, all other of its existing and future assets and property and any and all proceeds of the foregoing.

The Master PPIP Fund will also be required to make certain representations and warranties and to comply with certain conditions that are consistent with those typically seen with a commercial loan, as well as others specific to PPIP, in order to make use of the UST Debt Financing. Such conditions include, but are not limited to, that:

•	there must not be any incipient or matured event of default at the time of, or after giving effect to, the borrowing;

•	the amount of loans made on any borrowing date must not exceed the amount of the UST Debt Financing then available for borrowing;

•

assuming that the Master PPIP Fund has made a Full Turn Election, the Master PPIP Fund must have an asset coverage ratio of 200% on a pro forma basis both before and after accounting for the borrowing;

•

the UST will have received a certificate from the Master PPIP Fund setting forth in reasonable detail calculations supporting certain determinations and certifying that the Master PPIP Fund owns only PPIP Eligible Assets and Temporary Investments; and

•	the deposit of a required amount must be have been made into an interest reserve account.

The Master PPIP Fund will also be required to comply with EESA, implement a conflict of interests mitigation plan and a code of ethics reasonably satisfactory to the UST and allow the UST, the Special Inspector General of the Troubled Asset Relief Plan (“TARP”), the Government Accountability Office and their respective advisors and representatives to inspect property and books and records and meet with the General Partner.

As a result of receiving the UST Debt Financing, the Master PPIP Fund will be required to make interest and principal payments to the UST. Interest payments generally will be payable at a rate of LIBOR (i.e., the rate for eurodollar deposits for a period equal to one month appearing on Reuters Screen LIBOR01 Page or if such rate ceases to appear on Reuters Screen LIBOR01 Page, on any other service providing comparable rate quotations at approximately 11:00 a.m., London time on the date of determination) plus 1% per annum if the Master PPIP Fund is not then in default (LIBOR plus 3% per annum if the Master PPIP Fund is then in default). However, if LIBOR cannot be determined, then interest payments generally will be payable at the Prime Rate (i.e., the rate of interest per annum published by The Wall Street Journal from time to time as the prime rate) per annum if the Master PPIP Fund is not then in default (Prime Rate plus 2% per annum if the Master PPIP Fund is then in default). The loan provided by UST will become due and payable on the earlier of (i) ten years from the closing of the Master PPIP Fund and (ii) the expiration, termination or dissolution of the Master PPIP Fund. The Master PPIP Fund can choose to optionally prepay the loan at any time in whole or in part without any premium or penalty, provided that any amounts repaid or prepaid may not be re-borrowed and will reduce the amount of the UST Debt Financing available to the Master PPIP Fund. The Master PPIP Fund will also be required to pay all reasonable out-of-pockets expenses of the agent and custodian in connection with the creation, implementation and maintenance of the UST Debt Financing. In addition, the Master PPIP Fund’s use of the UST Debt Financing will require it to use and pay for a third-party valuation agent, Bank of New York Mellon Corporation (the “Valuation Agent”), to value its assets. The Valuation Agent will be the same for all public-private investment funds formed under PPIP.

Under the terms of the UST Debt Financing, all investment proceeds of the Master PPIP Fund will be held and maintained in a custodial account until such time as they are allocated and distributed in accordance with a priority of payments schedule (the “Priority of Payments”). Pursuant to the Priority of Payments, the Master PPIP Fund will be required to make payments to other parties prior to, among other things, making distributions to its partners. The Priority of Payments will vary based upon whether the Master PPIP Fund is in default on the UST Debt Financing. Generally speaking, so long as the Master PPIP Fund has not defaulted on the UST Debt

Financing, the Priority of Payments requires that the Master PPIP Fund distribute investment proceeds in the following order:

1.	to payments of taxes imposed on the Master PPIP Fund and, without duplication, administrative expenses of the Master PPIP Fund;

2.	to payments then due on interest rate hedges that the Master PPIP Fund is permitted to make (other than early termination payments attributable to counterparty default);

3.	to payment of current interest and any other amounts (other than principal amounts) due to the UST as lender;

4.	to set aside certain future interest payments in the interest reserve account;

5.	assuming that the Master PPIP Fund has made a Full Turn Election, if asset coverage with respect to the UST Debt Financing is less than 150%, to the repayment of principal to the extent necessary to cause the asset coverage to be in excess of 150% or until the UST Debt Financing has been repaid in full;

6.	to early termination payments under interest rate hedges the Master PPIP Fund is permitted to make attributable to counterparty default;

7.	at the option of Wellington Management, for investments in Temporary Investments, for optional prepayment of the UST Debt Financing or, during the Master PPIP Fund’s investment period and so long as no incipient or matured event of default is then continuing, for investments in PPIP Eligible Assets;

8.	commencing with the UST Debt Financing payment date occurring in January 2010, for distributions to the partners in the Feeder PPIP Fund; provided that, after giving effect to the distribution, asset coverage with respect to the UST Debt Financing is greater than 200%. Distributions to the partners pursuant to this clause 8 in any period of 12 months (or, if shorter, the period commencing on the commencement of investment operations and ending on the last day of the month immediately preceding such loan payment date) may not exceed the lesser of (x) 8% of the funded capital commitments to the Master PPIP Fund and (y) the cumulative net interest income of the Master PPIP Fund for the preceding period of 12 months (or, if shorter, the period commencing on the commencement of investment operations and ending on the last day of the month immediately preceding such loan payment date);

9.	to the repayment of principal in an amount equal to the lesser of (i) the product of (x) an applicable prepayment percentage multiplied by (y) the amount remaining on deposit in the custodial account available to be distributed and (ii) an amount which reduces the principal amount to zero (minus any amount paid on such loan payment date as provided in clauses 5 and 7 above; and

10.	so long as no incipient event of default is then continuing, to distributions to the Master PPIP Fund’s partners or the repayment of principal under the UST Debt Financing.

The Master PPIP Fund would be limited in the amount of distributions it can make to its partners for so long as its asset coverage ratio is below 200%. In addition, if the Master PPIP Fund’s asset coverage ratio falls below 150%, it will not be able to make distributions to any of its partners until such time as the asset coverage ratio is in excess of 150%.

Generally speaking, if the Master PPIP Fund has defaulted on the UST Debt Financing, the Priority of Payments requires that the Master PPIP Fund distribute investment proceeds in the following order:

1.	to payments on permitted administrative expenses of the Master PPIP Fund;

2.	to payments on permitted interest rate hedges secured by PPIP Eligible Assets or other collateral of the Master PPIP Fund (other than early termination payments attributable to counterparty default);

3.	to payments of interest and principal and any other amounts due to the UST as the lender; and

4.	to early termination payments under any permitted interest rate hedges secured by collateral attributable to counterparty default.

Events of default under the UST Debt Financing are customary for financings of this type and include non-payment of principal; inaccuracy of representations and warranties; violation of covenants; commencement by or against the General Partner, Master PPIP Fund or any subsidiary thereof of bankruptcy, insolvency, liquidation, winding up or similar proceedings; default on any indebtedness by the Master PPIP Fund or any subsidiary; the actual or asserted invalidity of any security document or security interest; a vote to remove the General Partner and the removal of the General Partner for cause; or the happening of a certain events relating to the investment team.

Full-Turn versus Half-Turn UST Leverage.    Investment proceeds distributed from the Master PPIP Fund to the UST are subject to an additional amount, calculated on the basis of an applicable “Warrant Percentage.” The Warrant Percentage is, in turn, dependent on whether the Master PPIP Fund elects UST leverage of up to 100% of the Master PPIP Fund’s capital commitment (a “Full Turn Election”) or up to 50% of the Master PPIP Fund’s capital commitment (a “Half Turn Election”). Because the Master PPIP Fund has elected a Full Turn Election, the Warrant Percentage will equal 2.5% and no additional debt other than UST leverage is permitted. However, the Master PPIP Fund may in the future switch to a Half Turn Election, in which case the Warrant Percentage would remain unchanged and certain additional third party debt would be permitted. A Full Turn Election will not subsequently be available if the Master PPIP Fund switches to a Half Turn Election.

If a Half Turn Election is in effect, subject to compliance with an incurrence-based leverage test and an asset coverage test, the borrower may finance PPIP-eligible assets using proceeds of borrowings of TALF debt as well as proceeds of borrowings of additional debt (collectively, “Third Party Debt”). PPIP Eligible Assets acquired through Third Party Debt must be financed, acquired and held through wholly owned financing subsidiaries of the borrower. In connection with incurrence of permitted Third Party Debt, PPIP Eligible Assets may be contributed to financing subsidiaries or may be acquired by financing subsidiaries and will not constitute collateral and will be available to secure such Third Party Debt.

Fund Leverage.    The Fund may use additional leverage directly at the Fund level through borrowings, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. As a result of the Fund’s investment in the leveraged Master PPIP Fund and its other potential Fund-level leverage, the Fund may have a combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect, to total Managed Assets) of up to 33% of its Managed Assets.

The Fund may obtain leverage through entering into reverse repurchase agreements under which the Fund sells portfolio investments to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Such agreements are considered to be borrowings under the 1940 Act unless the Fund segregates an amount of cash and/or liquid securities equal to the amount of the Fund’s obligations under the reverse repurchase agreements. The Fund will segregate cash or liquid securities in a manner consistent with the positions articulated by the Securities and Exchange Commission and its staff.

The Fund also intends to establish a standby credit facility in an amount up to 5% of Managed Assets as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company. See “Distributions.” In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of up to 33% of the Fund’s Managed Assets.

The Fund pays to NAM a management fee, and to the Subadviser a subadvisory fee, based on Managed Assets. NAM, in consultation with the Subadviser, will base the decision whether and how much to leverage the Fund based solely on the assessment of whether such use of leverage will advance the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore NAM and the Subadviser’s management fees means that NAM may have an incentive to effect, and the Subadviser may have an incentive to recommend, an increase in the Fund’s use of leverage. NAM, in consultation with the Subadviser, will seek to manage that incentive by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

There can be no assurance that the Fund’s leverage strategy will be successful. The use of leverage creates special risks for Common Shareholders. See “Risks—Leverage Risk.”

RISKS

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation, the financial condition of a security’s issuer, ratings on a security and other market factors. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

General Risks

Mortgage-Backed Securities Risk

Investing in MBS (including PPIP Eligible Assets) entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. Most MBS are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. MBS are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such MBS, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS. In addition, concentrations of MBS of a particular type, as well as concentrations of MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the MBS to additional risk.

The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the MBS; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

MBS represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Moreover, the relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage-related and asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and asset-backed security’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related securities at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

MBS generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks as further described below. See “– CMBS Risks” and “-Non-Agency RMBS Risk”.

Below Investment Grade Securities Risk

A significant portion of the Fund’s portfolio (including both direct and indirect investments) may consist of below investment grade securities. The Fund will invest a substantial portion of its assets in MBS that were originally rated AAA, but subsequently have been downgraded to below investment grade. As a result of being downgraded to below investment grade, these assets will be regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade securities may be particularly susceptible to economic downturns. It is likely that the current economic recession could further disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in Common Shares of the Fund, both in the short-term and the long-term.

Credit Risk

Credit risk is the risk that one or more MBS or other securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Ratings may not accurately reflect the actual credit risk associated with a security. If a security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, NAM will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. There can be no assurance that any action that may be taken by NAM or the Subadviser will be implemented in a timely manner or that such actions will preserve the value of your investment in the Fund. Securities of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities, potentially making them difficult to value. Issuers of below investment grade securities are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. It is likely that the current economic recession may severely disrupt the market for such securities and have an adverse impact on the value of such securities. In addition, it is likely that continued economic deterioration may adversely affect the ability of such issuers to repay principal and pay interest on these securities and increase the incidence of default for such securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. The current economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the current economic downturn continues or worsens, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect the individual circumstances of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse impact on the Fund’s net asset value and the market value of its Common Shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than in the market for investment grade securities. The prices quoted by different dealers for below investment grade securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations also may be adversely affected by adverse developments in its business or affairs, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such securities may not be clear.

Distressed Situations

The Fund will invest in distressed securities, which are securities and obligations of companies that are experiencing financial or business difficulties. “Distressed situations” investments may result in significant returns to the Fund, but also involve a substantial degree of risk. Among the risks inherent in distressed situations is the fact that it frequently may be difficult to obtain information as to the true condition of the securities being purchased. The market prices of distressed securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally experienced. Certain categories of PPIP Eligible Assets have been referred to by the financial media as “toxic assets.” If the market continues to view such assets as impaired over the life of the Fund, the Fund may not be able to dispose of such assets or dispose of them at a good return.

Furthermore, investments in assets operating in workout modes or under Chapter 11 of the United States Bankruptcy Code, as amended, and other comparable bankruptcy laws may, in certain circumstances, be subject to certain additional potential liabilities that may exceed the value of the Fund’s original investment. For example, under certain circumstances, lenders who have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or counterclaims may be filed and lenders may be found liable for damages suffered by various parties as a result of such actions. In addition, under certain circumstances, payments to the Fund and distributions by the Fund to its investors may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Up to 10% of the loans and other assets underlying any PPIP Eligible Asset may be situated outside the United States. Such investments are subject to additional risks and uncertainties related to litigation, bankruptcy, and other laws and regulations affecting the rights and remedies of the Fund with respect to these assets that can create additional financial risks to the Fund.

Currency Risks

Investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in foreign currencies, foreign currency futures contracts and options thereon, forward foreign currency exchange contracts or similar instruments, or any combination thereof, but there can be no assurance that such strategies will be implemented, or if implemented, will be effective. Defaults with respect to hedging transactions have increased in the past year and may continue to increase, and there exists a risk that any counterparty to a hedging transaction will not perform as expected.

Expedited Transactions

Investment analyses and decisions by NAM and the Subadviser may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to

NAM or the Subadviser at the time of an investment decision may be limited, and NAM and the Subadviser may not have access to detailed information regarding the investment opportunity. Therefore, no assurance can be given that NAM or the Subadviser will have knowledge of all circumstances that may adversely affect an investment.

Leverage Risk

The Fund anticipates using leverage indirectly through its investment through the Feeder PPIP Fund in the leveraged Master PPIP Fund, and the Fund also may use leverage directly at the Fund level, in the form of borrowings from a qualified government sponsored program or from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. The Fund expects to have a combined effective leverage ratio of up to 33% of Managed Assets as a result of (i) its investment through the Feeder PPIP Fund in the leveraged Master PPIP Fund (which will have a leverage ratio of approximately 50% immediately after giving effect to the UST Debt Financing) and (ii) potential leverage at the Fund level.

The Fund also intends to establish a standby credit facility in an amount up to 5% of its Managed Assets as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company. See “Distributions.” In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Such indebtedness would be in addition to the combined effective leverage ratio of up to 33% of the Fund’s Managed Assets.

There can be no assurance that the Fund’s leverage strategy will be successful. The use of leverage creates special risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the use of leverage by the Fund and by the Master PPIP Fund, to the extent the Fund bears such costs, which will result in a reduction in the net asset value of the Common Shares. Furthermore, the amount of fees paid to NAM and the Subadviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets (which includes the Fund’s leveraged assets) and this may create an incentive for NAM and the Subadviser to leverage the Fund.

Risks Related to the Role of the UST in the Master PPIP Fund

As a result of the UST providing equity capital and the UST Debt Financing to the Master PPIP Fund, the UST will be able to exercise certain rights and powers in regard to the Master PPIP Fund. The UST may exercise these rights in its own interest and not in the interests of the Fund or the Common Shareholders. The UST’s exercise of these rights and powers in its own interest may adversely affect the Fund and its ability to achieve its investment objective. The UST’s exercise of these rights and powers in its own interest may adversely affect the Fund and its ability to achieve its investment objective. Specifically:

•

The UST has reserved the right to terminate its commitment to provide UST Debt Financing to the Master PPIP Fund at any time after the one-year anniversary of the Master PPIP Closing Date, in its sole discretion. The Master PPIP Fund may be unable to obtain debt financing on similar terms and such actions may adversely affect its ability to purchase PPIP Eligible Assets and may otherwise affect expected returns on its investments. In addition, the definitive documentation evidencing the UST Debt Financing contains various covenants restricting the activities of the Master PPIP Fund. Failure to comply with these covenants will limit the Master PPIP Fund’s ability to borrow from the UST and make distributions through the Feeder PPIP Fund to the Fund, which will adversely affect the Fund’s returns and may result in negative tax consequences to the Fund. To the extent that UST Debt Financing results in a claim on the assets of the Master PPIP Fund securing such loan, such claim would be senior to the rights of an investor in the Master PPIP Fund, including the Feeder PPIP Fund, and ultimately the Fund. As a result, if the losses of the Master PPIP Fund were to exceed the amount of capital invested, an investor such as the Feeder PPIP Fund, and ultimately the Fund, could lose its entire investment.

•

The UST will receive warrants in the Master PPIP Fund. These warrants will be structured as preferential payments to be made to the UST after the Master PPIP Fund has made distributions to the Feeder PPIP Fund and the other partners equal to the capital the Feeder PPIP Fund and other partners have invested in the Master PPIP Fund. Payments under the warrants would reduce the amount of distributions that would otherwise be payable to Fund shareholders and could pose adverse tax consequences to them.

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The Feeder PPIP Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the Master PPIP Fund, in whole or in part, without the prior written consent of the UST and the Fund generally may not withdraw from the Feeder PPIP Fund.

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The consequences of failure of Wellington Management or certain affiliates to comply with the conflict of interest and code of ethics requirements in any respect are not certain, but could include the imposition of additional requirements and the removal of the General Partner by the UST, as described below.

•

The UST will have the right to remove the General Partner of the Master PPIP Fund in its sole discretion in certain circumstances and with the consent of the Feeder PPIP Fund and other partners. Removal of the General Partner may adversely affect the ability of the Master PPIP Fund and the Feeder PPIP Fund to achieve their investment objectives. In addition, if the UST were to remove the General Partner, a replacement general partner would have to be selected. The UST will be required to consent to any replacement general partner for the Master PPIP Fund. Any refusal to grant this consent would deny investors in the Master PPIP Fund their choice for a replacement general partner. Any delay in granting this consent would cause the Master PPIP Fund to miss investment opportunities. During the replacement process, the general partner will be prohibited from causing the Master PPIP Fund to make any new investments and may cause the Master PPIP Fund to sell an investment only if the general partner determines in good faith that the disposition is necessary to avoid a material loss to the Master PPIP Fund. The Master PPIP Fund, as a result, may miss attractive investment opportunities during this time period. In addition, there can be no assurance that a suitable replacement will be found in a timely manner or at all.

Risks Related to Investments in PPIP Eligible Assets

The Master PPIP Fund will invest substantially all of its assets in PPIP Eligible Assets. PPIP Eligible Assets generally are debt securities that entitle the holders thereof to receive payments of interest and principal that depend primarily on the cash flow from or sale proceeds of a specified pool of assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. Investments in these securities may be speculative. Investing in PPIP Eligible Assets entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. PPIP Eligible Assets are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. PPIP Eligible Assets are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such PPIP Eligible Assets, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the PPIP Eligible Asset) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such PPIP Eligible Asset. In addition, concentrations of PPIP Eligible Assets of a particular type, as well as concentrations of PPIP Eligible Assets issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the PPIP Eligible Assets to additional risk.

Up to 10% of the loans and other assets underlying any PPIP Eligible Asset may be situated outside the United States. Non-U.S. investments are generally denominated in non-U.S. currencies and involve certain risks not typically associated with investments in the United States. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less governmental supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Furthermore, restrictions imposed to prevent capital flight may make it difficult or impossible to exchange or repatriate foreign currency.

Risks Related to Fund Distributions

Limited liquidity in the MBS market may affect the market price of MBS securities, thereby adversely affecting the net asset values of the Fund and the Master PPIP Fund and their ability to make dividend distributions. Additionally, the terms of PPIP may limit the Master PPIP Fund’s ability to distribute cash under certain circumstances, and therefore the Fund may make distributions in cash from a credit facility, liquidate assets at inopportune times, or may make distributions in Common Shares. This risk may be exacerbated by rules under PPIP which will prohibit the Master PPIP Fund from selling PPIP Eligible Assets to other public-private investment funds or certain other private investors. Upon its termination, it is anticipated that the Master PPIP Fund will distribute substantially all of its net assets to its partners, including to the Fund through its holdings in the Feeder PPIP Fund. The Fund, in turn, will distribute the proceeds received through the Feeder PPIP Fund from the Master PPIP Fund and the proceeds from any PPIP Eligible Assets it holds to the Common Shareholders.

CMBS Risk

CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-related securities. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four- family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four- family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS is also highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Non-Agency RMBS Risk

Non-agency RMBS are securities issued by non-governmental issuers, the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four- family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Non-agency RMBS have no direct or indirect government guarantees of payment and are subject to various risks as described herein.

Credit-Related Risk Associated with Borrowers on Non-Agency RMBS.    Credit-related risk on non-agency RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the non-agency RMBS are issued. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

In addition to the foregoing considerations, the market for defaulted residential mortgage loans and foreclosed real estate properties may be very limited. In particular, the economic conditions that lead to a higher rate of delinquencies and defaults on a portfolio of real estate mortgage loans may also lead to a reduction in the value of the related real estate properties, which in turn will result in greater losses upon a foreclosure of the real estate properties. At any one time, a portfolio of non-agency RMBS may be backed by residential mortgage loans that are highly concentrated in only a few states or regions. As a result, the performance of such residential mortgage loans may be more susceptible to a downturn in the economy, including in particular industries that are highly represented in such states or regions, natural calamities and other adverse conditions affecting such areas. In addition, the residential mortgage loans underlying non-agency RMBS may include so-called “jumbo” residential mortgage loans, having original principal balances that are significantly higher than is generally the case for residential mortgage loans. If the portfolio of residential mortgage loans underlying a non-agency RMBS includes a high concentration of “jumbo” residential mortgage loans, the performance of the non-agency RMBS will be more susceptible to the performance of individual borrowers and adverse economic conditions in general than would otherwise be the case.

Beginning in 2007, delinquencies and defaults on residential mortgage loans increased significantly and may continue to increase, particularly in the case of subprime and adjustable-rate mortgage loans that support or secure certain types of non-agency RMBS. In addition, in recent months, residential property values in many states and geographic areas have declined, after extended periods during which those values appreciated. A continued lack of increase or decline in those values may result in additional increases in delinquencies and defaults on residential mortgage loans generally, especially with respect to second homes and properties held for investment purposes, and with respect to any residential mortgage loans where the aggregate loan amounts (including any subordinate loans) are close to or greater than the related property values, which may make it difficult to refinance or sell the related property. The recent economic downturn experienced at the national level and the more serious economic downturn experienced in certain geographic areas of the United States, including in particular areas of the United States where rates of delinquencies and defaults on residential mortgage loans have already accelerated, may further contribute to the higher rates of delinquencies and defaults on the residential mortgage loans underlying the non-agency RMBS. There also can be no assurance that areas of the United States that have mostly avoided higher rates of delinquencies and defaults on residential mortgage loans will continue to do so if an economic downturn in the economy continues at the national level.

Another factor that may contribute to, and may in the future result in, higher delinquency and default rates is the increase in monthly payments on adjustable-rate mortgage loans. Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable-rate mortgage loans. Moreover, with respect to hybrid mortgage loans after their initial fixed-rate period or other so-called adjustable-rate mortgage loans, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the non-agency RMBS. The past performance of the market for non-agency RMBS is not a reliable indicator of future performance because of the unprecedented and unpredictable performance of the residential mortgage loan market.

As a result of rising concerns about increases in delinquencies and defaults on residential mortgage loans (particularly on subprime and adjustable-rate mortgage loans) and as a result of increasing concerns about the financial strength of originators and servicers and their ability to perform their obligations with respect to non-agency RMBS, there may be an adverse change in the market sentiments of investors about the market values and volatility and the degree of risk of non-agency RMBS generally. Some or all of the underlying residential mortgage loans in an issue of non-agency RMBS may have balloon payments due on their respective maturity dates. Balloon residential mortgage loans involve a greater risk to a lender than fully amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including, without limitation, the strength of the local or national residential real estate markets, interest rates and general economic conditions and the financial condition of the borrower. If borrowers are unable to make such balloon payments, the related issue of non-agency RMBS may experience losses.

Prepayment Risk Associated with Non-Agency RMBS.    Non-agency RMBS are susceptible to prepayment risks. Except in the case of certain types of non-agency RMBS, the mortgage loans underlying non-agency RMBS generally do not contain prepayment penalties and a reduction in market interest rates will increase the likelihood of prepayments on the related non-agency RMBS, resulting in a reduction in yield to maturity for most holders of such securities. In the case of certain home equity loan securities and certain types of non-agency RMBS, even though the underlying mortgage loans often contain prepayment premiums, such prepayment premiums may not be sufficient to discourage borrowers from prepaying their mortgage loans in the event of a reduction in market interest rates, resulting in a reduction in the yield to maturity for holders of the related non-agency RMBS. In addition to reductions in the level of market interest rates and the prepayment provisions of the mortgage loans, repayments on the residential mortgage loans underlying an issue of non-agency RMBS may also be affected by a variety of economic, geographic and other factors, including the size difference between the interest rates on the underlying residential mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. In general, if prevailing interest rates fall significantly below the interest rates on the related residential mortgage loans, the rate of prepayment on the underlying residential mortgage loans would be expected to increase. Conversely, if prevailing interest rates rise to a level significantly above the interest rates on the related mortgage loans, the rate of prepayment would be expected to decrease. Prepayments could reduce the yield received on the related issue of non-agency RMBS.

Non-agency RMBS typically contain provisions that require repurchase of mortgage loans by the originator or other seller in the event of a breach of a representation or warranty regarding loan quality and characteristics of such loan. Any repurchase of a mortgage loan as a result of a breach has the same effect on the yield received on the related issue of non-agency RMBS as a prepayment of such mortgage loan. Any increase in breaches of representations and the consequent repurchases of mortgage loans that result from inadequate underwriting procedures and policies and protections against fraud will have the same effect on the yield on the related non-agency RMBS as an increase in prepayment rates. CMBS are also subject to prepayment risk, as described above. Risk of prepayment may be reduced for commercial real estate property loans containing significant prepayment penalties or prohibitions on principal payments for a period of time following origination.

The Fund may also invest in MBS which are IO securities and PO securities. An IO security receives some or all of the interest portion of the underlying collateral and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due. IO securities are sold at a deep discount to their notional principal amount. A PO security does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

Legislation and Government Plans Potentially Affecting the Value of Non-Agency RMBS    The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment in July 2008 of the Housing and Economic Recovery Act of 2008, a wide-ranging housing rescue bill that offers up to $300 billion in assistance to troubled homeowners and emergency assistance to FHLMC and FNMA, companies that operate under federal charter and play a vital role in providing financing for the housing markets. The above-mentioned housing bill could potentially have a material adverse effect on the Fund’s investment program as the bill, among other things, (1) allows approximately 400,000 homeowners to refinance into affordable, government-backed loans through a program run by the Federal Housing Administration (the “FHA”), a division of the U.S. Housing and Urban Development (“HUD”) and (2) provides approximately $180 million for “pre-foreclosure” housing counseling and legal services for distressed borrowers. In addition, the mortgage crisis has led public advocacy groups to demand, and governmental officials to propose and consider, a variety of other “bailout” and “rescue” plans that could potentially have a material adverse effect on the Fund’s investment program. Some members of the U.S. Congress are concerned that the downturn in the housing market has played a role in the rise of late mortgage payments and foreclosures and expect that these conditions will lead to increased filings for bankruptcy. In 2007, U.S. Treasury then-Secretary Henry Paulson and HUD then-Secretary Alphonso Jackson and the mortgage industry worked to develop HOPE NOW, an alliance of participants in the mortgage industry intended to work with borrowers with subprime mortgages facing interest rate increases and increasing payments. The Congressional Research Service reports that HOPE NOW has undertaken an initiative to provide homeowners with free telephone consultations with HUD-approved credit counselors, who can help homeowners contact their lenders and credit counselors to work out a plan to avoid foreclosure. Certain borrowers may also seek relief through the “FHA Secure” refinancing option that gives homeowners with non-FHA adjustable rate mortgages, current or delinquent and regardless of reset status, the ability to refinance into a FHA-insured mortgage. In addition to the Housing and Economic Recovery Act of 2008, a variety of other plans and proposals from federal and state regulatory agencies have been presented. The terms of other proposed legislation or other plans may include, by way of example and not limitation, the following:

•	moratoriums on interest rate increases for certain mortgage loans and on foreclosure proceedings;

•

conversions of adjustable rate mortgages to fixed-rate mortgages (including in connection with government-backed refinancings of individual mortgage loans), with potential workouts to provide borrowers with equity stakes in their homes;

•	increased scrutiny of mortgage originations (including mortgage loans in which the Fund may own an interest through non-agency RMBS) and foreclosure proceedings;

•	additional registration and licensing requirements for mortgage brokers, lenders and others involved in the mortgage industry; and

•

greater relief to homeowners under the U.S. Bankruptcy Code or other federal or state laws, including relief to stay or delay the foreclosure of residential mortgage loans or to modify payment terms, including interest rates and repayment periods, of residential mortgage loans, over a lender’s objections, as the result of a “cramdown,” which decreases the debt’s value to as low as the collateral’s fair market value.

Law, legislation or other government regulation, including that which is promulgated in furtherance of a “bailout” or “rescue” plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Fund, or an increase in the cost associated with such transactions. Any such law, legislation or regulation may adversely affect the market value of non-agency RMBS.

Legal Risks Associated with Non-Agency RMBS.    Legal risks can arise as a result of the procedures followed in connection with the origination of the mortgage loans or the servicing thereof which may be subject to various federal and state laws (including, without limitation, predatory lending laws), public policies and principles of equity regulating interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and debt collection practices and may limit the servicer’s ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it or subject the servicer to damages and sanctions. Specifically, provisions of federal predatory lending laws, such as the federal Truth-in-Lending Act (as supplemented by the Home Ownership and Equity Protection Act of 1994) and Regulation Z, and various recently enacted state predatory lending laws provide that a purchaser or assignee of specified types of residential mortgage loans (including an issuer of non-agency RMBS) may be held liable for violations by the originator of such mortgage loans. Under such assignee liability provisions, a borrower is generally given the right to assert against a purchaser of its mortgage loan any affirmative claims and defenses to payment such borrower could assert against the originator of the loan or, where applicable, the home improvement contractor that arranged the loan. Liability under such assignee liability provisions could, therefore, result in a disruption of cash flows allocated to the holders of non-agency RMBS where either the issuer of such non-agency RMBS is liable in damages or is unable to enforce payment by the borrower. In most but not all cases, the amount recoverable against a purchaser or assignee under such assignee liability provisions is limited to amounts previously paid and still owed by the borrower. Moreover, sellers of residential mortgage loans to an issuer of non-agency RMBS typically represent that the loans have been originated in accordance with all applicable laws and in the event such representation is breached, the seller typically must repurchase the offending loan.

Notwithstanding these protections, an issuer of non-agency RMBS may be exposed to an unquantifiable amount of potential assignee liability because, first, the amount of potential assignee liability under certain predatory lending laws is unclear and has yet to be litigated, and, second, in the event a predatory lending law does not prohibit class action lawsuits, it is possible that an issuer of non-agency RMBS could be liable in damages for more than the original principal amount of the offending loans held by it. In such circumstances the issuer of non-agency RMBS may be forced to seek contribution from other parties, who may no longer exist or have adequate funds available to fund such contribution.

In addition, structural and legal risks of non-agency RMBS include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), the assets of the issuer could be treated as never having been truly sold by the originator to the issuer and could be substantively consolidated with those of the originator, or the transfer of such assets to the issuer could be voided as a fraudulent transfer. Challenges based on such doctrines could result also in cash flow delays and losses on the related issue of non-agency RMBS.

In some cases, servicers of non-agency RMBS have been the subject of legal proceedings involving the origination and/or servicing practices of such servicers. Large groups of private litigants and states attorneys general have brought such proceedings. Because of the large volume of mortgage loans originated and serviced by such servicers, such litigation can cause heightened financial strain on servicers. In other cases, origination and servicing practices may cause or contribute to such strain, because of representation and warranty repurchase liability arising in MBS and mortgage loan sale transactions. Any such financial strain could cause servicers to service below required standards, causing delinquencies and losses in any related MBS transaction to rise, and in extreme cases could cause the servicer to seek the protection of any applicable bankruptcy or insolvency law. In any such proceeding, it is unclear whether the fees that the servicer charges in such transactions would be sufficient to permit that servicer or a successor servicer to service the mortgage loans in such transaction adequately. If such fees had to be increased, it is likely that the most subordinated security holders in such transactions would be effectively required to pay such increased fees. Finally, these entities may be the subject of future laws designed to protect consumers from defaulting on their mortgage loans. Such laws may have an adverse effect on the cash flows paid under such non-agency RMBS.

In the past year, a number of lenders specializing in residential mortgages have sought bankruptcy protection, shut down or been refused further financings from their lenders. In addition, certain lenders who service and/or issue non-agency RMBS have recently announced that they are being investigated by or have received information requests from U.S. federal and/or state authorities, including the Securities and Exchange Commission. As a result of such investigations and other similar investigations and general concerns about the adequacy or accuracy of disclosure of risks to borrowers and their understanding of such risks, U.S. financial regulators have recently indicated that they may propose new guidelines for the mortgage industry. Guidelines, if introduced, together with the other factors described herein, may make it more difficult for borrowers with weaker credit to refinance, which may lead to further increases in delinquencies, extensions in duration and losses in mortgage-related assets. Furthermore, because some mortgage loans have high recoveries, and as property values decline, increasing loan-to-value ratios, recoveries on some defaulted mortgage loans are more likely to be less than the amounts owed under such mortgage loans, resulting in higher net losses than would have been the case had property values remained the same or increased.

Credit Risk Associated with Originators and Servicers of Residential and Commercial Mortgage Loans

A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now subject to federal insolvency proceedings. These difficulties have resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as from increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Such difficulties may affect the performance of non-agency RMBS and CMBS backed by mortgage loans. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related non-agency RMBS and CMBS. Delinquencies and losses on, and, in some cases, claims for repurchase by the originator of, mortgage loans originated by some mortgage lenders have recently increased as a result of inadequate underwriting procedures and policies, including inadequate due diligence, failure to comply with predatory and other lending laws and, particularly in the case of any “no documentation” or “limited documentation” mortgage loans that may support non-agency RMBS, inadequate verification of income and employment history. Delinquencies and losses on, and claims for repurchase of, mortgage loans originated by some mortgage lenders have also resulted from fraudulent activities of borrowers, lenders, appraisers, and other residential mortgage industry participants such as mortgage brokers, including misstatements of income and employment history, identity theft and overstatements of the appraised value of mortgaged properties. Many of these originators and servicers are very highly leveraged. These difficulties may also increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt and thereby increase the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency RMBS, CMBS and subordinated security holders.

The servicers of non-agency RMBS and CMBS are often the same entities as, or affiliates of, the originators of these mortgage loans. Accordingly, the financial risks relating to originators of non-agency RMBS and CMBS described immediately above also may affect the servicing of non-agency RMBS and CMBS. In the case of such servicers, and other servicers, financial difficulties may have a negative effect on the ability of servicers to pursue collection on mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on sale of underlying properties following foreclosure.

Non-agency RMBS and CMBS typically provide that the servicer is required to make advances in respect of delinquent mortgage loans. However, servicers experiencing financial difficulties may not be able to perform these obligations or obligations that they may have to other parties of transactions involving these securities. Like originators, these entities are typically very highly leveraged. Such difficulties may cause servicers to default under their financing arrangements. In certain cases, such entities may be forced to seek bankruptcy protection. Due to the application of the provisions of bankruptcy law, servicers who have sought bankruptcy protection may not be required to advance such amounts. Even if a servicer were able to advance amounts in respect of delinquent mortgage loans, its obligation to make such advances may be limited to the extent that it does not expect to recover such advances due to the deteriorating credit of the delinquent mortgage loans or declining value of the related mortgaged properties. Moreover, servicers may overadvance against a particular mortgage loan or charge too many costs of resolution or foreclosure of a mortgage loan to a securitization, which could increase the potential losses to holders of non-agency RMBS and CMBS. In such transactions, a servicer’s obligation to make such advances may also be limited to the amount of its servicing fee. In addition, if an issue of non-agency RMBS and CMBS provides for interest on advances made by the servicer, in the event that foreclosure proceeds or payments by borrowers are not sufficient to cover such interest, such interest will be paid to the servicer from available collections or other mortgage income, thereby reducing distributions made on the non-agency RMBS and CMBS and, in the case of senior-subordinated non-agency RMBS and CMBS described below, first from distributions that would otherwise be made on the most subordinated non-agency RMBS and CMBS of such issue. Any such financial difficulties may increase the possibility of a servicer termination and the need for a transfer of servicing and any such liabilities or inability to assess such liabilities may increase the difficulties and costs in affecting such transfer and the potential loss, through the allocation of such increased cost of such transfer, to subordinated security holders.

There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans. Because the recent financial difficulties experienced by such originators and services is unprecedented and unpredictable, the past performance of the residential and commercial mortgage loans originated and serviced by them (and the corresponding performance of the related non-agency RMBS and CMBS) is not a reliable indicator of the future performance of such residential mortgage loans (or the related non-agency RMBS and CMBS).

Extension Risk

Extension risk is the flip side of prepayment risk. Extension, or slower prepayments of the underlying mortgage loans, would extend the time it would take to receive cash flows and would generally compress the yield on non-agency RMBS and CMBS. Rising interest rates can cause the average maturity of the Fund to lengthen due to a drop in mortgage prepayments. This will increase both the sensitivity to rising interest rates and the potential for price declines of the Fund.

“Widening” Risk

The prices of non-agency RMBS or CMBS may decline substantially, for reasons that may not be attributable to any of the other risks described in this prospectus. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.

Interest Rate Risk Associated with Non-Agency RMBS Securities and CMBS

The rate of interest payable on certain non-agency RMBS and CMBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap.” As a result of this cap, the return to the holder of such non-agency RMBS and CMBS is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater negative impact on the yield to the holder of such non-agency RMBS and CMBS.

The value of fixed rate debt securities can be expected to vary inversely with changes in prevailing interest rates. Fixed rate debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Fund is not restricted to any maximum or minimum time to maturity in purchasing PPIP Eligible Assets subject to the restrictions imposed by PPIP if applicable, and the average maturity of the assets of the Fund may vary.

Structural Risks Associated with CMBS and Non-Agency RMBS

Because non-agency RMBS generally are ownership or participation interests in pools of mortgage loans secured by a pool of one- to four-family residential properties underlying the mortgage loan pool, the non-agency RMBS are entitled to payments provided for in the underlying agreement only when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of non-agency RMBS do not have the legal status of secured creditors, and cannot accelerate a claim for payment on their securities, or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of non-agency RMBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected. A similar risk is associated with CMBS.

Subordination Risk Associated with Non-Agency RMBS and CMBS

The non-agency RMBS and CMBS may be subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans. For example, in the case of certain non-agency RMBS and CMBS, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero. As a result, non-agency RMBS and CMBS may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities.

Subprime Mortgage Market Risk

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage-related securities. Delinquencies and losses on residential mortgage loans (especially subprime and second-line mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States further deteriorates, the incidence of mortgage foreclosures, especially subprime mortgages, may continue to increase, which may adversely affect the value of any MBS owned by the Fund. The U.S. Congress and various government regulatory authorities have discussed the possibility of restructuring mortgages and imposing forbearance requirements on defaulted mortgages. Neither NAM nor the Subadviser can predict the form any such modifications, forbearance or related regulations might take, and these regulations may adversely affect the value of MBS owned by the Fund.

Certain Risks Related to Investment in the Fund

No Prior History

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations. The Feeder PPIP Fund and Master PPIP Fund are newly organized investment funds with no history of operations. As a result, prospective investors have no track record or history on which to base their investment decision. The Fund will be the first investment fund advised by NAM (and sub-advised by the Subadviser) that seeks to take advantage of PPIP. Similarly, the Feeder PPIP Fund and Master PPIP Fund will be the first investment funds advised by Wellington Management that seek to take advantage of PPIP. The Fund’s Common Shares have no history of public trading. If the Fund is unable to qualify for listing on a securities exchange, you may be unable to sell your Common Shares or may be able to sell them only at a substantial discount from net asset value.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. NAM and the Subadviser will apply investment techniques and risk analyses in making investment decision for the Fund, but there can be no assurance that these will produce the desired results. The Fund will invest in MBS and other PPIP Eligible Assets that the portfolio management team believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, an inability of other investors to evaluate risk and forced selling. If their valuation of a security is incorrect, your investment in the Fund may lose value. When NAM or the Subadviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objectives.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, including the Fund’s interest in the Feeder PPIP Fund, and the value of such securities will move up or down, sometimes rapidly and unpredictably. The Fund intends to take advantage of current market dislocations by buying PPIP Eligible Assets at depressed prices, but if such dislocations do not persist during the period when the Fund is investing the net proceeds from this offering, returns may be adversely affected. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 4.50% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $23.875, before deducting offering expenses. Net asset value of the Fund and net asset value per Common

Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $0.05 per Common Share). Furthermore, management may have difficulty meeting the Fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk

The markets for credit instruments, including MBS, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of MBS. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many MBS remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Fund’s MBS uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of your investment in Common Shares.

Recent Developments

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These developments may increase the volatility of the value of securities owned by the Fund and also may make it more difficult for the Fund to accurately value securities or to sell securities on a timely basis. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Government Intervention in Financial Markets

The recent instability in the financial markets discussed above has led the U.S. government to take a number of unprecedented actions (including the creation of PPIP) designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

TARP and the Financial Stability Plan.    On October 3, 2008, the U.S. Congress enacted EESA, which included TARP, a $700 billion program which permits the U.S. Secretary of the Treasury (the “Treasury Secretary”) to buy certain troubled assets. Financial institutions eligible to participate in TARP include, but are not necessarily limited to, depository institutions, brokers and dealers and insurance companies that are established and regulated under U.S. laws and have significant operations in the U.S. The announced initial focus of EESA was commercial and residential mortgages and mortgage-related securities, however, the Treasury Secretary is authorized to purchase any other type of financial instrument if the Treasury Secretary determines that such purchase is necessary to promote financial market stability. In mid-November 2008, the Treasury Secretary announced revisions to TARP including a shifted focus towards strengthening financial institution balance sheets through direct purchases of equity in financial institutions rather than on purchasing troubled assets and additional changes may be made to TARP over time. Other governments may enact similar legislation. In early 2009, the Treasury Secretary announced the Financial Stability Plan (“FSP”), which is aimed at restoring stability to the American financial system. The implications of EESA, TARP and FSP, and of government ownership and disposition of assets and equity stakes, are unclear at this time, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s investments.

Certain Risks Related to the PPIP

The risk factors described herein relating to PPIP and the Fund are based on information available from the UST as of the date of this prospectus. The UST and/or the U.S. Congress may change the terms of PPIP at any time and such changes may adversely affect the Fund and its ability to achieve its investment objective and change the risks involved in participating in PPIP.

New Program Risk

PPIP is a recently-commenced program with a limited operating history. PPIP is without precedent and its effects are impossible to predict with certainty. Such uncertainties of the program may result in challenges for the Fund that make achievement of its investment objective more difficult than would otherwise be the case with more established methods of investing and financing.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.

Interest Rate Risk

Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Interest rates are currently low relative to historic levels. Moreover, because rates on certain floating rate debt securities in which the Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Fund’s debt securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.

An increase in the interest payments on the Fund’s borrowings relative to the interest it earns on its investment securities may adversely affect the Fund's profitability. The Fund earns money based upon the spread between the interest payments it earns on its investment securities and the interest payments it must make on its borrowings.

The Fund relies primarily on short-term borrowings to acquire investment securities with long-term maturities. Accordingly, if short-term interest rates increase, this may adversely affect its profitability. Some of the investment securities the Fund may acquire are adjustable-rate securities. This means that their interest rates may vary over time based upon changes in an objective index, such as:

•	LIBOR. The interest rate that banks in London offer for deposits in London of U.S. dollars.

•	Treasury Rate. A monthly or weekly average yield of benchmark UST securities, as published by the Board of Governors of the United States Federal Reserve.

•	CD Rate. The weekly average of secondary market interest rates on six-month negotiable certificates of deposit, as published by the Board of Governors of the United States Federal Reserve.

These indices generally reflect short-term interest rates.

The interest rates on the Fund’s borrowings similarly vary with changes in an objective index. Nevertheless, the interest rates on the Fund’s borrowings generally adjust more frequently than the interest rates on its adjustable-rate investment securities. In a period of rising interest rates, the Fund could experience a decrease in net income or a net loss because the interest rates on its borrowings adjust faster than the interest rates on its adjustable-rate investment securities.

In a period of rising interest rates, the Fund’s interest and dividend payments could increase while the interest it earns on its fixed-rate MBS would not change. This would adversely affect the Fund’s profitability.

Investment Focus

The Fund intends to invest, both directly and indirectly through the Feeder PPIP Fund investment in the Master PPIP Fund, a substantial portion of its assets in MBS, including leveraged PPIP Eligible Assets. As a result, the Fund will be affected to a greater degree by events affecting the MBS market, and more specifically, the markets for PPIP Eligible Assets, than if it invested in a broader array of securities, and such impact could be considerably greater than if it did not focus its investments to such an extent, particularly as a result of the leveraged nature of its investments. Such restrictions on the type of securities in which the Fund may invest may adversely affect the Fund’s ability to achieve its investment objective.

The Fund is expected to employ a variety of proprietary risk analytics and risk management tools in connection with making and monitoring portfolio investments. Prospective investors should be aware that no risk management or portfolio analytics system is fail-safe, and no assurance can be given that risk frameworks employed by either NAM and/or the Subadviser (e.g., stop-win, stop-loss, Sharpe Ratios, loss limits, value-at-risk or any other methodology now known or later developed) will achieve their objectives and prevent or otherwise limit substantial losses. No assurance can be given that the risk management systems and techniques or pricing models will accurately predict future trading patterns or the manner in which investments are priced in financial markets in the future. In addition, certain risk management tools may rely on certain assumptions (e.g., historical interest rates, anticipated rate trends) and such assumptions may prove incorrect.

Competition for Investment Opportunities

Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. Such uncertainty is magnified by the limited duration and other restrictions of PPIP. The Fund, both directly and through its investment through the Feeder PPIP Fund in the Master PPIP Fund, will be competing for access to a number of attractive investments with other similarly situated investors, including other public-private investment funds participating in PPIP, other investors borrowing under this or other public or private financing programs, as well as wealthy individuals, financial institutions and other investors. Additional third-party managed investment funds with similar objectives may be formed in the future. Given the foregoing, it is possible that competition for appropriate portfolio investments may increase, thus reducing the number of attractive portfolio investment opportunities available to the Fund and may adversely affect the terms upon which investments can be made. There can be no assurance that the Fund will be able to locate, consummate and exit investments that satisfy its investment objective, or that it will be able to invest the net proceeds from this offering in MBS and PPIP Eligible Assets to the extent necessary to achieve its investment objective.

Limited Term Risk

It is anticipated that the Fund will terminate on or before November 30, 2019. Because the assets of the Fund, the Feeder PPIP Fund and the Master PPIP Fund will be liquidated in connection with their respective terminations, each may be required to sell portfolio securities when they otherwise would not, including at times when market conditions are not favorable, which may cause them to lose money. As they approach their respective termination dates, their respective portfolio composition may change as more of their original PPIP Eligible Assets mature or are called or sold, which may cause their returns to decrease and the net asset value of the Common Shares to fall. Rather than reinvesting the proceeds of matured, called or sold PPIP Eligible Assets, each may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management, or they may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect their performance.

The Feeder PPIP Fund and Master PPIP Fund will continue until the eighth anniversary of the Master PPIP Closing Date, subject to extension at the discretion of Wellington Management with the written consent of the UST for up to two consecutive one-year periods. The Feeder PPIP Fund and Master PPIP Fund are subject to earlier dissolution and termination upon the occurrence of certain events, including any of the following:

•	the liquidation of all of the Master PPIP Fund’s portfolio investments;

•

the bankruptcy, dissolution or any similar event of withdrawal of the General Partner (unless the UST agrees in writing to continue the business of the Feeder PPIP Fund and Master PPIP Fund and to the appointment of another general partner); or

•

the General Partner’s good faith determination that a change in any law, regulation, rule or governmental order (or change in judicial or regulatory interpretation of any law, regulation or governmental order) would materially adversely impact the General Partner, at least a majority in interest of investors in the Fund or the affiliates of such investors as a result of their management of, or participation in, the Feeder PPIP Fund or Master PPIP Fund.

The Fund’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination.

Asset-Backed Securities Risk

The Fund may invest up to 20% of its Managed Assets in non-mortgage related ABS. Investing in ABS entails various risks, including credit risks, liquidity risks, interest rate risks, market risks and legal risks. Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. The structure of an ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Important determinants of the risk associated with issuing or holding the securities include the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such ABS, whether collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including the maturity of the ABS itself) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such ABS. The Fund may invest in ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Municipal Securities Market Risk

Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less extensive than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the Subadviser’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Obligations of issuers of municipal securities may be subject to the provisions of bankruptcy, insolvency and the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of the Fund to recover payments of principal or interest on such securities.

Certain municipal securities which may be held by the Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem municipal securities held by the Fund during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and may not be able to reinvest the proceeds in municipal securities providing as high a level of investment return as the securities redeemed.

The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to subprime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Common Shares represented by such insured obligation.

The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and participation certificates involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk

The Fund, both directly and indirectly through its investment through the Feeder PPIP Fund in the Master PPIP Fund, may invest in MBS, including PPIP Eligible Assets, for which there is no readily available trading market or which are otherwise illiquid. The Fund and the Master PPIP Fund may not be able to readily dispose of such securities at prices that approximate those at which they could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund and the Master PPIP Fund may have to sell other investments to raise cash to meet their respective obligations. Dispositions of these securities may require a lengthy time period and may hinder the ability of the Fund and Master PPIP Fund to make cash distributions. There can be no assurance that purchasers can be found for the investments sold by either the Fund or the Master PPIP Fund. The prices of securities with limited liquidity may be more volatile than prices of more liquid securities. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and its ability to make dividend distributions. These risks may be exacerbated by rules under PPIP which will prohibit the Master PPIP Fund from selling PPIP Eligible Assets to other public-private investment funds or certain other private investors. In addition, the Fund generally may not withdraw from the Feeder PPIP Fund and the Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the Feeder PPIP Fund, in whole or in part, without the prior written consent of the General Partner. As a result, the Fund’s investment in the Feeder PPIP Fund (representing 54% to 67% of Managed Assets) is illiquid.

Non-Diversification

Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund may be more susceptible than a diversified fund to any single corporate, economic, political, geographic or regulatory occurrence affecting MBS issuers or mortgage loan servicers.

Hedging Risk

The Fund’s use of derivatives or other transactions to reduce risks involves costs and will be subject to the portfolio management team’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Fund’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so, or that the Fund’s ability to engage in such transactions will not be limited by PPIP. See “—Restrictions Placed on Hedging”.

Restrictions Placed on Hedging

Certain federal income tax provisions may limit the extent to which the Fund may enter into derivatives or other risk reduction transactions. In addition, PPIP imposes restrictions on the ability of the Master PPIP Fund to hedge its portfolio. Specifically, without the UST’s consent, the Master PPIP Fund may only use interest rate swaps, caps and collars solely for the purpose of hedging interest rate mismatches between the UST Debt

Financing and PPIP Eligible Assets. The Master PPIP Fund’s ability to engage in any other hedging strategy will require the consent of the UST. There can be no assurance that the UST will allow the Master PPIP Fund to engage in any other hedging strategy, which could result in the Master PPIP Fund suffering losses it otherwise would not have had it been allowed to engage in such hedging strategy.

Reliance on Investment Adviser and Subadviser

The Fund is subject to management risk because it is an actively managed portfolio. NAM and the Subadviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no assurance that these will produce the desired results. The Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments, and the Subadviser. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness, with scheduled maturities beginning in 2013, or to fund its other liquidity needs. For additional information on NAM and Nuveen Investments, see “Management of the Fund—Additional Information Related to the Investment Adviser and Nuveen Investments.” The Fund, the Feeder PPIP Fund and the Master PPIP Fund are also dependent upon services and resources provided by Wellington Management, as Subadviser of the Fund and investment manager of the Feeder PPIP Fund and the Master PPIP Fund, respectively. For additional information on NAM and Nuveen Investments, see “Management of the Fund—Additional Information Related to the Investment Adviser and Nuveen Investments.”

Risks Related to Potential Conflicts of Interest

NAM and the Subadviser manage other registered investment companies, separate accounts, private investment funds and other investment funds, which may raise potential conflicts of interest, including those associated with allocating management time, services and functions, and there can be no assurance that any actual or potential conflicts of interest will not result in the Fund receiving less favorable investment terms in certain investments than if such conflicts of interest did not exist.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or your overall returns. In addition, in the event certain PPIP Eligible Assets are prepaid, the Fund may be forced to reinvest the proceeds of such prepaid PPIP Eligible Assets in lower yielding securities, which may reduce the Fund’s income. See “—Interest Rate Risk.”

Leverage Recourse Risk

The Fund’s investment through the Feeder PPIP Fund in the Master PPIP Fund does not create recourse liability to the Fund from the UST, the Feeder PPIP Fund, or the other investors in the Master PPIP Fund. However, the UST Debt Financing provided to the Master PPIP Fund is subject to certain terms and conditions, which, if violated by the Master PPIP Fund, may under certain limited circumstances lead to the UST having recourse to the assets of the Master PPIP Fund. For example, upon the occurrence of certain events of default, including, but not limited to, material inaccuracies in the Master PPIP Fund’s credit documentation, violation of negative covenants made by the Master PPIP Fund, or the asserted invalidity of the Master PPIP Fund’s security documents, payments of principal owed to the UST will be prioritized over distributions to the Master PPIP Fund’s investors, which include the Feeder PPIP Fund and therefore the Fund. The Fund has little or no ability to ensure that the Master PPIP Fund adheres to the terms and conditions of the UST Debt Financing, and there can be no assurance that the UST will not have recourse to the assets of the Master PPIP Fund as a result.

Reverse Repurchase Agreement Risk

A reverse repurchase agreement is a contract under which the Fund sells a security for cash for a relatively short period (usually not more than one month) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller’s cost plus interest). Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and accordingly, under the requirements of the 1940 Act, the Fund is required to segregate permissible assets to cover its position. To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

Variable Debt Risk

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Insolvency Considerations with Respect to Issuers of Indebtedness

Various laws enacted for the protection of U.S. creditors may apply to MBS in which the Fund invests. If a court in a lawsuit brought by an unpaid creditor or representative of the creditors of an issuer of MBS, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness, and after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which the Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Fund.

Portfolio Valuation for Financial Accounting and Other Reporting Purposes

Valuations of the portfolio investments may involve uncertainties and judgment determinations. Third-party pricing information can vary considerably from one dealer or pricing service to another, and may at times not be available regarding certain of the investments of the Fund. A disruption in the secondary markets for the investments of the Fund may make it difficult to obtain accurate market quotations for purposes of valuing portfolio investments for financial accounting, borrowing and other reporting purposes. Further, because of the overall size and concentrations in particular markets and maturities of positions that may be held by the Fund from time to time, the liquidation values of portfolio investments may differ significantly from the valuations of such portfolio investments derived from the valuation methods described herein.

Master and Feeder PPIP Funds Not Registered

The Master PPIP Fund and the Feeder PPIP Fund are not registered under 1940 Act, nor are either of their interests registered under the Securities Act. The 1940 Act provides certain protections to investors such as an independent board of directors and imposes certain investor protection restrictions on registered investment companies and their affiliates, none of which will be applicable to the Master PPIP Fund or Feeder PPIP Fund. The Securities Act provides certain protections to investors, none of which will be applicable to the Master PPIP Fund or Feeder PPIP Fund.

Inverse Floating Rate Securities Risk

The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal.

The Fund may invest in tender option bonds, issued by special purpose trusts that have recourse to the Fund. In the portfolio management team’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a tender option bond trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the tender option bond trust requires such an agreement because the level of leverage in the tender option bond trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the tender option bond trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floating rate security, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the residual interest securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in highly leveraged tender option bonds issued by special purpose trusts that have recourse to the Fund. The structure and degree to which the Fund’s tender option bonds are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust has a three to one gearing to the principal amount of the inverse floating rate securities owned by the tender option bond trust. In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the residual interest municipal tender option bonds) as a result of liquidating tender option bond trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a tender option bond trust are not actively trading due to adverse market conditions;

•

If tender option bond trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding tender option bond trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the inverse floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

The Fund’s investment in inverse floating rate securities will create effective leverage. Any effective leverage achieved through the Fund’s investment in inverse floating rate securities will create an opportunity for increased Common Share net income and returns, but will also create the possibility that Common Share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund. See “—Leverage Risk.”

Tax Risks

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy certain distribution and asset diversification requirements. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Risk of Taxable Income in Excess of Economic Income.    The Fund expects to acquire debt instruments in the secondary market for less than their stated redemption price at maturity. The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectibility rather than current market interest rates. The amount of such discount will nevertheless generally be treated as "market discount" for U.S. federal income tax purposes. Market discount on a debt instrument accrues ratably on a daily basis, unless an election is made to accrue market discount on the basis of the constant yield to maturity of the debt instrument, based generally on the assumption that all future payments on the debt instrument will be made. Absent an election to accrue currently, accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made. Payments on residential mortgage loans are ordinarily made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full.

Similarly, many of the debt instruments (including MBS) that the Fund purchases will likely have been issued with original issue discount ("OID"), which discount might reflect doubt as to whether the entire principal amount of such debt instruments will ultimately prove to be collectible. The Fund will be required to report such OID based on a constant yield method and income will be accrued and be currently taxable based on the assumption that all future projected payments due on such debt instruments will be made.

Finally, in the event that any debt instruments (including MBS) acquired by the Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income as it accrues, despite doubt as to its ultimate collectibility. Similarly, the Fund may be required to accrue interest income with respect to subordinate MBS at its stated rate regardless of whether corresponding cash payments are received or are ultimately collectible.

Status as Regulated Investment Company.    As described under the heading “Tax Matters” in the Statement of Additional Information, the Fund must satisfy, among other requirements, an asset diversification test in order to qualify as a regulated investment company under Subchapter M of the Code. Under that test, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

In applying the asset diversification test described in the preceding sentence, the Fund will look through to the assets of the Master PPIP Fund, relying in part on an opinion from K&L Gates LLP that for purposes of Section 851(b)(3) of the Code, the Fund should be treated as though it directly invested in the assets held by the Master PPIP Fund. The opinion is based on analogous provisions in the tax law, on general principles of partnership taxation, and on the purpose and intention of the tax laws governing regulated investment companies. While it reflects the administrative practice of the IRS in rulings that have been issued to other taxpayers and in generally applicable revenue procedures, such administrative interpretations do not constitute official precedent. The opinion notes that there is no specific authority directly on point dealing with the application of Code Section 851(b)(3) to partnership interests held by regulated investment companies and it states that there can be no assurance that the IRS will not successfully challenge the conclusions therein.

If the Fund fails to satisfy as of the close of any quarter the asset diversification test referred to in the preceding paragraphs, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. However, because the Feeder PPIP Fund may effect withdrawals from the Master PPIP Fund only upon written consent of the UST, and the Fund may effect withdrawals from the Feeder PPIP Fund only upon written consent of the General Partner, the Fund may not be able to withdraw its investment promptly after it has made a decision to do so. As a result, it will be more difficult for the Fund to cure a violation within the 30-day period.

If the Fund fails to cure a violation within 30 days, it may lose its status as a regulated investment company under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to the Fund’s Common Shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a regulated investment company could have a material adverse effect on the value of the Fund’s Common Shares and the amount of Fund distributions.

Risks Associated With Fund's Ability To Satisfy Regulated Investment Company Distribution Requirements.    The Fund generally must distribute annually at least 90% of its taxable income, excluding any net capital gain, in order to maintain its qualification as a regulated investment company for U.S. federal income tax purposes. To the extent that the Fund satisfies this distribution requirement, but distributes less than 100% of its taxable income and net capital gain, the Fund will be subject to U.S. federal corporate income tax on the Fund's undistributed taxable income. In addition, the Fund will be subject to a 4% nondeductible excise tax if the actual amount that the Fund distributes to its Common Shareholders in a calendar year is less than a minimum amount specified under U.S. federal income tax laws. The Fund intends to make distributions to its Common Shareholders to comply with the requirements of the Code and to avoid paying U.S. federal income taxes and, if practicable, excise taxes, on undistributed taxable income. However, differences in timing between the recognition of taxable income and the actual receipt of cash could require the Fund to sell assets (including Temporary Investments) or borrow funds on a short-term or long-term basis or issue cash-stock dividends (described below) to meet the distribution requirements of the Code.

The Fund may find it difficult or impossible to meet distribution requirements in certain circumstances. Due to the nature of the assets in which the Fund intends to invest, the Fund's taxable income may exceed the Fund's net income as determined based on GAAP because, for example, realized capital losses will be deducted in determining the Fund's GAAP net income but may not be deductible in computing the Fund's taxable income. In addition, the Fund may invest in assets, including debt instruments requiring the Fund to accrue OID, that generate taxable income (referred to as "phantom income") in excess of economic income or in advance of the corresponding cash flow from the assets. In addition, if the debt instruments provide for "payment-in-kind" or PIK interest, the Fund may recognize OID for federal income tax purposes. Moreover, the Fund may acquire distressed debt investments that are subsequently modified by agreement with the borrower. If the amendments to the outstanding debt are "significant modifications" under the applicable UST regulations, the modified debt may be considered to have been reissued to the Fund in a debt-for-debt exchange with the borrower. In that event, if the debt is considered to be "publicly traded" for federal income tax purposes, the modified debt in the hands of the Fund may be considered to have been issued with OID to the extent the fair-market value of the modified debt is less than the principal amount of the outstanding debt. Also, certain previously modified debt that the Fund acquires in the secondary market may be considered to have been issued with OID at the time it was modified. In general, the Fund will be required to accrue OID on a debt instrument as taxable income in accordance with applicable federal income tax rules even though no cash payments may be received on such debt instrument. In the event a borrower with respect to a particular debt instrument encounters financial difficulty rendering it unable to pay stated interest as due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income. Similarly, the Fund may be required to accrue interest income with respect to subordinate MBS at the stated rate regardless of when their corresponding cash payments are received. Further, the Fund may invest in assets that accrue market discount income, which may result in the recognition of taxable income in excess of the Fund's economic gain in certain situations or the deferral of a portion of the Fund's interest deduction paid on debt to incur such assets.

Due to each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a significant risk that the Fund may have substantial taxable income in excess of cash available for distribution. To satisfy its distribution requirements, the Fund may borrow on unfavorable terms or distribute amounts that would otherwise be invested in future acquisitions, capital expenditures or repayment of debt. In addition, the Fund may make distributions in its Common Shares to satisfy the distribution requirements necessary to maintain the Fund's status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes, but no assurances can be given in this regard. Moreover, if the Fund's only feasible alternative were to make a taxable distribution of the Fund's Common Shares to comply with the regulated investment company distribution requirements for any taxable year and the value of the Fund's Common Shares was not sufficient at such time to make a distribution to its Common Shareholders in an amount at least equal to the minimum amount required to comply with such regulated investment company distribution requirements, the Fund would generally fail to qualify as a regulated investment company for such taxable year.

Despite undertaking the efforts mentioned in the previous paragraph, the Fund may not be able to distribute the amounts necessary to satisfy the distribution requirements necessary to meet its regulated investment company status for U.S. federal income taxes and to avoid U.S. federal income and excise taxes. If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, material adverse tax consequences would result to investors. The Fund would be taxed in the same manner as an ordinary corporation and distributions to the Fund's Common Shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to its Common Shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of 10 years, in order to qualify as a regulated investment company in a subsequent year.

Finally, the Master PPIP Fund is required to satisfy certain asset coverage ratios according to the terms of financing provided to the Master PPIP Fund by the UST Debt Financing. If the Master PPIP Fund fails to satisfy those asset coverage ratios, it may not be able to make distributions to the Fund, which may adversely affect the Fund's ability to make cash distributions to its shareholders. See below "—Tax Risks— Risks Associated with Asset Coverage Requirements and Regulated Investment Company Distribution Requirements."

Risks Associated with Asset Coverage Requirements and Regulated Investment Company Distribution Requirements.    The Master PPIP Fund must satisfy an asset coverage test before distributing its investment proceeds to its investors (including the Fund), which may limit the Fund's ability to make cash distributions to its shareholders. During the term of any UST loan received through the PPIF, the PPIF is subject to an asset coverage test calculated by dividing (a) the sum of the aggregate market value of all PPIP Eligible Assets and Temporary Investments held by the Master PPIP Fund, by (b) the sum of the outstanding principal amount of the UST Debt Financing and accrued and unpaid interest due thereon. If a Half Turn Election is in effect, the asset coverage test is satisfied if the asset coverage ratio is equal to or exceeds 225%. If a Full Turn Election is in effect, the asset coverage test is satisfied if the asset coverage ratio is equal to or exceeds 150%. In the event the Master PPIP Fund is unable, on any date of determination, to achieve the required asset coverage ratio, it is required to pay down the UST Debt Financing until such time as it achieves the required asset coverage ratio. The Master PPIP Fund cannot make distributions of its investment proceeds until it satisfies the asset coverage test. In addition, pursuant to the terms of the UST Debt Financing, the Master PPIP Fund is limited in the amount of distributions it can make if the asset coverage ratio falls below 200% for a Full Turn Election and 300% for a Half Turn Election. There can be no assurance that the Master PPIP Fund will achieve the required asset coverage ratio. The Fund's ability to satisfy the distribution requirements necessary to maintain the Fund's status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes may be adversely affected by these debt pay down requirements. Commencing on the loan payment date occurring in January 2010 and continuing on each loan payment date thereafter, in the event the Master PPIP Fund achieves an asset coverage ratio of 200%, it may make a distribution (after making certain other payments) to its investors (including the Feeder PPIP Fund) in an amount not to exceed in any 12-month period the lesser of (1) 8% of its funded capital commitments, and (2) the cumulative net interest income of the Master PPIP Fund for the preceding 12-month period. If the Master PPIP Fund is restricted in its ability to make cash distributions to the Fund, the Fund may be unable to satisfy the cash distribution requirements for regulated investment company purposes. The Fund intends to hold MBS and other permitted investments directly and not through the Master PPIP Fund to endeavor to satisfy the distribution requirements necessary to maintain the Fund's status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes, but no assurances can be given in this regard. Further, to satisfy its distribution requirements, the Fund may borrow on unfavorable terms or distribute amounts that would otherwise be invested in future acquisitions, capital expenditures or repayment of debt. In addition, the Fund may make distribution in its common shares to satisfy the distribution requirements necessary to maintain the Fund's status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes, but no assurances can be given in this regard.

Cash/Stock Dividend Risks.    The Fund may distribute taxable dividends that are payable in cash and shares of the Fund's common stock at the election of each shareholder. Under IRS Revenue Procedure 2009-15, up to 90% of any such taxable dividend for any Fund taxable year ending on or before December 31, 2009 could be payable in the Fund's Common Shares with the 10% or greater balance paid in cash. The IRS has also issued (and where Revenue Procedure 2009-15 is not currently applicable, the IRS continues to issue) private letter rulings on cash/stock dividends paid by regulated investment companies and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of Revenue Procedure 2009-15) if certain requirements are satisfied. While such private letter rulings are not official precedent, they may reveal the IRS's interpretation of the tax laws. Shareholders receiving such dividends will be required to include the full amount of the dividend as taxable income to the extent of the Fund's current and accumulated earnings and profits for federal income tax purposes. As a result, Common Shareholders may be required to pay federal income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. Common Shareholder sells the Common Shares that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the Fund's Common Shares at the time of the sale. Furthermore, with respect to non-U.S. Common Shareholders, the Fund may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of the Fund's Common Shareholders determine to sell shares of the Fund's Common Shares in order to pay taxes owed on dividends, it may put downward pressure on the trading price of the Fund's Common Shares. It is unclear whether and to what extent the Fund will be able to pay taxable dividends in cash and Common Shares (whether pursuant to Revenue Procedure 2009-15 or otherwise).

Other Investment Companies Risk

The Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Common Shares) will be diminished.

Derivatives Risk, Including the Risk of Swaps

The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if NAM and the Subadviser correctly forecast market values, interest rates and other applicable factors. If NAM and the Subadviser incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

Derivative transactions (such as futures contracts and options thereon, options and swaps) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivatives involve investment exposure that may exceed the original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund under certain circumstances.

The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by NAM and the Subadviser of not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid, increasing the Fund’s interest rate risk. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See also, “—Counterparty Risk” and “—Hedging Risk” and “Portfolio Composition—Hedging Strategies and Other Uses of Derivatives” in the Statement of Additional Information.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to subprime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

Personnel Turnover Risk

As a result of current deteriorating market conditions or other reasons, Nuveen Investments and NAM may need to implement cost reductions in the future which could make the retention of qualified and experienced personnel more difficult and could lead to personnel turnover. Loss of significant personnel, whether in terms of number or role in managing the Fund or an inability to hire qualified replacements in a timely manner, could adversely affect the operation of the Fund and its ability to achieve its investment objective and pursue its anticipated strategies.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, NAM and/or Nuveen Investments. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. See also “Management of the Fund—Nuveen Investments” and “—Investment Adviser.”

Anti-Takeover Provisions

The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

Risks Related to Investments in the Feeder PPIP Fund and Master PPIP Fund

PPIP Amendment Risk

PPIP could be amended pursuant to new legislation or altered through administrative or judicial action. Such amendments or alterations could be retroactive, which could have the effect of preventing the Fund from benefiting from its investment in the Feeder PPIP Fund.

Loan Modification Risk

The General Partner of the Master PPIP Fund, will, subject to certain conditions, be required to (i) consent on behalf of the Master PPIP Fund to reasonable requests from servicers or trustees for approval to participate in the UST’s Making Home Affordable Program, or for approval to implement other reasonable loss mitigation measures (including but not limited to, term extensions, rate reductions, principal write downs, or removal of caps on the percentage of loans that may be modified within the securitization structure), and (ii) where the Master PPIP Fund acquires 100% of the RMBS that are backed by a particular pool of residential mortgage loans, instruct the servicer or trustee of such securities, if such servicer or trustee is participating in the Making Home Affordable Program, to include such pool of residential mortgage loans in the Making Home Affordable Program. Although the General Partner will only be required to so consent or instruct if it receives reasonably requested information from the servicer or the trustee and access to appropriate individuals at the servicer or the trustee which allows the General Partner to make an independent analysis that the consent or instruction is consistent with its duties as general partner of the Master PPIP Fund, any such consent or instruction nevertheless may have a negative effect on the Master PPIP Fund’s investment performance, and consequently on the performance on the Fund and the value of the Common Shares.

New Financing Program Risk

The Feeder PPIP Fund and Master PPIP Fund were formed to take advantage of PPIP, a recently-commenced program with a limited operating history. PPIP is without precedent and its effects are impossible to predict with certainty. Such uncertainties of the program may result in challenges for the Fund, the Feeder PPIP Fund and the Master PPIP Fund that make achievement of the Fund’s investment objective more difficult than would otherwise be the case with more established methods of investing and financing.

Risks Relating to PPIP Distributions; Asset Coverage Requirement and Leverage Ratio Risk

During the term of any UST Debt Financing received through PPIP, the Feeder PPIP Fund is subject to an asset coverage test and a leverage ratio test, each which must be satisfied on a pro forma basis to use the UST Debt Financing. In addition, failure to satisfy the asset coverage test at specified levels restricts the ability of the Master PPIP Fund (and consequently the Fund) to make distributions. The asset coverage test is calculated by dividing (a) the sum of the aggregate market value of all PPIP Eligible Assets and Temporary Investments held by the Feeder PPIP Fund, by (b) the sum of the outstanding principal amount of the UST Debt Financing and accrued and unpaid interest due thereon. If a Half Turn Election is in effect, the asset coverage test is satisfied if the asset coverage ratio is equal to or exceeds 225%. If a Full Turn Election is in effect, the asset coverage test is satisfied if the asset coverage ratio is equal to or exceeds 150%. In the event the Master PPIP Fund is unable, on any date of determination, to achieve the required asset coverage ratio, it is required to pay down the UST Debt Financing until such time as it achieves the required asset coverage ratio. Pursuant to the terms of the UST Debt Financing, the Master PPIP Fund is limited in the amount of distributions it can make if the asset coverage ratio falls below 200% for the Full Turn Election and 300% for the Half Turn Election. There can be no assurance that the Master PPIP Fund will achieve the required asset coverage ratio. The Fund’s ability to satisfy the distribution requirements necessary to maintain the Fund’s status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes may be adversely affected by these debt pay down requirements imposed on distributions by PPIP. See also “—Tax Risks—Risks Associated with Asset Coverage Requirements and Regulated Investment Company Distribution Requirements.”

Limited Recourse to the General Partner and Wellington Management

The General Partner has been formed by Wellington Management for the purpose of serving as the general partner of the Feeder PPIP Fund and the Master PPIP Fund. The organizational documents of the Feeder PPIP Fund and Master PPIP Fund seek to limit the circumstances under which the General Partner or Wellington Management can be held liable to the Feeder PPIP Fund, the Master PPIP Fund or their investors (including the

Fund). The General Partner generally will not be held liable with respect to its actions or inactions unless they constitute fraud, willful misconduct, bad faith, or gross negligence.

Limited Recourse to the UST

As an instrumentality of the U.S. government, the UST has sovereign immunity and may not be sued unless it has waived its immunity or consented to suit. Each of the General Partner and the Master PPIP Fund will waive any action, remedy or recovery against the UST for any failure to fund any capital contribution or any other payment required to be made by the UST other than the remedy of deducting such defaulted amount from any distribution otherwise payable to the UST. In the event of a default by the UST, the General Partner may terminate the investment period of the Master PPIP Fund and cease making further investments. Any default by the UST could have an extremely deleterious effect on the Master PPIP Fund and the Master PPIP Fund’s investment program and, indirectly, on the Fund.

Master-Feeder Structure

As noted above, investors will invest indirectly in the Master PPIP Fund through various entities, including the Feeder PPIP Fund. The “master-feeder” fund structure, and in particular the existence of multiple investment vehicles investing in the same portfolio, presents certain unique risks to investors. Each investment vehicle that invests in the Master PPIP Fund may have differing and conflicting tax interests. Accordingly, the investment decisions of Wellington Management may not always be consistent with the tax interests of the Feeder PPIP Fund or the other investment vehicles that invest in the Master PPIP Fund, or the investors in those investment vehicles (including the Fund).

Default

If an investor defaults on its obligation to make required capital contributions, it may be difficult for the Feeder PPIP Fund or the Master PPIP Fund to make up the shortfall from other sources. The other investors may be required to make additional contributions to replace such shortfall, thereby reducing the diversification of their investments. Under current economic conditions, it has been reported that certain investors in other investment vehicles have suspended, or have threatened to suspend, making capital contributions due to their own financial condition. Any default by one or more investors could have an extremely deleterious effect on the Feeder PPIP Fund and the Master PPIP Fund, their assets, and the interests of the other investors, including the Fund.

Removal of an Investor

If, in the reasonable judgment of the General Partner, (i) the removal of an investor in the Feeder PPIP Fund is necessary to ensure compliance with the United States Employee Retirement Income Security Act of 1974, as amended, the United States Bank Holding Company Act of 1956, as amended, or the terms of the Master PPIP Fund or (ii) a material adverse effect on any of the Feeder PPIP Fund, the Offshore Feeder PPIP Fund, the Master PPIP Fund, other investors in the Feeder PPIP Fund, the General Partner, or any of their respective affiliates is likely to result by virtue of an investor’s investment in the Feeder PPIP Fund, the Feeder PPIP Fund will redeem the entire interest in the Feeder PPIP Fund held by such investor by issuing a preferential promissory note payable to the order of the investor in the amount of the fair market value of such interest, as determined by the General Partner in its sole discretion. There can be no certainty that the General Partner’s determination of the fair market value of such interest will be equal to or greater than the valuation that an independent appraiser would determine for the interest. If the Feeder PPIP Fund, and indirectly, the Fund, were to be so removed, they may be adversely affected by their exclusion from a portion of the Master PPIP Fund’s investment program.

Market Value Calculation May Not Reflect Liquidation Value of PPIP Eligible Assets; Effect on Asset Coverage Test and Leverage Ratio Test

The market value of PPIP Eligible Assets held by the Master PPIP Fund is calculated by the Valuation Agent using a specific UST-approved pricing process. This process may not produce prices that accurately reflect the liquidation value of PPIP Eligible Assets or their value on a hold-to-maturity basis.

Both the asset coverage test and the leverage ratio test are calculated using the market value of PPIP Eligible Assets. If the market value for a PPIP Eligible Asset decreases, the asset coverage ratio will also decrease, while the leverage ratio will increase. If the asset coverage ratio falls below the level required by the asset coverage test or if the leverage ratio exceeds the level required by the leverage ratio test, the Master PPIP Fund will be prohibited from drawing additional UST Debt Financing, thus restricting its ability to invest in additional PPIP Eligible Assets and reducing the aggregate investment proceeds generated and distributed by the Master PPIP Fund.

Master PPIP Fund Hedging Risk

PPIP imposes restrictions on the ability of the Master PPIP Fund to hedge its portfolio. Specifically, without the UST’s consent, the Master PPIP Fund may only use interest rate swaps, caps and collars solely for the purpose of hedging interest rate mismatches between the UST Debt Financing and PPIP Eligible Assets. The Master PPIP Fund’s ability to in engage in any other hedging strategy will require the consent of the UST. There can be no assurance that the UST will allow the Master PPIP Fund to engage in any other hedging strategy, which could result in the Master PPIP Fund suffering losses it otherwise would not have had it been allowed to engage in such hedging strategy.

Restrictions on Acquiring and Selling PPIP Eligible Assets Risk; Risks Relating to Conflict of Interest and Code of Ethics Restrictions

The Master PPIP Fund must implement a conflict of interest mitigation plan and a code of ethics reasonably satisfactory to the UST that will provide that Wellington Management may not, without the UST’s consent, acquire PPIP Eligible Assets from, or sell PPIP Eligible Assets to, certain affiliates, any other public-private investment fund or any investor that owns 9.9% or more of the Master PPIP Fund. Such restrictions on the type of persons from whom the Master PPIP Fund may purchase securities may adversely affect the Master PPIP Fund’s (and consequently the Fund’s) ability to achieve its investment objective. In addition, the Master PPIP Fund will be prohibited from using any broker-dealer affiliate of Wellington Management for executing trades for the Master PPIP Fund, purchasing PPIP Eligible Assets with the intention to resell within one week and reselling PPIP Eligible Assets within 24 hours of purchasing such assets. These restrictions may limit the ability of the Master PPIP Fund to acquire certain PPIP Eligible Assets that it would otherwise desire to purchase and the ability to sell PPIP Eligible Assets at a time it would otherwise desire to sell PPIP Eligible Assets.

Risks Relating to Affiliates

Section 17(d) of the 1940 Act and Rule 17d-1 thereunder limit the ability of affiliates of registered investment companies from acting as principal to effect any transactions in which the registered investment company is a joint or joint and several participant with the affiliate. The Fund does not believe that the Fund’s indirect investment in the Master PPIP Fund through its investment in the Feeder PPIP Fund is a joint transaction with affiliates of the Fund under Section 17(d). However, if the Fund’s investment in the Feeder PPIP Fund were determined to be a prohibited joint transaction under Section 17(d), then there could be adverse consequences to the Fund, including the potential inability to gain exposure to the Master PPIP Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the Fund’s management, including supervision of the duties performed by NAM and the Subadviser. The names and business addresses of the Fund’s trustees and officers and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Adviser and Subadviser

NAM.    NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $141 billion of assets under management as of September 30, 2009. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on the Fund’s behalf.

NAM will be responsible for determining the Fund’s overall investment strategy and ongoing monitoring of the Subadviser. NAM will determine whether and to what extent the Fund invests in the Feeder PPIP Fund. NAM may delegate management of assets that have been committed to the Feeder PPIP Fund but not yet called to the Subadviser. NAM also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

The Subadviser.    Wellington Management serves as the Fund’s Subadviser, and is a professional investment counseling firm. Wellington Management is one of the largest private asset managers in the financial services industry, with over $506 billion in client assets under management as of September 30, 2009. As of that date, the firm served as investment adviser to approximately 1,500 institutions, including investment companies, pension plans, financial institutions, endowments and foundations, located in over 40 countries.

The Subadviser has day-to-day responsibility for managing the Fund’s direct investments in MBS and other permitted investments. In certain instances, at NAM’s direction, the Subadviser may manage assets that have been committed to the Feeder PPIP Fund by NAM, but have not yet been called by the Feeder PPIP Fund.

NAM and Wellington Management are unaffiliated registered investment advisers.

Portfolio Managers.    Michael F. Garrett, Vice President and Fixed Income Portfolio Manager of the Subadviser, will serve as portfolio manager of the Fund. Mr. Garrett joined Wellington Management in 1999 as an investment professional. Mr. Garrett is responsible for managing mortgage and government bond portfolios for Wellington Management’s mutual fund and institutional clients. He leads the firm’s Mortgage-Backed investment team. Prior to joining Wellington Management in 1999, Mr. Garrett was a fixed income securities trader with Credit Suisse First Boston (1996–1999), a mortgage portfolio manager with MetLife Investment Management Co. (1995–1996), and the senior securities trader for First Federal Savings & Loan Association (1991–1995). Mr. Garrett received his BA in economics from Yale University (1991).

John V. Miller, CFA, Chief Investment Officer and Managing Director of NAM, is portfolio manager of the Fund, responsible for determining whether and to what extent to invest a portion of the Fund’s assets in the Feeder PPIP Fund. Mr. Miller joined Nuveen in 1996 as a municipal credit analyst and moved into portfolio management in 2000. He became a managing director and head of NAM’s portfolio managers in 2006, and he became NAM’s Chief Investment Officer in 2007, supervising all of NAM’s fixed-income investment activities. Mr. Miller earned his BA in economics and political science from Duke University, an MA in economics from Northwestern University, and an MBA with honors in finance from the University of Chicago.

Additional information about the portfolio managers’ compensation, other accounts managed by NAM and the Subadviser and other information is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen Investment’s website at www.nuveen.com.

Nuveen Investments

On November 13, 2007, Nuveen Investments was acquired by an investor group led by Madison Dearborn Partners, LLC, a private equity firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Wells Fargo and Merrill Lynch, which has since been acquired by Bank of America. As a result of the MDP Acquisition, Merrill Lynch currently owns a 32% non-voting equity stake in Nuveen Investments, owns a $30 million position in the $250 million revolving loan facility of Nuveen Investments and holds two of ten seats on the board of directors of Nuveen Investments. Wells Fargo also has an ownership interest in Nuveen Investments. Because these arrangements may give rise to certain conflicts of interest involving NAM and Bank of America (including Merrill Lynch), NAM has adopted polices and procedures intended to address these potential conflicts. To the extent conflicts exist between NAM, the Fund and Merrill Lynch, Merrill Lynch will pursue its interests regardless of whether those interests are adverse to those of NAM, the Fund and the Fund’s shareholders.

Additional Information Related to NAM and Nuveen Investments

The Fund is dependent upon services and resources provided by its adviser NAM and therefore the investment adviser’s parent Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. As of September 30, 2009, Nuveen Investments had outstanding approximately $4.0 billion in aggregate principal amount of indebtedness, with $531.8 million of available cash on hand. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items and to service debt may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance outstanding indebtedness with scheduled maturities beginning in 2013. The risks, uncertainties and other factors related to Nuveen Investments’ business, the effects of which may cause its assets under management, earnings, revenues, and/or profit margins to decline, are described in its filings with the Securities and Exchange Commission, which are publicly available.

Investment Management and Subadvisory Agreements

The Fund has agreed to pay a total annual management fee to NAM and the Subadviser based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee.    The annual fund-level fee, payable monthly, shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets(1)	Fund-Level Fee Rate
First $125 million	0.9500%
Next $125 million	0.9375
Next $150 million	0.9250
$400 million and over	0.9125

Complex-Level Fee.    The annual complex-level fee, payable monthly, shall be applied according to the following schedule:

Complex-Level Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989

Complex-Level Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$60 billion	0.1961%
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

(1)	“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of generally accepted accounting principles), such as, but not limited to, leverage at the Master PPIP Fund level attributable to the Fund’s investment in the Feeder PPIP Fund.
(2)	The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen Fund’s investment management agreement with NAM, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen Funds. The complex-level fee was 0.1901% based on complex-level assets of approximately $65.8 billion as of September 30, 2009.

Pursuant to an investment management agreement between NAM and the Fund, NAM will receive 40% of the Fund’s total annual management fee. Pursuant to an investment sub-advisory agreement between the Subadviser and the Fund, the Subadviser will receive 60% of the Fund’s total annual management fee.

The basis for the Board of Trustee’s initial approval of the Fund’s investment management agreement and sub-advisory agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of the Fund’s investment management agreement and sub-advisory agreement will be provided in annual or semiannual reports to shareholders for the periods during which such continuations occur.

Potential Conflicts of Interest

In connection with its management of the Master PPIP Fund, Wellington Management will adopt a conflict of interest mitigation plan and a code of ethics reasonably satisfactory to the UST that will require Wellington Management to (i) comply with the Investment Advisers Act of 1940, as amended, (ii) adhere to specified allocation and valuation policies with respect to investment opportunities for the funds it manages participating in PPIP, (ii) invest a minimum amount set forth by the UST of its own firm capital in the Feeder PPIP Fund and the Master PPIP Fund, (iv) acknowledge fiduciary duties to the UST and private investors in the Feeder PPIP Fund and the Master PPIP Fund, (v) provide access to the Feeder PPIP Fund and the Master PPIP Fund’s records to the Office of the Special Inspector General for the TARP and the U.S. Government Accountability Office, to cause key persons to be available to discuss the Feeder PPIP Fund and the Master PPIP Fund with the UST and others, to provide access to the UST and its representatives to the books of the private vehicles that invest in the Feeder PPIP Fund and the Master PPIP Fund and to retain those documents for at least three years after the termination of the Feeder PPIP Fund and the Master PPIP Fund, (vi) permit the U.S. Trustee to review its compliance with these plans, (vii) maintain a PPIP Eligible Assets securities watch list and to employ a compliance officer to monitor compliance with allocation policies and other applicable rules, (viii) identify and disclose all conflicts of interest with the Feeder PPIP Fund and the Master PPIP Fund, (ix) disclose to the U.S.

Trustee all information in its possession or in the possession of certain affiliates regarding the beneficial owners of equity in the Feeder PPIP Fund, (x) disclose the 10 largest investment positions of the Master PPIP Fund, (xi) comply with “know your customer” regulations, Office of Foreign Asset Control statutes and regulations and all relevant federal securities screening laws and anti-money laundering obligations with respect to new investors and transferees, (xii) consent to annual audits of its internal controls by an independent auditor and the delivery of such internal audit to the UST, (xiii) implement conflicts of interest policies that will provide that Wellington Management may not acquire PPIP Eligible Assets from or sell PPIP Eligible Assets to certain affiliates that are major participants in the market for PPIP Eligible Assets, any other public-private investment fund or any investor that has invested 9.9% or more of the private capital raised by the Master PPIP Fund, (xiv) require that all transactions of the Master PPIP Fund be conducted on an arm’s length and commercially reasonable basis, (xv) disclose all instances where certain affiliates service or invest in PPIP Eligible Assets, and (xvi) represent that fees paid by the Feeder PPIP Fund to any servicer are arm’s length and perform diligence on a regular basis to determine that such fees are at market rates. The plan and code will also prohibit any broker-dealer affiliate of Wellington Management from executing trades for the Feeder PPIP Fund and address conflicts of interest with Wellington Management’s employees and certain of their family members. The UST requires that Wellington Management implement policies requiring best price and best execution on all Master PPIP Fund transactions, no crossing of Master PPIP Fund trades, no purchase of PPIP Eligible Assets with the intention to resell within one week and no resale of PPIP Eligible Assets within 24 hours of purchasing such assets. The UST can require Wellington Management to take corrective action if its participation in any other governmental program could create a conflict of interest.

NET ASSET VALUE

The Fund will determine the net asset value of its Common Shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including expenses, which are accrued and applied daily, and dividends declared but unpaid), by the total number of Common Shares outstanding.

In determining the value of the Fund’s direct investments, securities and other assets for which market quotations are available are valued at market value. The prices of the Fund’s direct investments (which will consist primarily of MBS) are provided by pricing services approved by the Board of Trustees. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices if such prices are known. Securities reported on NASDAQ are valued at the NASDAQ Official Closing Price. When market price quotes are not readily available (which is usually the case for MBS), the pricing service may establish a fair market value using a wide variety of market data, including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows and collateral quality, general market conditions and other information and analysis considered relevant by the pricing service. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

If the pricing service is unable to provide a price for a security, if the price provided by the pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect the Fund’s net asset value, such security will be valued at its fair value as determined in good faith under the Fund’s valuation procedures. The determination of a security’s fair value involves subjective judgments, and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

The Fund intends to invest 20% to 30% of the net proceeds of this offering (which with leverage would represent 33% to 46% of Managed Assets) in the Feeder PPIP Fund, which will in turn invest in the Master PPIP

Master PPIP Fund an indication of the value of the Master PPIP Fund. The UST has mandated that MBS held in any public-private investment fund, including the Master PPIP Fund, be valued pursuant to a specific UST-approved pricing process. This process differs from the process used to value the Fund’s direct investments, described above. Accordingly, the Fund and the Master PPIP Fund may arrive at different prices for the same MBS, and any such differences would be reflected in the value determined daily for the Fund’s investment in the Feeder PPIP Fund and in turn the net asset value per Common Share published daily by the Fund. On a regular basis, the Fund will obtain information from the Valuation Agent and Wellington Management to enable the Fund to monitor such price differences and to take appropriate actions if any material price differences are detected.

DISTRIBUTIONS

The Fund expects to make monthly distributions in cash to Common Shareholders, commencing in approximately 90 days after the completion of this offering. The Fund’s distributions are expected to be composed of net investment income. In addition, the Fund may distribute, at least annually, any net realized capital gains to Common Shareholders.

The Fund may employ a managed distribution policy in order to provide shareholders an opportunity to receive potential realized capital gains and/or principal repayments on its RMBS and CMBS portfolio over time through monthly distributions rather than in potentially large lump sum payments. While the major portion of the Fund's distributions are projected to be sourced from the Fund’s net investment income, the Fund believes there is a potential for substantial, additional capital appreciation in addition to the Fund’s net investment income over the term of the Fund. Such potential additional returns will depend on a variety of factors, including, among others: the discount pricing obtained in acquiring portfolio securities, the recoveries from the underlying mortgages and the securities currently in default, the actual default losses and prepayment rates of the underlying mortgage pools going forward, the cost of leverage, and the payments on the warrants made by the Master PPIP Fund to the UST.

If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference may be distributed from the Fund’s assets in the form of a return of capital. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year may include any remaining net investment income and net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to Common Shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy. For tax purposes, such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.”

In addition, the ability of the Fund to make distributions to Common Shareholders is dependent, in part, upon the distributions the Master PPIP Fund makes to the Feeder PPIP Fund and that the Feeder PPIP Fund in turn makes to the Fund. The Master PPIP Fund will be required to distribute any income earned from its investments, including principal paydowns, interest and dividend income and any net proceeds realized from dispositions of

Fund. On a daily basis, as of the close of regular sessions trading on the New York Stock Exchange, the Fund will receive from the investments, no later than 30 calendar days following the end of each fiscal quarter in which such income is received by the Master PPIP Fund. However, Wellington Management, as the investment adviser of the Master PPIP Fund, will be allowed to withhold from any distributions amounts necessary to (i) create reasonable reserves for Master PPIP Fund expenses, (ii) create reasonable reserves for repayment of indebtedness, and (iii) make investments as permitted by PPIP during the investment period. Generally, distribution of income by the Master PPIP Fund will initially be made to the partners in the Master PPIP Fund, which include the Feeder PPIP Fund, the Offshore Feeder PPIP Fund, the UST, and the General Partner, in proportion to each of their respective percentage interests in the Master PPIP Fund. During the invest-up period of the Feeder PPIP Fund (expected to be six to twelve months), distributions may be made by the Feeder PPIP Fund to its investors, including the Fund, in the discretion of the General Partner (when cash is made available to the Feeder PPIP Fund by the Master PPIP Fund as discussed above). The General Partner will determine the amount of funds available for distribution by the Feeder PPIP to its investors, including the Fund, after applying any funds needed to pay expenses of the Feeder PPIP Fund (including the Feeder PPIP Fund’s share of certain expenses of the Master PPIP Fund) or for any reserves established by the Feeder PPIP Fund.

At the same time that it pays a monthly distribution, the Fund will post on its website (http://www.nuveen.com/etf), and make available in written form to Common Shareholders a notice of the estimated sources and tax characteristics of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis, in compliance with a federal securities law requirement that any fund paying a distribution from sources other than net investment income disclose to shareholders the respective portion attributable to such other sources. These estimates may be based on certain assumptions about the Fund’s expected investment returns and the realization of net gains, if any, over the remaining course of the year. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The Fund expects that it will provide this type of information primarily on a tax basis, instead of on a GAAP basis, because experience has shown that fund shareholders are most concerned about the tax character of their distributions, and because the Fund expects that the distributions’ tax characteristics will fairly reflect the economic basis of the Fund’s distributions and returns. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” the Fund intends to make distributions to comply with the requirements of the Code and to avoid paying U.S. federal income taxes and, if practicable, excise taxes, on undistributed taxable income. However, in response to differences in the timing between the recognition of taxable income and the actual receipt of cash, as well as limits imposed by the UST Debt Financing on the Master PPIP Fund’s ability to make distributions to the Feeder PPIP Fund and in turn the ability of the Feeder PPIP Fund to make distributions to the Fund, the Fund may elect to meet the distribution requirements under the Code by selling assets or drawing on a standby credit facility or by issuing a portion of dividends in the form of Common Shares in lieu of cash. See “Risks— Risks Related to Investments in the Feeder PPIP Fund and Master PPIP Fund.”

The Fund may distribute taxable dividends that are payable in cash and the Fund’s Common Shares at the election of each Common Shareholder. On January 7, 2009, the IRS issued IRS Revenue Procedure 2009-15 that temporarily allows a regulated investment company that is traded on an established securities market to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a regulated investment company may treat a distribution of its own shares as fulfilling its distribution requirements if (i) the distribution is declared with respect to a taxable year ending on or before December 31, 2009 and (ii) each shareholder may elect to receive his or her entire distribution in either cash or shares of the regulated investment company subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which must be at least 10% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder electing to receive cash receive less than 10% of his or her entire distribution in cash. In such case, for U.S. federal income tax purposes, the amount of the dividend paid in stock (i) will be equal to the amount of cash that could have been received instead of stock, unless the regulated investment company issues new shares that are trading at or above net asset value, and (ii) will be equal to the amount of the fair market value of the distributed shares if the regulated investment company issues new shares that are trading at or above net asset value. See section "Tax Matters" for tax consequences to shareholders upon receipt of such dividends.

Revenue Procedure 2009-15 is temporary in that it does not apply to dividends declared with respect to taxable years ending after December 31, 2009. It is uncertain whether, and no assurances can be given that, the IRS will extend such guidance for taxable years ending after December 31, 2009. The IRS has also issued (and where Revenue Procedure 2009-15 is not currently applicable, the IRS continues to issue) private letter rulings on cash/stock dividends paid by regulated investment companies and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of Revenue Procedure 2009-15) if certain requirements are satisfied. While such private letter rulings are not official precedent, they may reveal the IRS's interpretation of the tax laws. No assurances can be given that the IRS will not discontinue or adversely alter such ruling policy. The Fund has not yet decided whether to pay a portion of any future dividend in its Common Shares (whether pursuant to Revenue Procedure 2009-15 or otherwise). Moreover, no assurances can be given that the Fund will be able to pay any such dividend in cash and Common Shares.

At least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), your distributions, including any capital gain distributions, will automatically be reinvested in additional Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent. The tax consequences of a distribution are the same regardless of whether such distribution is reinvested or received in cash. See “Tax Matters” below.

Under the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if Common Shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing Common Shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per Common Share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole Common Shares in your account under the Plan and you will receive a cash payment for any fraction of a Common Share in your account. If you wish, the Plan Agent will sell your Common Shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will be, when issued, fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. As previously noted, the Fund has no current intention to issue preferred shares and will not issue preferred shares for at least two years after the Fund begins operations. However, if the Fund issues preferred shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Fund’s Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is “JLS”. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 4.50% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to

$23.875, before deducting offering expenses. Net asset value of the Fund and the net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be an additional 0.20% as a percentage of the offering price). NAM has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.05 per Common Share. See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the Fund’s control, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund” below and in the Statement of Additional Information.

Preferred Shares

The Fund has no current intention to issue preferred shares and will not issue preferred shares for at least two years after the Fund begins operations. However, the Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any preferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Limited Issuance of Preferred Shares.    Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference.    Any preferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts corporation, association, trust or other organization or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights.    In connection with any issuance of preferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that preferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in the Statement of Additional Information and except as otherwise required by applicable law, holders of preferred shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of preferred shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of preferred shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding preferred shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding preferred shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, take certain actions that would affect the preferences, rights, or powers of such class or series or authorize or issue any class or series ranking prior to the preferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding preferred shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided, however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in the Statement of Additional Information. The class or series vote of holders of preferred shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and preferred shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s preferred shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares.    The terms of the preferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase preferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

For more information on preferred shares, see the Statement of Additional Information under “Description of Shares—Preferred Shares.”

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Shareholder and Trustee Liability.    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the Fund’s obligations. However, the Declaration contains an express disclaimer of shareholder liability for the Fund’s debts or obligations and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration provides that the Fund’s obligations are not binding upon the Fund’s trustees individually, but only upon the Fund’s assets and property, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions.    The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board of Trustees be divided into three classes with staggered terms. See the Statement of Additional Information under “Management of the Fund.” This provision of the Bylaws could delay for up to two years the replacement of a majority of the Board of Trustees. If preferred shares are issued, holders of preferred shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, preferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, preferred shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Pursuant to NYSE rules, and except under certain circumstances, approval of shareholders would be required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding preferred shares, the action in question also would require the affirmative vote of the holders of at least two-thirds of the preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the preferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, preferred shares, voting together as a single class. The percentage of votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding preferred shares is greater than that required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such greater percentage of votes are in the best interest of the Fund and its shareholders.

The provisions of the Declaration and By-laws described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Fund’s Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Limited Term Provision.    The Declaration provides that the Fund in ordinary circumstances will terminate on November 30, 2019. The Fund’s trustees may terminate the Fund prior to this date. The Declaration provides also that the Fund’s term may be extended by the Fund’s trustees, without a vote of Common Shareholders, for up to two consecutive one year periods.

Preemptive Rights.    The Declaration provides that Common Shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board of Trustees in its discretion may determine. As of the date of this prospectus, no preemptive rights have been granted by the Board of Trustees.

Reference should be made to the Declaration and By-laws on file with the Securities and Exchange Commission for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses and distributions from investments, including from the Master PPIP Fund and the Feeder PPIP Fund), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies frequently may trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, the Common Shares would no longer be listed on the New York Stock Exchange or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of K&L Gates LLP, special counsel to the Fund.

The summary below and certain disclosure in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. The discussion is based upon the Code, UST Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to differing interpretations or change (possibly with retroactive effect). Unless otherwise noted, this discussion applies only to U.S. Common Shareholders. For purposes of this discussion, a U.S. Common Shareholder is an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in the Common Shares. It does not address all of the tax consequences that may be relevant to a particular Common Shareholder or to Common Shareholders subject to special treatment under U.S. federal income tax laws (including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. Common Shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes). In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. The discussion is limited to Common Shareholders who hold their Common Shares as capital assets. No private letter ruling has been sought from the IRS regarding any matter discussed herein. Except for the opinion described below concerning the asset diversification test, counsel to the Fund has not rendered and will not render any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of purchasing Common Shares of the Fund as part of this offering, as well as the effects of state, local and non-U.S. tax laws.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to federal income tax. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. The Fund intends to distribute at least annually substantially all of such income. The Fund may declare a taxable dividend payable in cash or the Fund's Common Shares at the election of each Common Shareholder to satisfy the Fund's distribution requirements. In such case, for federal income tax purposes, the amount of the dividend paid in stock will (i) be equal to the amount of cash that could have been received instead of the Common Shares, unless the Fund issues new shares that are trading at or above net asset value, and (ii) will be equal to the amount of the fair market value of the distributed shares if the Fund issues new shares that are trading at or above net asset value.

The Fund will invest approximately 20% to 30% of the net proceeds from this offering indirectly through the Feeder PPIP Fund in the Master PPIP Fund, both of which are treated as partnerships for U.S. federal income tax purposes. Consequently, with respect to its indirect investment in the Master PPIP Fund, the Fund's income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by the Master PPIP Fund. For purposes of satisfying the income and asset diversification tests applicable to a RIC under the Code, the Fund intends to look through to the assets of the Master PPIP Fund, relying in part on an opinion from K&L Gates LLP that for the purposes of the asset diversification test of Section 851(b)(3) of the Code, the Fund should be treated as if it directly invested in the assets that are held by the Master PPIP Fund. The opinion is based on analogous provisions in the tax law, on general principles of partnership taxation, and on the purpose and intention of the tax laws governing RICs. While it reflects the administrative practice of the IRS in rulings that have been issued to other taxpayers and in generally applicable revenue procedures, such administrative interpretations do not constitute official precedent. The opinion notes that there is no specific authority directly on point dealing with the application of Code Section 851(b)(3) to partnership interests held by RICs and it states that there can be no assurance that the IRS will not successfully challenge the conclusions therein.

If the Fund fails to satisfy this asset diversification test as of the close of any quarter, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. However, because the Feeder PPIP Fund may effect withdrawals from the Master PPIP Fund only upon written consent of the UST, and the Fund may effect withdrawals from the Feeder PPIP Fund only upon written consent of the General Partner, the Fund may not be able to withdraw its investment promptly after it has made a decision to do so. As a result, it will be more difficult for the Fund to cure a violation within the 30-day period.

If the Fund fails to cure a violation within 30 days, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to the Fund’s shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC could have a material adverse effect on the value of the Fund’s shares and the amount of Fund distributions.

Distributions from the Fund's investment company taxable income (including the excess of net short-term capital gain over net long-term capital loss) are generally taxable to Common Shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Distributions made from an excess of net long-term capital gain over net short-term capital loss ("capital gain dividends"), including capital gain dividends credited to Common Shareholders but retained by the Fund, are taxable to Common Shareholders as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time the Common Shareholders have owned Common Shares. The maximum tax rate on capital gain dividends received by noncorporate taxpayers generally is 15% for such gain in taxable years beginning on or before December 31, 2010. If, for any calendar year, the Fund's total distributions exceed both the current taxable year's earnings and profits and accumulated earnings and profits from prior years, the excess will generally be treated as a tax-free return of capital up to and including the amount of a Common Shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. Upon a sale of Common Shares, the amount, if any, by which the sales price exceeds the basis in the Common Shares is gain subject to tax. Because a return of capital reduces basis in the Common Shares, it will increase the amount of gain or decrease the amount of loss on a subsequent disposition of the Common Shares. Generally, not later than 60 days after the close of its taxable year, the Fund will provide Common Shareholders with a written notice designating the amount of any ordinary income dividends and/or capital gain dividends and other distributions. The Fund does not expect that any part of its distributions to Common Shareholders from its investments will qualify for the dividends-received deduction available to corporate Common Shareholders or as “qualified dividend income” available to noncorporate Common Shareholders.

As described in “Distributions” above, the Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its Common Shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholders of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Common Shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, if the Fund issues a class of preferred shares, then the Fund intends each year to allocate ordinary income dividends and capital gain dividends, if any, between its Common Shares and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

Dividends and other taxable distributions are taxable even though they are reinvested in additional Common Shares. If the Fund pays a dividend in January that was declared in the October, November or December to Common Shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by Common Shareholders on December 31 of the year in which the dividend was declared.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to holders of Common Shares who hold their shares as capital assets. Generally a Common Shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Absent further legislation, the 15% maximum rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2010. If a Common Shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any capital gain dividends received by the Common Shareholder (or amounts designated as undistributed capital gains with respect to such Common Shares). Any loss on a sale or exchange of Common Shares will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Common Shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to a Common Shareholder if the Common Shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the Common Shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a Common Shareholder’s U.S. federal income tax liability, provided the required information is furnished to the IRS.

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement that applies to RICs. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

UNDERWRITING

Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Nuveen Investments, LLC are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the Fund's underwriting agreement dated November 24, 2009, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter’s name.

Underwriters	Number of Common Shares
Wells Fargo Securities, LLC	3,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	7,250,000
UBS Securities LLC	1,050,000
Nuveen Investments, LLC	530,000
Janney Montgomery Scott LLC	100,000
Raymond James & Associates, Inc.	700,000
RBC Capital Markets Corporation	450,000
Stifel, Nicolaus & Company, Incorporated	150,000
Ladenburg Thalmann & Co. Inc.	350,000
Maxim Group LLC	100,000
Wunderlich Securities, Inc.	100,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	20,000
D.A. Davidson & Co.	20,000
David A. Noyes & Company	20,000
Dawson James Securities, Inc.	20,000
The GMS Group, LLC	20,000
Henley & Company LLC	20,000
Huntleigh Securities Corporation	20,000
Jesup & Lamont Securities Corp.	20,000
Northeast Securities, Inc.	20,000
Southwest Securities, Inc.	20,000
Wayne Hummer Investments L.L.C.	20,000

Total	14,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $0.75 per share. The sales load the Fund will pay of $1.125 per share is equal to 4.5% of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before November 30, 2009. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation to Underwriters and Affiliates

NAM (and not the Fund) has agreed to pay to Wells Fargo Securities, LLC from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as for services related to the sale and distribution of the Fund’s Common Shares in the amount of $798,555. If the over-allotment option is not exercised, the structuring fee paid to Wells Fargo Securities, LLC will not exceed 0.23% of the gross offering proceeds.

NAM (and not the Fund) has agreed to pay to UBS Securities LLC, from its own assets, a structuring fee for certain financial advisory services in assisting NAM in structuring and organizing the Fund in the amount of $319,649. If the over-allotment option is not exercised, the structuring fee paid to UBS Securities LLC will not exceed 0.10% of the gross offering proceeds.

NAM (and not the Fund) has agreed to pay to Raymond James & Associates, Inc., from its own assets, an incentive fee in the amount of $190,000. If the over-allotment option is not exercised, the incentive fee paid to Raymond James & Associates, Inc. will not exceed 0.06% of the gross offering proceeds.

The total amount of the underwriter’s additional compensation payments by NAM described above will not exceed 0.5% of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including the sales load and all forms of structuring or sales incentive fee payments to the underwriters and other expenses, will be limited to not more than 5.0% of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to 2,000,000 additional Common Shares at the public offering price less the sales load. The underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such underwriter’s initial purchase commitment.

The Fund, NAM and the Subadviser have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Wells Fargo Securities, LLC, on behalf of the underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares provided that the Fund may issue and sell Common Shares pursuant to the Fund’s Dividend Reinvestment Plan. Wells Fargo Securities, LLC, in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

To meet the NYSE distribution requirements for trading, the underwriters have undertaken to sell Common Shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more, at least 1,100,000 Common Shares are publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. The Fund’s Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is “JLS”.

The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Common Shares.

	Paid by the Fund
	No Exercise	Full Exercise
Per share	$1.125	$1.125
Total	$15,750,000	$18,000,000

The Fund, NAM and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Wells Fargo Securities, LLC, on behalf of itself and the other underwriters, may purchase and sell Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price of which they may purchase Common Shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids permit the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be available on the websites maintained by one or more of the underwriters. Other than this prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of Common Shares to the underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to the underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

Prior to the initial public offering of Common Shares, NAM purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Certain of the underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund, including the parent company of NAM, Nuveen Investments.

Certain underwriters and their affiliates, currently own PPIP Eligible Assets and other assets eligible for purchase by the Fund and the Master PPIP Fund. In the future, the Fund and the Master PPIP Fund may purchase these assets from such underwriters and their affiliates.

The Fund anticipates that Wells Fargo and other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters, other than Merrill Lynch, may from time to time act as dealers in connection with the execution of portfolio transactions. As a result of the acquisition of Nuveen Investments by Madison Dearborn Partners, LLC, Merrill Lynch is a remote affiliate of NAM (and the Fund) and Wells Fargo also has an ownership interest in Nuveen Investments. See “Management of the Fund—Nuveen Investments.”

The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171. The principal business address of Nuveen Investments, LLC is 333 West Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN AND TRANSFER AGENT

The custodian of the Fund’s assets is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

LEGAL OPINIONS AND EXPERTS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Washington, D.C., and for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York. K&L Gates LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts. PricewaterhouseCoopers LLP, an independent registered public accounting firm, provides auditing services to the Fund.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Until December 19, 2009 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

14,000,000 Shares

Nuveen Mortgage Opportunity Term Fund

Common Shares

$25.00 per Share

PROSPECTUS

Wells Fargo Securities

BofA Merrill Lynch

UBS Investment Bank

Nuveen Investments, LLC

Janney Montgomery Scott

Raymond James

RBC Capital Markets

Stifel Nicolaus

Ladenburg Thalmann & Co. Inc.

Maxim Group LLC

Wunderlich Securities

November 24, 2009

LPR-JLS-1109D

NUVEEN MORTGAGE OPPORTUNITY TERM FUND

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Mortgage Opportunity Term Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information relating to common shares of beneficial interest of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated November 24, 2009 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated November 24, 2009.

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INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective is to generate attractive total returns through opportunistic investments in mortgage-backed securities (“MBS”). The Fund intends to invest in MBS directly, and indirectly through a separate investment as a limited partner in a public-private investment fund formed pursuant to the Public-Private Investment Program (“PPIP”) established by the United States Department of the Treasury (the “UST”). The Fund cannot assure you that it will achieve its investment objective.

The Fund seeks to achieve its investment objective by investing primarily in a diverse portfolio of MBS with broad exposure to various issuers, consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). MBS represent interests in diversified pools of residential or commercial mortgage loans, and may take the form of, among others, pass-through certificates or collateralized mortgage obligations (“CMOs”). The Fund will seek to select MBS that, in the judgment of the Fund’s portfolio management team, represent an undervalued investment opportunity with favorable total return potential, based upon a rigorous analysis of the credit performance of the mortgage loan portfolios underlying the MBS; security structure characteristics such as credit enhancement, default patterns of underlying loans, and priority of payment; and the relative financial strength of the mortgage loan servicer. NAM and Wellington Management Company, LLP (the “Subadviser”) are unaffiliated registered investment advisers.

To implement its strategy, the Fund intends to invest in MBS directly, and indirectly through a separate investment as a limited partner in a private feeder fund (the “Feeder PPIP Fund”). The Feeder PPIP Fund will invest alongside the UST in a master fund that has been organized to invest directly in MBS and other assets eligible for purchase under PPIP (the “Master PPIP Fund”). NAM will determine whether and to what extent the Fund will invest in the Feeder PPIP Fund. NAM may delegate, in its sole and absolute discretion, management of assets that have been committed to the Feeder PPIP Fund but not yet called, to a subadviser of its choosing, including the Subadviser. The Fund anticipates initially investing approximately 70% to 80% (representing 54% to 67% of Managed Assets (as defined below)) of the net proceeds of this offering directly in MBS and other permitted investments and approximately 20% to 30% (representing 33% to 46% of Managed Assets) of the net proceeds in the Feeder PPIP Fund. Under no circumstances will the Fund invest more than 40% of the net proceeds of this offering in the Feeder PPIP Fund.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in MBS, directly and indirectly by investing in the Feeder PPIP Fund. MBS include, but are not limited to, the following: U.S. agency mortgage-backed pass-through securities issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and other federal agencies, or issues guaranteed by them; delegated underwriting and servicing bonds, including pools of multi-family housing loans issued by FNMA and FHLMC; non-agency RMBS; non-dollar RMBS; CMBS and CMOs, including interest only (“IO”), principal only (“PO”), and other mortgage securities, backed by U.S. agency or non-agency pass-through securities; mortgage-related asset-backed securities (“ABS”), such as home equity loan-backed (“HEQ”) securities; MBS credit default swaps (including on the CMBX, TRX, and ABX indices), and other derivative instruments related to MBS and repurchase agreements supported by agency MBS. The Fund also may invest up to 20% of its Managed Assets in other permitted investments, including cash and cash equivalents, UST securities, non-mortgage related ABS, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including on the CDX index), and other synthetic mortgage-related exposure, including equity investments in mortgage REITs, as permitted by the Investment Company Act of 1940, as amended (“1940 Act”). The Fund also may invest in any newly developed mortgage-related derivatives that may hereafter become available for mortgage investing.

The Fund intends to use leverage to enhance total returns. The Fund intends to use leverage indirectly through its investment in the leveraged Master PPIP Fund, which will borrow from the UST and perhaps from other government or private sources. The Fund also may employ leverage directly at the Fund level in the form

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of the issuance of preferred shares, borrowings from a qualified government sponsored program or from banks, reverse repurchase agreements or other leverage financing. The Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect, to total Managed Assets) to 33% of its Managed Assets. The Fund’s “Managed Assets” are the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, leverage at the Master PPIP Fund level attributable to the Fund’s investment in the Feeder PPIP Fund.

Master PPIP Fund Leverage. The Master PPIP Fund will borrow money from the UST for investment purposes in an amount equal to approximately 50% of the Master PPIP Fund’s total assets immediately after giving effect to the borrowing (the “UST Debt Financing”). The Master PPIP Fund will bear the interest expense and other financing costs arising out of its use of the UST Debt Financing. The Master PPIP Fund may also seek to access, to the extent permitted, other private or public sources of leverage. Although the Master PPIP Fund’s borrowing will not constitute actual borrowing of the Fund and will be non-recourse to the Fund, it will constitute effective leverage for the Fund.

Fund Leverage. The Fund may employ additional leverage directly at the Fund level in the form of the issuance of preferred shares, borrowings from a qualified government sponsored program or from banks, reverse repurchase agreements or other leverage financing. As a result of the Fund’s investment in the leveraged Master PPIP Fund and its other potential Fund-level leverage, the Fund may have a combined effective leverage ratio of up to 33% of its Managed Assets.

The Fund also intends to establish a standby credit facility in an amount up to 5% of Managed Assets as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of up to 33% of the Fund’s Managed Assets.

The Fund may obtain leverage through entering into reverse repurchase agreements under which the Fund sells portfolio investments to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Such agreements are considered to be borrowings under the 1940 Act unless the Fund segregates an amount of cash and/or liquid securities equal to the amount of the Fund’s obligations under the reverse repurchase agreements. The Fund will segregate cash or liquid securities in a manner consistent with the positions articulated by the Securities and Exchange Commission and its staff.

There can be no assurance that the Fund’s leverage strategy will be successful. The use of leverage creates special risks for holders of Common Shares (“Common Shareholders”). Also see “Leverage” and “Risks—Leverage Risk” in the Fund’s Prospectus.

The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may use derivative instruments to seek to, among other things, enhance return, to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset.

The Fund is not limited in its ability to invest in below investment-grade or illiquid securities.

A more complete description of the Fund’s investment objectives and policies is set forth in the Fund’s Prospectus.

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INVESTMENT RESTRICTIONS

The Fund's fundamental investment policies, which may not be changed without the approval of "the holders of a majority of the outstanding Common Shares," as defined by the 1940 Act, are listed below. As a "fundamental policy":

(1) The Fund may not borrow money except to the extent permitted by the 1940 Act and any rules or exemptive orders thereunder,

(2) The Fund may not issue senior securities except to the extent permitted by the 1940 Act and any rules or exemptive orders thereunder, and

(3) For purposes of this Fund, investments in MBS will be treated as an industry or group of industries and the Fund expects to concentrate its investments therein. Otherwise, the Fund may not concentrate in a particular industry or group of industries.

For the purpose of applying the limitations set forth in the foregoing fundamental policies, the assets of the Master PPIP Fund will be consolidated with the assets of the Fund.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein and in the Prospectus.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Fund’s board of trustees (the “Board of Trustees”). The Fund may not:

(1) sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;

(2) purchase securities of registered open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder;

(3) enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options; and

(4) purchase securities of companies for the purpose of exercising control, except as otherwise permitted in the Fund’s Prospectus and this Statement of Additional Information.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may issue debt securities or borrow money. If it does so, the Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized securities ratings organizations (“NRSROs”) that may issue ratings for commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more

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stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Subadviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Investment Limitations of the Fund with Respect to the Fund’s Interest in the Feeder PPIP Fund and the Master PPIP Fund

The Feeder PPIP Fund and the Master PPIP Fund will be subject to the investment limitations described in the Prospectus. For example, as a result of the UST providing equity capital and the UST Debt Financing to the Master PPIP Fund, the UST will have certain rights and powers in regard to the Master PPIP Fund, which will indirectly subject the Fund to various risks not typically associated with an investment in a registered closed-end investment company. For example, the UST will have the right to unilaterally remove the general partner of the Master PPIP Fund in certain circumstances and to remove the general partner with the consent of a certain percentage of partnership units in other circumstances. In addition, the Master PPIP Fund will grant the UST warrants in connection with the UST providing the UST Debt Financing. See “Leverage—Master PPIP Fund Warrants” in this Statement of Additional Information.

Under the terms of the UST Debt Financing, the Master PPIP Fund will not, without the written consent of the UST:

•	acquire directly or indirectly through a flow-through entity a residual interest in a real estate mortgage investment conduit;

•

invest in any securities or assets other than assets or securities eligible for purchase under the terms of PPIP (“PPIP Eligible Assets”) (a) cash, (b) bank deposits, (c) UST securities with maturities of not more than 90 calendar days, (d) money market mutual funds that (i) are registered with the Securities and Exchange Commission and regulated under Rule 2a-7 promulgated under the 1940 Act and (ii) invest exclusively in direct obligations of the United States of America or obligations the prompt payment of the principal of and interest on which is unconditionally guaranteed by the United States of America and/or (e) any other investment approved by the UST in writing as a Temporary Investment (collectively, “Temporary Investments”);

•	enter into any derivative contract unless such contract is intended solely to hedge the Master PPIP Fund’s interest rate exposure with respect to any debt obligation;

•	hedge any credit risks arising from investments made by the Master PPIP Fund;

•	directly or indirectly lend PPIP Eligible Assets, Temporary Investments or any economic interest therein for any purpose (including to facilitate delivery of a short sale); or

•	invest more than 5% of the Master PPIP Fund’s aggregate capital commitments in any particular issuance of PPIP Eligible Assets (as measured by CUSIP number).

Due to restrictions imposed on the Master PPIP Fund by the terms of the UST Debt Financing, the Master PPIP Fund may use interest rate derivatives solely for the purpose of hedging interest rate mismatches between the UST Debt Financing and PPIP Eligible Assets. The Master PPIP Fund’s ability to use derivative contracts and engage in other strategic transactions for other hedging and risk management purposes generally will require the consent of the UST. See “Risks—Certain Risks Related to the Feeder PPIP Fund and Master PPIP Fund” in the Prospectus.

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PORTFOLIO COMPOSITION

In addition to and supplementing the Prospectus section titled “The Fund’s Investments—Portfolio Composition and Other Information,” the Fund’s portfolio will be composed principally of the investments described below.

Mortgage Backed Securities

MBS. MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans such as mezzanine loans are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. The MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. Interest rates are currently low relative to historic levels. In addition, due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Moreover, the relationship between prepayments and interest rates may give some high-yielding mortgage-related securities and ABS less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and asset-backed security’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related securities at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

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MBS generally are classified as either RMBS or CMBS, each of which is subject to certain specific risks. The Fund may invest in RMBS and CMBS, including residual interests, issued by private issuers, including subordinated mortgage-related securities. The Fund may invest in subprime mortgages or MBS that are backed by subprime mortgages although the Fund initially anticipates, based on current market conditions, that it will have limited investment exposure to this asset class. Other mortgage-related securities in which the Fund may invest are described below.

RMBS. RMBS are securities the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one-to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.

The non-agency RMBS in which the Fund may invest are generally issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund’s shares. MBS issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related RMBS because the former have no direct or indirect government guarantees of payment.

The agency RMBS in which the Fund may invest represent participations in, are secured by or payable from, mortgage loans secured by real residential property. Agency RMBS may include agency mortgage pass-through certificates issued or guaranteed by GNMA, FNMA and/or FHLMC. These mortgage pass-through certificates provide for the pass-through to investors of their pro rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the originator guarantor of such securities and the servicer of the underlying loans. GNMA, FNMA and FHLMC guarantee timely distributions of interest and principal to shareholders. Agency RMBS may also include agency CMOs, which are debt obligations issued by GNMA, FNMA or FHLMC.

CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties, such as industrial and warehouse properties, office buildings, retail space, shopping malls, cooperative apartments, hotels, motels, nursing homes, hospitals and senior living centers. CMBS have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, including multi-class structures featuring senior and subordinated classes. CMBS may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie CMBS have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBS have less prepayment risk than RMBS because of the prepayment penalties that are common in commercial mortgage loans. The process used to rate CMBS may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing

8

companies and providers of credit support. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Funds may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. CMBS have no governmental guarantee.

Below Investment Grade Securities

A significant portion of the Fund’s portfolio may consist of below investment grade securities. Although all PPIP Eligible Assets must have originally been rated AAA or an equivalent rating by at least two NRSROs, many may currently be rated below investment grade. Below investment grade securities are those rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB or lower by Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or comparably rated by other rating agencies. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Ca by Moody’s and C by S&P or Fitch are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated C by Moody’s and D by S&P or Fitch are in default and the payment of interest and/or repayment of principal is in arrears.

Lower grade securities, though higher yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in the Fund’s net asset value volatility.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such securities may not be clear.

The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody’s, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer or security.

A general description of Moody’s, S&P’s and Fitch’s ratings of securities is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

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Municipal Securities

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt.

Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, floating rate securities and other forms of municipal bonds and securities.

Municipal securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB or above are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated Aaa or AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for municipal securities unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NAM’s and the Subadviser’s research and analysis when investing in these securities.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such securities may not be clear.

A general description of Moody’s, S&P’s and Fitch’s ratings of municipal securities is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody’s, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by the U.S. Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

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Subject to the concentration limits of the Fund’s investment policies and guidelines, the Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, including, but not limited to, hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other types of municipal issuers. If the Fund invests a significant portion of its Managed Assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its Managed Assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities will be subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Municipal Leases and Certificates of Participation. Also included within the general category of municipal securities described in the Fund’s Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will generally only purchase Municipal Lease Obligations where the Subadviser believes the issuer has a strong incentive to continue making appropriations until maturity.

Hedging Strategies and Other Uses of Derivatives

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P

11

National Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in an “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Losses due to hedging transactions will reduce the Fund’s net asset value which in turn could reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to Common Shareholders. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 15% of the Fund’s Managed Assets. The Fund will invest in these instruments only in markets believed by the Subadviser to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income.

Both parties entering into a financial futures contract are required to post an initial deposit, typically equal to from 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

Options on Currency Futures Contracts. Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

The Fund and the Subadviser have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Fund, the Subadviser, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by regulations of the Commodities Futures Trading Commission in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See “Tax Matters” in this Statement of Additional Information.

Index Futures. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is

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made in cash. The Fund may invest in index futures or similar contracts if available in a form, with market liquidity and settlement and payment features, acceptable to the Fund.

In addition to the general risks associated with hedging strategies and the use of derivatives set forth above, there are several risks associated with the use of futures contracts and futures options as hedging techniques.

Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of U.S. government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Interest Rate Transactions and Total Return Swaps. The Fund may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors, as well as total return swaps and other debt related derivative instruments. The Fund may enter into these transactions in order to seek to hedge the value of the Fund’s portfolio, to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating-rate payments. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund.

The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions, including the risk that the

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counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. If NAM or the Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund will be unfavorably affected. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset payments. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, such a default could negatively impact the performance of the Common Shares. In addition, because they are two-party contracts and because they may have terms of greater than seven days, swaps and caps may be considered to be illiquid. It is possible that developments in the swaps and caps markets, including potential government regulation, could adversely affect the Fund’s ability to terminate existing agreements or to realize amounts to be received under such agreements.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into a swap or cap transaction with any counterparty that NAM and the Subadviser believe does not have the financial resources to honor its obligation under the swap or cap transaction. Further, NAM and the Subadviser will continually monitor the financial stability of a counterparty to a swap or cap transaction in an effort to proactively protect the Fund’s investments. In addition, at the time the swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares.

Repurchase Agreements

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. The agreed-upon repurchase price determines the yield during the Fund’s holding period.

Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in NAM or the Subadviser’s opinion, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. NAM and the Subadviser will monitor the

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value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, NAM and the Subadviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Segregation of Assets

As a closed-end investment company registered with the Securities and Exchange Commission, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the Securities and Exchange Commission and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation.

The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the Securities and Exchange Commission and its staff. As a result of their segregation, such assets may not be used for other operational purposes. The Subadviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trust.

Short-Term Investments

For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its available assets (i.e., assets not invested in the Feeder PPIP Fund) in high quality short-term investments. High quality short-term investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the UST or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the UST; (c) FNMA, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

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(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. NAM and the Subadviser monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. NAM and the Subadviser do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Subadviser or NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Inverse Floating Rate Securities and Floating Rate Securities

Inverse Floating Rate Securities. Inverse floating rate securities (sometimes referred to as “inverse floaters” or “residual interest securities”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as “short-term floaters” or “tender option bonds”) and inverse floating rate securities. Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse

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floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary at inception between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In the Subadviser’s or NAM’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund’s other assets to losses. The Fund will segregate or earmark liquid assets with its custodian in accordance with Securities and Exchange Commission regulations to cover these obligations. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the inverse floater could be terminated and the Fund could incur a loss. See also “Segregation of Assets” in this Statement of Additional Information.

Investments in inverse floating rate securities have the economic effect of leverage. The use of leverage creates special risks for Common Shareholders. See the Fund’s Prospectus under “Leverage” and “Risks—Leverage Risk” and “—Inverse Floating Rate Securities Risk.”

Floating Rate Securities. The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of

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the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable distributions to shareholders. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Other Investments

Zero Coupon Securities. The Fund’s investments may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero)

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to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets.

Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Defensive Position; Invest-Up Period

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its available assets (i.e., assets not invested in the Feeder PPIP Fund) in high quality short-term investments. Such transactions will be used solely to reduce risk. There can be no assurance that such strategies will be successful.

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. The Fund may invest an amount greater than 10% in such securities when permissible in accordance with Securities and Exchange Commission regulations or exemptive orders. The Fund generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive securities available in the market. The Fund may invest in investment companies that are advised by the Subadviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

The Subadviser and NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security instruments. In addition, because the securities of other investment companies may be leveraged and subject to leverage risk, the Fund may indirectly be subject to risks related to leverage. Market value of leveraged shares will tend to fluctuate more than the market value of unleveraged shares.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the Fund’s investment objectives. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Subadviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. There are no limits on the Fund’s rate

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of portfolio turnover, and investments may be sold without regard to length of time held when, in the Subadviser’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” on page 22 of the Fund’s Prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters” in this Statement of Additional Information.

LEVERAGE

The Fund pays NAM a management fee and the Subadviser a subadvisory fee, each based on Managed Assets. NAM, in consultation with the Subadviser, will decide whether and how much to leverage the Fund based solely on an assessment of whether such use of leverage will advance the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore NAM and the Subadviser’s management fees means that NAM may have an incentive to effect, and the Subadviser may have an incentive to recommend, an increase in the Fund’s use of leverage. NAM, in consultation with the Subadviser, will seek to manage that incentive by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

The Fund’s Investment in the Feeder PPIP Fund.

Master PPIP Fund Leverage. The Master PPIP Fund will borrow money from the UST for investment purposes in an amount equal to approximately 50% of the Master PPIP Fund’s total assets immediately after giving effect to the borrowing (i.e., a Full Turn Election). The Master PPIP Fund will bear the interest expense and other financing costs arising out of its use of the UST Debt Financing. The Master PPIP Fund may also borrow money from other private or public sources to the extent permitted, including through the Term Asset-Backed Securities Loan Facility program established by the Board of Governors of the United States Federal Reserve, also referred to as “TALF.” Although the Master PPIP Fund’s borrowing will not constitute actual borrowing of the Fund and will be non-recourse to the Fund, it will constitute effective leverage for the Fund of approximately 20% to 25% Managed Assets depending on the size of the Fund’s investment in the Feeder PPIP Fund. The general partner of the Master PPIP Fund will determine the level of leverage in the Master PPIP Fund independent of any leverage determinations by the Fund.

UST Debt Financing. The UST Debt Financing may be drawn down by the Master PPIP Fund subject to certain conditions. Among these conditions are that all loans provided by the UST to the Master PPIP Fund must be secured by the Master PPIP Fund’s investments, its rights under any permitted interest hedges, all other of its existing and future assets and property and any and all proceeds of the foregoing.

The Master PPIP Fund will also be required to make certain representations and warranties and to comply with certain conditions that are consistent with those typically seen with a commercial loan, as well as others specific to the PPIP, in order to make use of the UST Debt Financing. Such conditions include, but are not limited to, that:

•	there must not be any incipient or matured event of default at the time of, or after giving effect to, the borrowing;

•	the amount of loans made on any borrowing date must not exceed the amount of the UST Debt Financing then available for borrowing;

•	assuming the Master PPIP Fund has made a Full Turn Election, the Master PPIP Fund must have an asset coverage ratio of 200% on a pro forma basis both before and after accounting for the borrowing;

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•

the UST will have received a certificate from the Master PPIP Fund setting forth in reasonable detail calculations supporting certain determinations and certifying that the Master PPIP Fund owns only PPIP Eligible Assets and Temporary Investments; and

•	the deposit of a required amount must be have been made into an interest reserve account.

The Master PPIP Fund will also be required to comply with the Emergency Economic Stabilization Act of 2008 (“EESA”), implement a conflict of interests mitigation plan and a code of ethics reasonably satisfactory to the UST and allow the UST, the Special Inspector General of the Troubled Assets Relief Program, the Government Accountability Office and their respective advisors and representatives to inspect property and books and records and meet with the general partner.

As a result of receiving the UST Debt Financing, the Master PPIP Fund will be required to make interest and principal payments to the UST. Interest payments generally will be payable at a rate of LIBOR (i.e., the rate for eurodollar deposits for a period equal to one month appearing on Reuters Screen LIBOR01 Page or if such rate ceases to appear on Reuters Screen LIBOR01 Page, on any other service providing comparable rate quotations at approximately 11:00 a.m., London time on the date of determination) plus 1% per annum if the Master PPIP Fund is not then in default (LIBOR plus 3% per annum if the Master PPIP Fund is then in default). However, if LIBOR cannot be determined, then interest payments generally will be payable at the Prime Rate (i.e., the rate of interest per annum published by The Wall Street Journal from time to time as the prime rate) per annum if the Master PPIP Fund is not then in default (Prime Rate plus 2% per annum if the Master PPIP Fund is then in default). The loan provided by the UST will become due and payable on the earlier of (i) 10 years from the closing of the Master PPIP Fund and (ii) the expiration, termination or dissolution of the Master PPIP Fund. The Master PPIP Fund can choose to optionally prepay the loan at any time in whole or in part without any premium or penalty, provided that any amounts repaid or prepaid may not be re-borrowed and will reduce the amount of the UST Debt Financing available to the Master PPIP Fund. The Master PPIP Fund will also be required to pay all reasonable out-of-pockets expenses of the agent and custodian in connection with the creation, implementation and maintenance of the UST Debt Financing. In addition, the Master PPIP Fund’s use of the UST Debt Financing will require it to use and pay for the Valuation Agent to value its assets. The Valuation Agent will be the same for all public-private investment funds formed under PPIP.

Under the terms of the UST Debt Financing, all investment proceeds of the Master PPIP Fund will be held and maintained in a custodial account until such time as they are allocated and distributed in accordance with a priority of payments schedule (the “Priority of Payments”). Pursuant to the Priority of Payments, the Master PPIP Fund will be required to make payments to other parties prior to, among other things, making distributions to its partners.

The Priority of Payments will vary based upon whether the Master PPIP Fund is in default on the UST Debt Financing. Generally speaking, so long as the Master PPIP Fund has not defaulted on the UST Debt Financing, the Priority of Payments requires that the Master PPIP Fund distribute investment proceeds in the following order:

1. to payments of taxes imposed on the Master PPIP Fund and, without duplication, administrative expenses of the Master PPIP Fund;

2. to payments on interest rate hedges that the Master PPIP Fund is permitted to make (other than early termination payments attributable to counterparty default);

3. to payment of current interest and any other amounts (other than principal amounts) due to the UST as lender;

4. to set aside certain future interest payments in the interest reserve account;

5. assuming the Master PPIP Fund has made a Full Turn Election, if asset coverage with respect to the UST Debt Financing is less than 150%, to the repayment of principal to the extent necessary to cause the asset coverage to be in excess of 150% or until the UST Debt Financing has been repaid in full;

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6. to early termination payments under interest rate hedges the Master PPIP Fund is permitted to make attributable to counterparty default;

7. at the option of Wellington Management, for investments in Temporary Investments, for optional prepayment of the UST Debt Financing or, during the Master PPIP Fund’s investment period and so long as no incipient or matured event of default is then continuing, for investments in PPIP Eligible Assets;

8. commencing with the UST Debt Financing payment date occurring in January 2010, for distributions to the partners in the Feeder PPIP Fund; provided that, after giving effect to the distribution, asset coverage with respect to the UST Debt Financing is greater than 200%. Distributions to the partners pursuant to this clause 8 in any period of 12 months (or, if shorter, the period commencing on the commencement of investment operations and ending on the last day of the month immediately preceding such loan payment date) may not exceed the lesser of (x) 8% of the funded capital commitments to the Master PPIP Fund and (y) the cumulative net interest income of the Master PPIP Fund for the preceding period of 12 months (or, if shorter, the period commencing on the commencement of investment operations and ending on the last day of the month immediately preceding such loan payment date);

9. to the repayment of principal in an amount equal to the lesser of (i) the product of (x) an applicable prepayment percentage multiplied by (y) the amount remaining on deposit in the custodial account available to be distributed and (ii) an amount which reduces the principal amount to zero (minus any amount paid on such loan payment date as provided in clauses 5 and 7 above; and

10. so long as no incipient event of default is then continuing, to distributions to the Master PPIP Fund’s partners or the repayment of principal.

The Master PPIP Fund would be limited in the amount of distributions it can make to its partners for so long as its asset coverage ratio is below 200%. In addition, if the Master PPIP Fund’s asset coverage ratio falls below 150%, it will not be able to make distributions to any of its partners until such time as the asset coverage ratio is in excess of 150%.

Generally speaking, if the Master PPIP Fund has defaulted on the UST Debt Financing, the Priority of Payments requires that the Master PPIP Fund distribute investment proceeds in the following order:

1. to payments on permitted administrative expenses of the Master PPIP Fund;

2. to payments on permitted interest rate hedges secured by PPIP Eligible Assets or other collateral of the Master PPIP Fund (other than early termination payments attributable to counterparty default);

3. to payments of interest and principal and any other amounts due to the UST as the lender; and

4. to early termination payments under any permitted interest rate hedges secured by collateral attributable to counterparty default.

Events of default under the UST Debt Financing are customary for financings of this type and include non-payment of principal; inaccuracy of representations and warranties; violations of covenants; commencement by or against the general partner of the Master PPIP Fund, the Master PPIP Fund or any subsidiary thereof of bankruptcy, insolvency, liquidation, winding up or similar proceedings; default on any indebtedness by the Master PPIP Fund or any subsidiary; the actual or asserted invalidity of any security document or security interest; a vote to remove the general partner of the Master PPIP Fund and the removal of the general partner of the Master PPIP Fund for cause or the happening of certain events relating to the investment team.

Full-Turn versus Half-Turn UST Leverage. Investment proceeds distributed from the Master PPIP Fund to the UST are subject to an additional amount, calculated on the basis of an applicable “Warrant Percentage.” The Warrant Percentage is, in turn, dependent on whether the Master PPIP Fund elects UST leverage of up to 100% of the Master PPIP Fund’s capital commitment (a “Full Turn Election”) or up to 50% of the Master PPIP Fund’s capital commitment (a “Half Turn Election”). Because the Master PPIP Fund has elected a Full Turn Election,

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the Warrant percentage will equal 2.5% and no additional debt other than UST leverage is permitted. However, the Master PPIP Fund may in the future switch to a Half Turn Election, in which case the Warrant Percentage would remain unchanged and certain additional third party debt would be permitted. A Full Turn Election will not subsequently be available if the Master PPIP Fund switches to a Half Turn Election.

If a Half Turn Election is in effect, subject to compliance with an incurrence-based leverage test and an asset coverage test, the borrower may finance PPIP-eligible assets using proceeds of borrowings of TALF debt as well as proceeds of borrowings of additional debt (collectively, “Third Party Debt”). PPIP-eligible assets acquired through Third Party Debt must be financed, acquired and held through wholly owned financing subsidiaries of the borrower. In connection with incurrence of permitted Third Party Debt, PPIP-eligible assets may be contributed to financing subsidiaries or may be acquired by financing subsidiaries and will not constitute collateral and will be available to secure such Third Party Debt.

Master PPIP Fund Warrants. The Master PPIP Fund will grant warrants to the UST in connection with the UST’s provision of equity capital and UST Debt Financing to the Master PPIP Fund. The warrants provide for preferential payments by the Master PPIP Fund to the UST after the Master PPIP Fund has returned all of the capital invested in the Master PPIP Fund by its partners. After the Master PPIP Fund has paid to each partner distributions equal to each partner’s capital contributions, for every $100 that would otherwise be distributed to the Feeder PPIP Fund (and thus indirectly to the Fund) and the other partners, $2.50 would be allocated to an escrow account and $97.50 would be distributed to the Feeder PPIP Fund and other partners on a pro rata basis. Upon liquidation of the Master PPIP Fund, the amount, if any, by which cumulative warrant payments exceed 2.5% of the cumulative net distributions of eligible investment proceeds will be returned to the other partners, including the Feeder PPIP Fund (assuming no event of default by the Feeder PPIP Fund). See “Risks —Leverage Risk,” and “ —Certain Risks Related to PPIP” in the Prospectus.

Fund Leverage. The Fund may use additional leverage by borrowing directly. In addition, the Fund may employ leverage by issuing senior securities such as preferred shares or may arrange other leverage financing. The Fund anticipates that any Fund-level leverage will not exceed 8% to 13% of its Managed Assets. As a result of the Fund’s investment in the leveraged Master PPIP Fund and its other potential Fund-level leverage, once the Fund is fully invested, it expects to have a combined effective leverage ratio of up to 33% of its Managed Assets.

The Fund also intends to establish a standby credit facility in an amount up to 5% of Managed Assets as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company. See “Distributions” in the Prospectus. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of up to 33% of the Fund’s Managed Assets. There can be no assurance that the Fund’s leverage strategy will be successful.

Reverse Repurchase Agreements. The Fund may obtain leverage through entering into reverse repurchase agreements under which the Fund sells portfolio investments to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Such agreements are considered to be borrowings under the 1940 Act unless the Fund segregates an amount of cash and/or liquid securities equal to the amount of the Fund’s obligations under the reverse repurchase agreements. The Fund will segregate cash or liquid securities in a manner consistent with the positions articulated by the Securities and Exchange Commission and its staff.

There can be no assurance that the Fund’s leverage strategy will be successful. The use of leverage creates special risks for Common Shareholders. See the Fund’s Prospectus under “Leverage,” “Risks—Leverage Risk” and “Risks—Inverse Floating Rate Securities Risk.”

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MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with NAM (“the management agreement”), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is nine, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and eight of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), NAM or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the 2013 annual meeting, the Class II trustees serving until the 2011 annual meeting and the Class III trustees serving until the 2012 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, William C. Hunter, Judith M. Stockdale and Carole E. Stone are slated in Class I, John P. Amboian, David J. Kundert and Terence J. Toth are slated in Class II and Robert P. Bremner, Jack B. Evans, and William J. Schneider are slated in Class III. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Fund are directors or trustees, as the case may be, of 75 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 122 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Robert P. Bremner 333 West Wacker Drive Chicago, IL60606 (8/22/40)	Chairman of the Board and Trustee	Term—Class III Length of service— Since inception	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	197	N/A

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jack B. Evans* 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Term—Class III Length of service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (a regional financial services firm).	197	See Principal Occupation description

*	As a result of his ownership of securities issued by Wells Fargo & Company, the parent company of Wells Fargo Securities, LLC, one of the principal underwriters of the Fund, the Fund believes that Mr. Evans may be deemed to be an interested person for as long as Wells Fargo Securities, LLC serves as co-lead underwriter to the Fund and, therefore, for purposes of this offering he is being treated as an interested person. Mr. Evans owns less than 1% of such securities outstanding and has abstained from voting on any items involving the appointment of Wells Fargo Securities, LLC as co-lead underwriter to the Fund.

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Term—Class I Length of service— Since 2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005) of Beta Gamma Sigma International Society; formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); formerly, Director (1997-2007), Credit Research Center at Georgetown University; previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	197	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Term—Class II Length of service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; member of the Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	197	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Term—Class III Length of service— Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	197	See Principal Occupation description

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Term—Class I Length of service— Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	197	N/A

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Term—Class I Length of service— Since 2007	Director, C2 Option Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	197	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Trustee	Term—Class II Length of service— Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004) Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007); Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	197	N/A

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:
John P. Amboian** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Trustee	Term—Class II Length of service— Since 2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management and Nuveen Investments Advisors, Inc.; formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***	197	See Principal Occupation description

**	Mr. Amboian is an “interested person” of the Fund, as defined in the 1940 Act, by reason of his positions with Nuveen Investments and certain of its subsidiaries.
***	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into NAM, effective January 1, 2005.

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until July 2010— Length of Service— Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002) and Associate General Counsel and Assistant Secretary of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Chartered Financial Analyst.	197

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term—Until July 2010— Length of Service—Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	122

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Mark J.P. Anson 333 West Wacker Drive Chicago, IL 60606 (6/10/59)	Vice President	Term—Until July 2010— Length of Service— Since 2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of British Telecom Pension Scheme (2006-2007); Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	197

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term—Until July 2010— Length of Service— Since 2007	Managing Director, (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	122

Nizida Arriaga 333 West Wacker Drive Chicago, IL 60606 (6/1/68)	Vice President	Term—Until July 2010— Length of Service— Since 2009	Vice President of Nuveen Investments, LLC (since 2007); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	197

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President	Term—Until July 2010— Length of Service— Since 2002	Vice President of Nuveen Investments, LLC (since 2002); Vice President of Nuveen Asset Management (since 2005).	197

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until July 2010— Length of Service— Since 2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	197

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until July 2010— Length of Service— Since 1998	Managing Director (since 2004) of Nuveen Investments LLC; Managing Director (since 2005) of Nuveen Asset Management; formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	197

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until July 2010— Length of Service— Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	197

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until July 2010— Length of Service—Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	197

William T. Huffman 333 West Wacker Drive Chicago, IL 60606 (5/7/69)	Vice President	Term—Until July 2010— Length of Service—Since 2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	133

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term—Until July 2010— Length of Service— Since 2003	Senior Vice President (since 2008), formerly, Vice President (2006-2008); formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary of Nuveen Asset Management; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	197

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term—Until July 2010— Length of Service— Since 2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	197

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until July 2010— Length of Service— Since 1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	197

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until July 2010— Length of Service— Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President (2007-2008) and Assistant Secretary (since 2007) Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	197

John V. Miller 333 West Wacker Drive Chicago,4 IL 60606 (4/10/67)	Vice President	Term—Until July 2010— Length of Service— Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	133

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Gregory Mino 333 West Wacker Drive Chicago, IL 60606 (1/4/71)	Vice President	Term—Until July 2010— Length of Service— Since 2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	197

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term—Until July 2010— Length of Service— Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	197

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term—Until July 2010— Length of Service— Since 2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	197

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term—Until July 2010— Length of Service— Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	197

*	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into NAM, effective January 1, 2005.

Board Committees

The Board of Trustees has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee. Because the Fund is newly organized, none of the committees have met during the Fund’s last fiscal year. The executive committee will meet once prior to the commencement of the Fund’s operations.

Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian, serve as members of the Executive Committee of the Board of Trustees of the Fund. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The Audit Committee monitors the accounting and reporting policies and practices of the Fund, the quality and integrity of the financial statements of the Fund, compliance by the Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth.

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The Nominating and Governance Committee is composed of the independent trustees of the Fund. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board of Trustees. The Nominating and Governance Committee is responsible for trustee selection and tenure; selection and review of committees; and Board education and operations. In addition, the Nominating and Governance Committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth.

The Dividend Committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth.

The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other committees. As part of its duties regarding compliance matters, the Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are William J. Schneider, Chair, William C. Hunter, Judith M. Stockdale and Carole E. Stone. The Committee has adopted a written charter.

Independent Chairman

The trustees have elected Robert P. Bremner as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Class I trustees will serve until the annual meeting of shareholders in 2013; Class II trustees will serve until the annual meeting of shareholders in 2011; and Class III trustees will serve until the annual meeting of shareholders in 2012. As each trustee’s term expires, shareholders will be asked to elect trustees and such trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See the Fund’s Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws.”

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Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2008:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John M. Amboian	None	Over $100,000
Robert P. Bremner	None	Over $100,000
Jack B. Evans	None	Over $100,000
William C. Hunter	None	Over $100,000
David J. Kundert	None	Over $100,000
William S. Schneider	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Carole E. Stone	None	$50,001-$100,000
Terence J. Toth	None	Over $100,000

No trustee who is not an interested person of the Fund or his immediate family member owns beneficially or of record, any security of NAM, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen Investments.

Compensation

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with NAM serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Deferred Compensation Plan”) that permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

	Aggregate Compensation from Fund(1)	Amount of Total Compensation from the Fund That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Robert P. Bremner	$1,414	$—	$216,138
Jack B. Evans	1,140	—	189,578
William C. Hunter	993	—	120,659
David J. Kundert	1,153	—	128,240
William J. Schneider	1,203	—	140,917
Judith M. Stockdale	1,018	—	160,362
Carole E. Stone	993	—	171,750
Terence J. Toth(4)	1,093	—	28,695

(1)	Based on the estimated compensation to be earned by the independent trustees for the period ending October 31, 2010, representing the Fund’s first full fiscal year, for services to the Fund.

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(2)	Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.
(3)	Based on the compensation paid (including any amounts deferred) for the calendar year ended December 31, 2008 for services to the Nuveen Funds. Because Nuveen Funds have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.
(4)	Mr. Toth was appointed to the Board of Trustees of the Nuveen Funds, effective July 1, 2008.

Independent trustees receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Trustees; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person at a Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for initial public offerings, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the independent Chairman of the Board of Trustees receives $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $7,500 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset sizes, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Fund has no employees. Its officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER

NAM, the Fund’s investment adviser, will be responsible for determining the Fund’s overall investment strategy and the selection and ongoing monitoring of the Subadviser. NAM will determine whether and to what extent the Fund will invest in the Feeder PPIP Fund. NAM may delegate management of assets that have been committed to the Feeder PPIP Fund but not yet called to the Subadviser. NAM also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund.

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $141 billion of assets under management as of September 30, 2009. According to data from Thomson Wealth Management, Nuveen Investments is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (126) and the amount of fund assets under management (approximately $46 billion) as of September 30, 2009.

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Nuveen Investments provides high quality investment services designed to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital.

SUBADVISER

Wellington Management Company, LLP (“Wellington Management”) is the Fund’s subadviser, and is a professional investment counseling firm. Wellington Management is one of the largest private asset managers in the financial services industry, with over $506 billion in client assets under management as of September 30, 2009. As of that date, the firm served as investment adviser to approximately 1,500 institutions, including investment companies, pension plans, financial institutions, endowments and foundations, located in over 40 countries.

The Subadviser has day-to-day responsibility for managing the Fund’s direct investments in MBS and other permitted investments, and is investment adviser to the Feeder PPIP Fund and the Master PPIP Fund. In certain instances, at NAM’s direction, the Subadviser may manage assets that have been committed to the Feeder PPIP Fund by NAM but have not yet been called by the Feeder PPIP Fund. An affiliate of the Subadviser is the general partner to the Feeder PPIP Fund and the Master PPIP Fund. The UST pre-qualified the Subadviser as a PPIP Eligible Manager (defined below) in July 2009. NAM and Wellington Management are unaffiliated registered investment advisers.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

NAM Portfolio Manager

John V. Miller, CFA, Chief Investment Officer and Managing Director of NAM, is the portfolio manager of the Fund, responsible for determining whether and to what extent to invest a portion of the Fund’s assets in the Feeder PPIP Fund. Mr. Miller joined Nuveen in 1996 as a municipal credit analyst and moved into portfolio management in 2000. He became a managing director and head of NAM’s portfolio managers in 2006, and he became NAM’s Chief Investment Officer in 2007, supervising all of NAM’s fixed-income investment activities. Mr. Miller earned his BA in economics and political science from Duke University, an MA in economics from Northwestern University, and an MBA with honors in finance from the University of Chicago.

NAM Portfolio Manager Compensation

The compensation of NAM’s portfolio manager consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining the portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor.

Base salary. The portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager’s base salary.

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Cash bonus. The portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to NAM’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to NAM’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments by a group of investors lead by Madison Dearborn Partners, LLC in November 2007, certain employees, including the portfolio manager, received profit interests in Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen mutual funds and awarded such shares, subject to vesting, to certain employees, including the portfolio manager.

Material conflicts of interest. The portfolio manager’s simultaneous management of the Fund and certain other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. NAM, however, believes that such potential conflicts are mitigated by the fact that NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial ownership of securities. As of the date of this Statement of Additional Information, Mr. Miller does not beneficially own any Common Shares issued by the Fund.

Wellington Management Portfolio Manager

Michael F. Garrett, Vice President and Fixed Income Portfolio Manager of Wellington Management, will serve as portfolio manager of the Fund. Mr. Garrett joined Wellington Management in 1999 as an investment professional. Mr. Garrett is responsible for managing mortgage and government bond portfolios for Wellington Management’s mutual fund and institutional clients. He leads the firm’s Mortgage-Backed investment team. Prior to joining Wellington Management in 1999, Mr. Garrett was a fixed income securities trader with Credit Suisse First Boston (1996-1999), a mortgage portfolio manager with MetLife Investment Management Co. (1995-1996), and the senior securities trader for First Federal Savings & Loan Association (1991-1995). Mr. Garrett received his BA in economics from Yale University (1991).

In addition to serving as portfolio manager to the Fund, Mr. Garrett is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of October 31, 2009 unless otherwise indicated.

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	3	$561,354,823
Other Pooled Investment Vehicles	2	$451,878,437
Other Accounts	10	$3,028,454,294

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Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance-based Fees)
Registered Investment Company	0	$0
Other Pooled Investment Vehicles	1	$313,372,168
Other Accounts	1	$887,739,351

Wellington Management Conflict of Interest Policies

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Michael F. Garrett, the Wellington Management portfolio manager of the Fund, generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. Mr. Garrett makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Mr. Garrett may purchase or sell securities, including in initial public offerings, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

Mr. Garrett or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, Mr. Garrett may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Garrett also manages the Feeder PPIP Fund and the Offshore Feeder PPIP Fund, which pay a performance allocation to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by Mr. Garrett. Finally, Mr. Garrett may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of initial public offerings, and compliance with the firm’s code of ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

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Wellington Management Portfolio Manager Compensation

Wellington Management will receive a fee based on the Fund’s Managed Assets as set forth in the Investment Sub-Advisory Agreement between Wellington Management and the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the fees earned with respect to the Fund. The following information is as of the date of this Statement of Additional Information.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s portfolio manager includes a base salary and incentive components. The base salary for the portfolio manager is determined by the portfolio manager’s experience and performance in his role as a portfolio manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of the portfolio manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by the portfolio manager. The incentive paid to the portfolio manager is based on the revenues earned by Wellington Management from the Fund, which have no performance-related component. Wellington Management applies similar incentive structures to other accounts managed by the portfolio manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The portfolio manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Beneficial Ownership of Securities. As of the date of this Statement of Additional Information, Mr. Garrett does not beneficially own any Common Shares issued by the Fund.

PPIP Eligible Manager

In order for an investment adviser to be permitted to manage a public-private investment fund formed pursuant to the PPIP, they must meet UST criteria and be selected by the UST as a “PPIP Eligible Manager.” In making this determination, the UST evaluated the Subadviser according to criteria including, but not limited to: (1) demonstrated capacity to raise at least $500 million of private capital, (2) demonstrated experience investing in PPIP Eligible Securities, (3) a minimum of $10 billion (market value) of PPIP Eligible Assets under management, (4) demonstrated operational capacity to manage PPIP Eligible Assets in a manner consistent with the UST’s stated investment objective, while also protecting taxpayers, and (5) presence of headquarters in the United States. In addition to the evaluation of PPIP Eligible Manager applications, the UST conducts legal, compliance, conflict-of-interest and business due diligence on each PPIP Eligible Manager. The due diligence process encompasses, among other things, in-person management presentations and limited partner reference calls. The UST considers these criteria on a holistic basis and failure to meet any one criterion does not necessarily disqualify an application.

The Subadviser was pre-qualified by the UST to be a PPIP Eligible Manager in July 2009.

Additional Information Concerning Portfolio Management

Unless earlier terminated as described below, the Fund’s management agreement with NAM will remain in effect until August 1, 2011. The management agreement continues in effect from year to year so long as such

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continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Fund, NAM, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, the Subadviser, NAM and Nuveen can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.

The Fund primarily invests its assets in MBS. On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of certain issuers whose securities the Fund already owns when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, NAM may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board of Trustees on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board of Trustees or its representative. A member of NAM’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the Securities and Exchange Commission on Form N-PX, provided to the Fund’s Board of Trustees and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Fund, NAM will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of NAM’s legal and compliance departments, in consultation with the Board of Trustees, will examine the conflict of interest and seek to resolve such conflict in the best interest of the Fund. If a member of NAM’s legal or compliance department or the Board of Trustees has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, NAM (and where such authority has been delegated, the Subadviser) is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter (“OTC”) market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. The Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with NAM’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of NAM except in compliance with the 1940 Act.

It is NAM’s policy to seek the best execution under the circumstances of each trade. The Subadviser will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses. While NAM will be primarily responsible for the placement of the business of the Fund, NAM’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

The Subadviser may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. The Subadviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where NAM reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM’s management outweigh any disadvantage that may arise from NAM’s larger management activities and its need to allocate securities.

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DESCRIPTION OF SHARES

Common Shares

For a description of the Fund’s Common Shares, see “Description of Shares—Common Shares” in the Fund’s Prospectus.

Preferred Shares

The Fund has no current intention to issue preferred shares in the first two years of the Fund. However, the Fund’s Declaration of Trust (the “Declaration”) authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any preferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference. Any preferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any corporation, association, trust or other organization or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of preferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that preferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of preferred shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of preferred shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of preferred shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding preferred shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding preferred shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain

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actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the preferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding preferred shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided, however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Fund’s By-laws. The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in a Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in this Statement of Additional Information. The class or series vote of holders of preferred shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and preferred shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s preferred shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares. The terms of the preferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase preferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

In the event of any future issuance of preferred shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as preferred shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred shares.

Borrowings

The Fund may issue commercial paper or notes (“Borrowings”). The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. For example, the Fund intends to establish a standby credit facility in an amount up to 5% of Managed Assets on a temporary measure for proposes of making distributions to Common Shareholders in order to maintain its favorable tax status as a regulated investment company. The Fund may issue Borrowings (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of any such Borrowings over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by

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guidelines of one or more rating agencies that may issue ratings on commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings would be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund would repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that Common Share repurchases or tender offers, if undertaken, will reduce market discount.

The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Common Shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any Borrowings to finance Common Shares repurchase transactions or the accumulation of cash by the Fund in anticipation of Common Shares repurchases or tenders will reduce the Fund’s net income. Any Common Shares repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board of Trustees’ present policy, which may be changed by the Board of Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of Common Shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase Common Shares; or (3) there is, in the Board of Trustees’ judgment, any (a) material legal

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action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange or elsewhere, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or the Common Shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s Common Shares outstanding at the time. See the Fund’s Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s Common Shares would no longer be listed on the New York Stock Exchange or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of Common Shares at prices below net asset value will result in an increase in the net asset value of those Common Shares that remain outstanding. However, there can be no assurance that Common Share repurchases or tenders at or below net asset value will result in the Fund’s Common Shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s Common Shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or the Common Shareholders, and market considerations. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and the Common Shareholders, no action should be taken.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of K&L Gates LLP, special counsel to the Fund.

The summary below provides general tax information related to an investment in the Common Shares. The discussion is based upon the Code, UST Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to differing interpretations or change (possibly with retroactive effect). Unless otherwise noted, this discussion applies only

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to U.S. Common Shareholders. For purposes of this discussion, a U.S. Common Shareholder is an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in the Common Shares. It does not address all of the tax consequences that may be relevant to a particular Common Shareholder or to Common Shareholders subject to special treatment under U.S. federal income tax laws (including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. Common Shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes). In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. This discussion is limited to Common Shareholders who hold their Common Shares as capital assets. No private letter ruling has been sought from the IRS regarding any matter discussed herein. Except for the opinion described below concerning the asset diversification test, counsel to the Fund has not rendered and will not render any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No assurance can be given that the Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of purchasing Common Shares of the Fund as part of this offering, as well as the effects of state, local and non-U.S. tax laws.

Taxation of the Fund

The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company, under Subchapter M of the Code. To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. In applying the asset diversification test described in clause (b) of the preceding sentence, the Fund will look through to the assets of the Master PPIP Fund, relying in part on an opinion from K&L Gates LLP that for purposes of Section 851(b)(3) of the Code, the Fund should be treated as though it directly invested in the assets held by the Master PPIP Fund. The opinion is based on analogous provisions in the tax law, on general principles of partnership taxation, and on the purpose and intention of the tax laws governing regulated investment companies. While it reflects the administrative practice of the IRS in rulings that have been issued to other taxpayers and in generally applicable revenue procedures, such administrative interpretations do not constitute official precedent. The opinion notes that there is no specific authority directly on point dealing with the application of Code Section 851(b)(3) to partnership interests held by regulated investment companies and it states that there can be no assurance that the IRS will not successfully challenge the conclusions therein.

If the Fund fails to satisfy as of the close of any quarter the asset diversification test referred to in the preceding paragraph, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. However, because the Feeder PPIP Fund may effect withdrawals from the Master PPIP Fund only upon written consent of the UST, and the Fund may effect withdrawals from the Feeder PPIP Fund only upon written

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consent of the general partner of the Feeder PPIP Fund, the Fund may not be able to withdraw its investment promptly after it has made a decision to do so. As a result, it will be more difficult for the Fund to cure a violation within the 30-day period.

If the Fund fails to cure a violation within 30 days, it may lose its status as a regulated investment company under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to the Fund’s shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a regulated investment company could have a material adverse effect on the value of the Fund’s Common Shares and the amount of Fund distributions.

As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to Common Shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its Common Shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Common Shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its Common Shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.

Generally, if an entity or a portion of an entity is classified as a taxable mortgage pool (“TMP”), then the entity or portion thereof is treated as a separate corporation subject to U.S. federal income tax. An entity, or a portion of an entity, may be classified as a TMP under the Code if (i) substantially all of its assets consist of debt obligations or interests in debt obligations, (ii) more than 50% of those debt obligations are real estate mortgages, interests in real estate mortgage loans or interests in certain MBS as of specified testing dates, (iii) the entity has issued debt obligations that have two or more maturities and (iv) the payments required to be made by the entity on its debt obligations “bear a relationship” to the payments to be received by the entity on the debt obligations that it holds as assets. Under UST Regulations, if less than 80% of the assets of an entity (or a portion of an entity) consist of debt obligations, these debt obligations are considered not to comprise “substantially all” of its assets, and therefore the entity would not be treated as a TMP.

Because (i) the Master PPIP Fund will acquire, directly or indirectly, portfolios of assets that consist principally of debt instruments, more than half of which are real estate mortgage loans, interests in real estate mortgage loans or interests in certain MBS, (ii) the Master PPIP Fund may leverage such portfolios indirectly by issuing debt obligations with more than one maturity, including through the use of TALF funding, and (iii) such obligations could bear a relationship to the debt instruments in the applicable leveraged portfolio, absent the administrative relief described below, there is a risk that the Master PPIP Fund (or a portion of the Master PPIP Fund consisting of one or more such portfolios) or the Feeder PPIP Fund or a portion of the Fund could be treated as a TMP subject to U.S. federal income taxation as a corporation.

On August 27, 2009, the IRS released Revenue Procedure 2009-38, which provides relief to a fund such as the Fund as well as the Feeder PPIP Fund and the Master PPIP Fund on the TMP classification issue. The guidance provides that the IRS will not assert TMP status for any public-private investment fund (such as the Master PPIP Fund) (or portion thereof) that holds so-called “Legacy Securities” (which would include PPIP Eligible Assets as defined in the Fund’s Prospectus) pursuant to the public-private investment program

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established by the UST, provided the U.S. government owns a significant equity interest in such public-private investment fund. The guidance also applies to (i) any entity (or portion thereof) substantially all of the assets of which are equity interests in a public-private investment fund or in another such entity, or (ii) any portion of an entity which consists of an equity interest in a public-private investment fund or an entity described in clause (i). The revenue procedure is effective on August 27, 2009. If either the Feeder PPIP Fund or the Master PPIP Fund (or any portion thereof or of the Fund) were determined to be a corporation for U.S. tax purposes, it would be taxed on its earnings at corporate rates of up to 35%, thereby reducing the return to the Common Shareholders, and any distributions would be taxable as dividends to the extent of its earnings and profits.

The remainder of this discussion assumes that each of the Feeder PPIP Fund and the Master PPIP Fund will be treated in its entirety as a partnership for U.S. federal income tax purposes and that no portion of the Fund will be treated as a separate corporation under the TMP rules. Therefore, with respect to its indirect investment in the Master PPIP Fund, the Fund’s income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by the Master PPIP Fund. Any references to, and descriptions of the U.S. federal income tax aspects of, the Fund's investment practices and activities take into account the investment practices and activities of the Master PPIP Fund.

Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its Common Shareholders) and distributions to Common Shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to Common Shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate Common Shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate Common Shareholders.

Due to the nature of the assets in which the Fund invests, it may be required to recognize taxable income for U.S. federal income tax purposes from those assets in advance of the Fund's receipt of cash flow on or proceeds from disposition of such assets, and may be required to recognize taxable income for U.S. federal income tax purposes in early periods that exceeds the economic income ultimately realized on such assets.

The Fund expects to acquire debt instruments in the secondary market for less than their stated redemption price at maturity. The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectibility rather than current market interest rates. The amount of such discount will nevertheless generally be treated as “market discount” for U.S. federal income tax purposes. Market discount on a debt instrument accrues ratably on a daily basis, unless an election is made to accrue market discount on the basis of the constant yield to maturity of the debt instrument, based generally on the assumption that all future payments on the debt instrument will be made. Absent an election to accrue currently, accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made. Payments on residential mortgage loans are ordinarily made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full.

Similarly, many of the debt instruments (including MBS) that the Fund purchases will likely have been issued with original issue discount (“OID”), which discount might reflect doubt as to whether the entire principal amount of such debt instruments will ultimately prove to be collectible. The Fund will be required to report such OID based on a constant yield method and income will be accrued and be currently taxable based on the assumption that all future projected payments due on such debt instruments will be made.

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Finally, in the event that any debt instruments (including MBS) acquired by the Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income as it accrues, despite doubt as to its ultimate collectibility. Similarly, the Fund may be required to accrue interest income with respect to subordinate MBS at its stated rate regardless of whether corresponding cash payments are received or are ultimately collectible.

Due to each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a significant risk that the Fund may have substantial taxable income in excess of cash available for distribution. The Fund intends to hold Temporary Investments directly and not through the Master PPIP Fund to satisfy the distribution requirements necessary to maintain the Fund's status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes but no assurances can be given in this regard. Further, to satisfy its distribution requirements, the Fund may borrow on unfavorable terms or distribute amounts that would otherwise be invested in future acquisitions, capital expenditures or repayment of debt. In addition, the Fund may make distribution in its Common Shares to satisfy the distribution requirements necessary to maintain the Fund's status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes but no assurances can be given in this regard.

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Taxation of Common Shareholders

Distributions to Common Shareholders of net investment income received by the Fund and of net short-term capital gains realized by the Fund, if any, will be taxable to Common Shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that are properly designated by the Fund as “capital gain dividends” are taxable as long-term capital gain, regardless of the length of time the Common Shareholders has owned the Common Shares with respect to which such distributions are made. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a Common Shareholder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gain to the Common Shareholder (assuming the Common Shares are held as a capital asset). For taxable years beginning before January 1, 2011, “qualified dividend income” received by noncorporate Common Shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to Common Shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital

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gains) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, if the Fund issues a class of preferred shares, then the Fund intends each year to allocate ordinary income dividends and capital gain dividends, if any, between its Common Shares and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholder of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the Common Shareholder) on December 31 of the year declared.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to holders of Common Shares who hold their Common Shares as capital assets. Generally, a Common Shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Current law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Absent further legislation, the 15% maximum rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2010. If a Common Shareholder sells or otherwise disposes of Common Shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any capital gain dividends received by the Common Shareholder (or amounts designated as undistributed capital gains with respect to such Common Shares). Any loss realized on a sale or exchange of Common Shares of the Fund will be disallowed to the extent those Common Shares of the Fund are replaced by other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Common Shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold federal income tax from all taxable distributions and redemption proceeds payable to Common Shareholder who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the Common Shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

EXPERTS

The Financial Statements of the Fund will be audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and will be included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to the Fund. The principal business address of PricewaterhouseCoopers LLP is One North Wacker Drive, Chicago, IL 60606.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

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ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Nuveen Mortgage Opportunity Term Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of Nuveen Mortgage Opportunity Term Fund (the “Fund”) at October 28, 2009, and the results of operations for the period September 10, 2009 (date of organization) through October 28, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

Chicago, IL

November 6, 2009

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NUVEEN MORTGAGE OPPORTUNITY TERM FUND

Statement of Assets and Liabilities

October 28, 2009

Assets:
Cash	$100,275
Offering costs	840,000
Receivable from Adviser	16,000

Total assets	956,275

Liabilities:
Accrued offering costs	840,000
Payable for organization expenses	16,000

Total liabilities	856,000

Net assets	$100,275

Shares outstanding	4,200

Net asset value per share outstanding ($100,275 divided by 4,200 shares outstanding)	$23.875

Net assets consist of:
Shares, $.01 par value; unlimited number of shares authorized, 4,200 shares outstanding	$42
Paid-in surplus	100,233

Net assets	$100,275

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NUVEEN MORTGAGE OPPORTUNITY TERM FUND

Statement of Operations

Period from September 10, 2009 (date of organization) through October 28, 2009

Investment income	$—

Expenses:
Organization expenses	16,000
Expense reimbursement	(16,000)

Total expenses	—

Net investment income	$—

(1) The Fund

Nuveen Mortgage Opportunity Term Fund (the “Fund”) was organized as a Massachusetts business trust on September 10, 2009. The Fund has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 4,200 shares to Nuveen Asset Management, the Fund’s investment adviser (“NAM” or the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

The Fund seeks to generate attractive total returns through opportunistic investments in mortgage-backed securities. The Fund seeks to achieve its investment objectives by investing in mortgage-backed securities directly and indirectly through a separate investment in a public-private investment fund (the “Feeder PPIP Fund”, which invests substantially all of its assets in the “Master PPIP Fund”) formed pursuant to the Public-Private Investment Program established by the U.S. Department of the Treasury. Through these investments, the Fund seeks to capitalize on the potential for recovery in the U.S. residential and commercial real estate markets, and a corresponding recovery in valuations of mortgage securities, over an investment horizon of the next ten years.

(2) Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(3) Organization Expenses and Offering Costs

Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, has agreed to (i) reimburse all organization expenses of the Fund (approximately $16,000) and (ii) pay all offering costs (other than sales load) that exceed $.05 per share. Based on an estimated offering size of $420,000,000 (approximately 16,800,000 shares), the Fund would pay a maximum of $840,000 of offering costs and Nuveen would pay all offering costs in excess of $840,000 which is currently estimated to be $560,000. The Fund’s share of offering costs will be recorded as a reduction of the proceeds from the sale of the shares upon commencement of Fund operations.

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(4) Investment Management Agreement

The Fund has agreed to pay a total annual management fee to the Adviser and Wellington Management Company, LLP (the “Subadviser”) based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee:    The annual fund-level fee, payable monthly, shall be applied according to the schedule below.

Fund-Level Average Daily Managed Assets(1)	Fund-Level Fee Rate
First $125 million	0.9500%
Next $125 million	0.9375
Next $150 million	0.9250
$400 million and over	0.9125

Complex-Level Fee:    The annual complex-level fee, payable monthly, shall be applied according to the schedule below.

Complex-Level Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

(1)	“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of generally accepted accounting principles), such as, but not limited to, leverage at the Master PPIP Fund level attributable to the Fund’s investment in the Feeder PPIP Fund.
(2)	The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen Fund’s investment management agreement with NAM, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen Funds. The complex-level fee was 0.1901% based on complex-level assets of approximately $65.8 billion as of September 30, 2009.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay 40% of the total annual management fee for the services and facilities provided by the Adviser. The Subadviser has overall responsibility for implementing the Fund’s direct investments in mortgage-backed securities and other permitted investments. Pursuant to an investment sub-advisory agreement between the Subadviser and the Fund, the Subadviser will receive 60% of the Fund’s total annual management fee.

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The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

(5) Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment income to shareholders. For any year in which the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay Federal corporate income taxes on such retained gains.

(6) Subsequent Events

The Fund has performed an evaluation of subsequent events through November 6, 2009, which is the date the financial statements were issued.

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APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P) : When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Nuveen Mortgage Opportunity Term Fund

14,000,000 Common Shares

STATEMENT OF ADDITIONAL INFORMATION

November 24, 2009

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